UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☒Definitive Proxy Statement
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Ingredion Incorporated
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May 20, 2026	Virtual Annual Meeting Site:
8:00 a.m., Central Daylight Time	www.virtualshareholdermeeting.com/INGR2026

Notice of 2026
Annual Meeting
and Proxy Statement

INGREDION INCORPORATED	2026 PROXY STATEMENT

Letter from our Chairman, President, and CEO

5 Westbrook Corporate Center Westchester, Illinois 60154	April 8, 2026
Dear Fellow Stockholders:

It is my pleasure to invite you to Ingredion Incorporated’s 2026 Annual Meeting of
Stockholders on Wednesday, May 20, 2026, at 8:00 a.m., Central Daylight Time. The annual meeting will be conducted exclusively via the Internet and can be accessed by visiting
www.virtualshareholdermeeting.com/INGR2026, where you will be able to listen to the virtual annual meeting live, submit questions, and vote online.

In February 2026, our board of directors elected me to serve as Chairman of the Board in addition to my roles as Ingredion’s President and Chief Executive Officer. I am honored by the board’s confidence and grateful for the opportunity to serve as Chairman. Ingredion has a strong foundation, a talented global team, and a clear strategy focused on becoming the go-to provider of Texture & Healthful Solutions that make healthy taste better. I look forward to continuing to work closely with the board as we execute our growth agenda and advance our purpose of bringing the potential of people, nature, and technology together to make life better. I look forward to working closely with Victoria J. Reich, who was elected to serve as the Company’s new, independent Lead Director at the same time I was elected as
Chairman of the Board.

Your vote is important, whether or not you plan to attend the annual meeting, and we encourage you to vote promptly. You may submit your proxy or voting instructions via the
Internet or via a toll-free telephone number. Alternatively, if you received a paper copy of the proxy card by mail, you may sign, date, and mail the proxy card in the envelope provided. Instructions regarding all three methods of submitting your proxy or voting instructions are contained in the accompanying proxy statement and the proxy card. If you hold your shares through a bank, broker, or other holder of record, you should submit your voting instructions in accordance with your voting instruction form or notice provided by the holder of record.

I look forward to sharing more about Ingredion with you at our annual meeting. In addition to the business to be transacted as described in the accompanying Notice of Annual Meeting of Stockholders, I will discuss Ingredion’s recent business performance and we will conduct a question-and-answer period, as further described in the proxy statement.

On behalf of our board, I thank you for your participation, investment, and continued interest in Ingredion.

Sincerely,

James P. Zallie Chairman of the Board, President, and Chief Executive Officer

INGREDION INCORPORATED	2026 PROXY STATEMENT

Ingredion Incorporated 5 Westbrook Corporate Center Westchester, IL 60154
NOTICE OF ANNUAL MEETING
We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders of Ingredion Incorporated (the “Company”) to
be held on Wednesday, May 20, 2026, at 8:00 a.m., Central Daylight Time, and conducted exclusively via the Internet. The meeting may be accessed by visiting www.virtualshareholdermeeting.com/INGR2026, where you will be able to listen to the virtual annual meeting live, submit questions, and vote online.
The annual meeting will be held for the following purposes:
•to elect to the Company’s Board of Directors the 11 nominees who are named in the accompanying proxy statement, each to serve for a term of one year,
•to approve, by advisory vote, the compensation of the Company’s named executive officers, as described in the accompanying proxy statement,
•to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and
•to transact other business, if any, that is properly brought before the meeting or any adjournment or postponement thereof.
Only stockholders who owned Ingredion common stock as of the close of business on March 23, 2026, which is the record date for the annual meeting, will be entitled to participate in the meeting and at any adjournment or postponement thereof.
This proxy statement, our annual report to stockholders, and the proxy are first being made available to stockholders on or about April 8, 2026.
Your vote is important. Please ensure that your vote will be counted by submitting your proxy or voting instructions via the
Internet or by using the toll-free telephone number, as described in the accompanying materials. Alternatively, if you received a copy of the proxy card by mail, you may sign, date, and mail the proxy card in the envelope provided. If you hold your shares through a bank, broker, or other holder of record, you should submit your voting instructions in accordance with your voting instruction form or notice provided by the holder of record.
By order of the Board of Directors,
Tanya Jaeger de Foras
Senior Vice President, Chief Legal Officer,
Corporate Secretary, and Chief Compliance Officer
April 8, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING
TO BE HELD ON WEDNESDAY, MAY 20, 2026
The Notice of Annual Meeting of Stockholders, Proxy Statement, and
2025 Annual Report to Stockholders are available at www.proxyvote.com.

INGREDION INCORPORATED	2026 PROXY STATEMENT

ATTENDING THE 2026 ANNUAL MEETING VIA
THE INTERNET
The annual meeting of Ingredion Incorporated (“Ingredion”) will be conducted exclusively via the Internet without an option to attend in person. You will be able to access the meeting at www.virtualshareholdermeeting.com/INGR2026 using a 16-digit control number.
•If you received a notice of availability of proxy materials in the mail, your 16-digit control number was included as part of your notice.
•If your Ingredion shares are registered in your name and you received an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website, your 16-digit control number was included as part of your e-mail notification.
•If your Ingredion shares are registered in your name and you received proxy materials by mail, your 16-digit control number was included as part of your proxy card.
•If your Ingredion shares are held by a bank, broker, or other holder of record, your 16-digit control number was included as part of the voting instruction form provided by your bank, broker, or other holder of record. If you did not receive a voting instruction form with this control number, please contact your holder of record.
We encourage you to access the virtual annual meeting before the start time of 8:00 a.m., Central Daylight Time, on
Wednesday, May 20, 2026. Please allow ample time for online check-in, which will begin at 7:45 a.m., Central Daylight Time, on
May 20, 2026. If you encounter any difficulties accessing the virtual annual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual annual meeting login page.
If you do not have a 16-digit control number, you may still attend the virtual annual meeting as a guest in listen-only mode. To attend as a guest, please visit www.virtualshareholdermeeting.com/INGR2026 and enter the information requested on the screen to register as a guest. Please note that you will not have the ability to vote or ask questions during the annual meeting if you attend as a guest.
You may submit a question in advance of the annual meeting at www.proxyvote.com after logging in with the 16-digit control number provided on your proxy card, voting instruction form, or notice of availability of proxy materials. In addition, you may ask a question during the annual meeting if you have logged in to the annual meeting website with your 16-digit control number. There is a limit of two questions per stockholder. Each question should be succinct and cover only a single topic.
Shortly after the annual meeting, we will post the questions submitted in accordance with the meeting rules of conduct and procedures and the associated answers on our Investor Relations website, https://ir.ingredionincorporated.com/events-and-
presentations. Similar questions on the same topic may be answered as a group.
For additional information about the annual meeting, see “Questions and Answers About This Proxy Statement and Our 2026
Annual Meeting.”

INGREDION INCORPORATED	2026 PROXY STATEMENT

VOTING ROADMAP

Proposal	1Election of Directors	Our Board recommends a vote FOR each director nominee

The Board of Directors and the Corporate Governance and
Nominating Committee believe that the 11 director nominees
possess the necessary qualifications and experience to
effectively oversee our management and business and
promote the long-term interests of our stockholders.
See page 1 for further information

Proposal	2Advisory Vote on Compensation of Our Named Executive Officers	Our Board recommends a vote FOR this proposal

The Company seeks a non-binding advisory vote to approve
the compensation of our named executive officers as
described in the Compensation Discussion and Analysis section of this proxy statement beginning on page 26 and the
compensation tables and related narrative disclosures
beginning on page 47.
See page 67 for further information

Proposal	3Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm	Our Board recommends a vote FOR this proposal

The Board of Directors and the Audit Committee believe that
the retention of KPMG LLP to serve as the Company’s
independent registered public accounting firm for the fiscal year ending December 31, 2026 is in the best interests of the
Company and its stockholders. As a matter of good corporate
governance, stockholders are being asked to ratify the Audit
Committee’s appointment of KPMG LLP.
See page 71 for further information

QUESTIONS AND ANSWERS: Please see “Questions and Answers About This Proxy Statement and Our 2026 Annual
Meeting” beginning on page 73 for important information about the proxy materials, voting, the 2026 Annual Meeting of
Stockholders, and the deadlines to submit stockholder proposals and director nominees for the 2027 Annual Meeting of
Stockholders.

INGREDION INCORPORATED	2026 PROXY STATEMENT	i

INGREDION INCORPORATED	2026 PROXY STATEMENT	1

Proposal 1. Election of Directors

PROXY STATEMENT	Ingredion Incorporated 5 Westbrook Corporate Center Westchester, IL 60154

In this proxy statement we refer to Ingredion Incorporated individually and collectively with its consolidated subsidiaries as
“Ingredion,” the “Company,” “we,” or “us.”
Proposal 1. Election of Directors
In this Proposal 1, the Board of Directors is asking stockholders to elect to the Board of Directors the 11 director nominees who are named in this proxy statement, each to serve for a term of one year.

The Board of Directors unanimously recommends that you vote FOR the nominees for election as directors.
Directors Nominated for Election at the Annual
Meeting
The Company is engaged in ongoing efforts to refresh the board to ensure that it includes a mix of directors who will meet both the current and long-term needs of the board, the Company, and our stockholders. As part of these efforts, the board has proposed for election at this annual meeting one nominee who has joined the board since the 2025 annual meeting of stockholders. Ms. Siobhán Talbot joined the board on April 1, 2026.
Mr. Gregory Kenny retired from the board on March 23, 2026. The board has conveyed its gratitude to Mr. Kenny for his distinguished service as a director and many contributions to the Company.
The terms of all 11 of our incumbent directors, including Ms. Talbot, will expire at the 2026 annual meeting. All of our current board members serving as of the date of this proxy statement have been nominated for re-election as directors. If elected, each nominee will hold office for a one-year term expiring at our 2027 annual meeting. Each director who is elected by our stockholders will serve until his or her successor has been elected and qualified or until his or her earlier death, resignation, or removal.
All of the nominees for election, who are listed below, have consented to being named in this proxy statement and to serve if elected. If, for any reason, any nominee ceases to be a candidate for election at the annual meeting, the proxies will be voted for a substitute nominee designated by the board unless the board chooses to reduce the number of authorized directors or to leave the vacancy unfilled.
The information in the table below and in the following director biographies is presented as of April 1, 2026.

		Director Since	Committee Membership
Name and Primary Occupation	Age		AC	PCCC	CGNC
David B. Fischer | Independent Director
Former Chief Executive Officer of Greif, Inc.	63	2013		✓
Rhonda L. Jordan | Independent Director
Former President, Global Health & Wellness, and Sustainability of Kraft Foods Inc.	68	2013
Charles V. Magro | Independent Director
Chief Executive Officer of Corteva, Inc.	56	2022		✓
Victoria J. Reich | Independent Director, Lead Director
Former Senior Vice President and Chief Financial Officer of Essendant Inc.	68	2013	✓

2	INGREDION INCORPORATED	2026 PROXY STATEMENT

Proposal 1. Election of Directors

		Director Since	Committee Membership
Name and Primary Occupation	Age		AC	PCCC	CGNC
Catherine A. Suever | Independent Director
Former Executive Vice President – Finance and Administration and Chief Financial Officer of Parker-Hannifin Corporation	67	2021
Siobhán Talbot | Independent Director
Former Group Managing Director and Chief Executive Officer of Glanbia plc	62	2026
Stephan B. Tanda | Independent Director
President and Chief Executive Officer of AptarGroup, Inc.	60	2019
Jorge A. Uribe | Independent Director
Former Global Productivity and Organization Transformation Officer of The Procter & Gamble Company	69	2015			✓
Patricia Verduin | Independent Director
Former Chief Technology Officer, Global Technology of Colgate- Palmolive Company	66	2023			✓
Dwayne A. Wilson | Independent Director
Former Senior Vice President of Fluor Corporation	67	2010	✓
James P. Zallie
Chairman of the Board, President and Chief Executive Officer of the Company	64	2017

AC – Audit Committee • PCCC – People, Culture, and Compensation Committee • CGNC – Corporate Governance and
Nominating Committee
   Chair           ✓   Member

INGREDION INCORPORATED	2026 PROXY STATEMENT	3

Proposal 1. Election of Directors

DIRECTOR NOMINEE BIOGRAPHIES

David B. Fischer Independent Director	Rhonda L. Jordan Independent Director
Former Chief Executive Officer of Greif, Inc. Age: 63 Director since: May 2013 Committees: People, Culture, and Compensation Other Current Public Company Boards: Balchem Corporation
Former President, Global Health &
Wellness, and Sustainability of Kraft
Foods Inc
Age: 68
Director since: November 2013
Committees: People, Culture, and
Compensation, Chair
Other Current Public Company
Boards: ESAB Corporation

Mr. Fischer served as Chief Executive Officer and a director of
Greif, Inc. from November 2011 to October 2015, and as
President of Greif, Inc. from October 2007 to October 2015.
Greif, Inc. is a manufacturer and provider of industrial
packaging and services for a wide range of industries. Mr.
Fischer serves as a director of Balchem Corporation, a
publicly traded manufacturer of performance ingredients and
products for the food, nutritional, feed, pharmaceutical and medical sterilization industries, and DoMedia Inc., a privately held technology company that operates a market for out-of-
home advertising sales.

Ms. Jordan served from September 2009 to March 2012 as
President, Global Health & Wellness, and Sustainability of
Kraft Foods Inc., one of the largest consumer packaged food
and beverage companies in North America and one of the
largest worldwide among publicly traded consumer packaged
food and beverage companies. Prior to that service, she held positions as President of Kraft’s Cheese and Dairy business
unit and its Grocery business unit. Ms. Jordan serves as a
director of ESAB Corporation, an NYSE-listed global
manufacturing and engineering company that provides
fabrication technology products and services. Ms. Jordan is
also lead director of Bush Brothers & Company, a privately
held branded vegetable processor, and a director of I and
Love and You, a privately held branded manufacturer of
grain-free food and healthy chews and treats for pets.

Mr. Fischer is also chairman of the board and co-founder of
10x Engineered Materials LLC, a privately held materials
science-based company that manufactures high-tech
industrial abrasives. He also is the chairman of the board of
Flexible Products and Services, a wholly-owned subsidiary of
National Scientific Company Limited. Mr. Fischer also serves as a board member of Partners for Care, a U.S.-based not-
for- profit organization focused on water, health, and
nutrition in developing countries.

Qualifications
The qualifications and experiences the board considered in
determining that Mr. Fischer should serve as a director of
the Company include his service as the Chief Executive
Officer of a public company, his operating and
manufacturing, sales and marketing and general
management experience, including responsibility for
international operations while based in the U.S. and in
Switzerland, his service on the board of a public company
in addition to Ingredion, including his service as a member
of its compensation committee, and his current and prior
service on the boards of privately held companies and not-
for-profit organizations.

Qualifications
The qualifications and experiences the board
considered in determining that Ms. Jordan should serve
as a director of the Company include her 25 years of
operating, general management and marketing
experience within a large, publicly held, global
corporation, her service as a director, chair of the
compensation committee and a member of the
nominating and corporate governance committee of
another public company, and her current and prior
service on the boards of privately held companies. In
addition, our board has determined that Ms. Jordan
qualifies as an audit committee financial expert as
defined in Item 407(d)(5) of Regulation S-K of the
Securities and Exchange Commission.

4	INGREDION INCORPORATED	2026 PROXY STATEMENT

Proposal 1. Election of Directors

Charles V. Magro Independent Director	Victoria J. Reich Independent Director, Lead Director
Chief Executive Officer of Corteva, Inc. Age: 56 Director since: May 2022 Committees: People, Culture, and Compensation Other Current Public Company Boards: Corteva, Inc.	Former Senior Vice President and Chief Financial Officer of Essendant Inc. Age: 68 Director since: November 2013 Committees: Audit Other Current Public Company Boards: Ecolab, Inc., H&R Block, Inc.

Mr. Magro currently serves as the Chief Executive Officer
and a director of Corteva, Inc., an NYSE-listed global
agriculture company that provides farmers around the world
with a balanced and diverse mix of seed, crop protection and digital solutions focused on maximizing productivity to
enhance yield and profitability. He has served in this position since November 2021. Prior to assuming his current role, Mr.
Magro served as a self-employed consultant from April 2021
to November 2021. From January 2018 to April 2021, he
served as the President and Chief Executive Officer of
Nutrien Ltd., a Canadian-based supplier of fertilizer and
other crop inputs, services, and solutions that had
approximately $20 billion in revenue. Mr. Magro previously
served as a director of the Canada Pension Plan Investment
Board, a Canadian state-owned pension plan sponsor that
oversees and invests the funds contributed to and held by
the Canada Pension Plan, and Canpotex Ltd., one of the
world’s largest marketers and exporters of potash.

Ms. Reich served as Senior Vice President and Chief Financial
Officer of Essendant Inc., formerly United Stationers Inc., a wholesale distributor of business products, from June 2007 to
July 2011. Ms. Reich is a director of NYSE-listed H&R Block,
Inc., a provider of tax preparation and related services, and a director of NYSE-listed Ecolab Inc., a provider of water and hygiene services and technologies for the food, hospitality, industrial and energy markets. She serves as the chair of the audit committee of H&R Block and is a member of the audit
committee of Ecolab. Ms. Reich also serves as a director of
Logan Health Whitefish Hospital, a not-for-profit
organization.

Qualifications
The qualifications and experiences the board considered
in determining that Mr. Magro should serve as a director
of the Company include his current and prior service as
Chief Executive Officer of public companies, his
accounting and financial, operating and manufacturing,
sales and marketing and general management
experience, including extensive experience with mergers
and acquisitions and responsibility for international
operations while living and working outside the U.S., his
service on the boards of public companies in addition to
Ingredion, and his prior service on the boards of privately
held companies. In addition, our board has determined
that Mr. Magro qualifies as an audit committee financial
expert as defined in Item 407(d)(5) of Regulation S-K.

Qualifications
The qualifications and experiences the board considered in
determining that Ms. Reich should serve as a director of
the Company include her more than 30 years of service in
corporate financial and accounting roles, her service as the
Chief Financial Officer of public companies and as a
controller, her operating and general management
experience, including responsibility for international
operations while living and working outside the U.S., her
service as a member of the finance committee of a public
company, as chair of the audit committee of two other
public companies and as a member of the governance
committee of another public company. In addition, our
board has determined that Ms. Reich qualifies as an audit
committee financial expert as defined in Item 407(d)(5) of
Regulation S-K.

INGREDION INCORPORATED	2026 PROXY STATEMENT	5

Proposal 1. Election of Directors

Catherine A. Suever Independent Director	Siobhán Talbot Independent Director

Former Executive Vice President –
Finance and Administration and
Chief Financial Officer of Parker-
Hannifin Corporation
Age: 67
Director since: August 2021
Committees: Audit, Chair
Other Current Public Company
Boards: Hexcel Corporation
Former Group Managing Director and Chief Executive Officer of Glanbia plc Age: 62 Director since: April 2026 Other Current Public Company Boards: CRH plc

Ms. Suever served as Executive Vice President – Finance and
Administration and Chief Financial Officer of Parker-Hannifin
Corporation, an NYSE-listed global leader in motion and
control technologies, from April 2017 until her retirement in
December 2020. Prior to that service, Ms. Suever held roles
of increasing responsibility with Parker-Hannifin within the finance department in addition to serving as the Business
Unit Manager for two of the company’s business units.
Ms. Suever serves as a director and member of the audit
committee of Hexcel Corporation, an NYSE-listed global
leader in advanced composites technology that sells its
products in commercial, military, and recreational markets
for use in commercial and military aircraft, space launch
vehicles and satellites, wind turbine blades, sports
equipment, and automotive products. In addition, she is a
member of the American Institute of Certified Public
Accountants (AICPA).

Ms. Talbot served as Group Managing Director and Chief
Executive Officer of Glanbia plc, a Euronext Dublin and
London-listed multinational nutrition company, from
November 2013 to December 2023. She served in roles of
increasing responsibility with that company over the course
of 31 years of service. She currently serves as a director of
CRH plc, a NYSE-listed multinational building materials and
solutions provider, and is a member of its audit committee.

Qualifications
The qualifications and experiences the board considered in
determining that Ms. Suever should serve as a director of
the Company include her extensive background in finance
and accounting, including her service as the Chief Financial
Officer of a public company, her significant experience in
compliance, risk management, systems solutions, and
investor relations, and her service as a member of the
audit committee of another public company. In addition,
our board has determined that Ms. Suever qualifies as an
audit committee financial expert as defined in
Item 407(d)(5) of Regulation S-K.

Qualifications
The qualifications and experiences the board considered in
determining that Ms. Talbot should serve as a director of
the Company include her prior service as a Chief Executive
Officer of a public company, her extensive strategic,
accounting, financial, commercial, operating and
manufacturing experience, her responsibility for
international operations while living and working outside
of the U.S., and her service on the board and the audit
committee of another public company. In addition, our
board has determined that Ms. Talbot qualifies as an audit
committee financial expert as defined in Item 407(d)(5) of
Regulation S-K.

6	INGREDION INCORPORATED	2026 PROXY STATEMENT

Proposal 1. Election of Directors

Stephan B. Tanda Independent Director	Jorge A. Uribe Independent Director
President and Chief Executive Officer of AptarGroup, Inc. Age: 60 Director since: August 2019 Committees: Corporate Governance and Nominating, Chair Other Current Public Company Boards: AptarGroup, Inc.
Former Global Productivity and
Organization Transformation
Officer of The Procter &
Gamble Company
Age: 69
Director since: July 2015
Committees: Corporate Governance
and Nominating
Other Current Public Company
Boards: General Mills, Inc.

Mr. Tanda has served as President and Chief Executive Officer and as a director of AptarGroup, Inc., an NYSE-listed global leader in consumer dispensing, active packaging, and drug
delivery solutions, since February 2017. He has announced
his intention to retire as Chief Executive Officer of
AptarGroup, Inc. on September 1, 2026 and as a director of
AptarGroup, Inc. by the end of 2026. Mr. Tanda’s business
career spans over 34 years and includes living in seven
countries while working in leadership roles for various public companies. Mr. Tanda is a member of the Executive
Education Board of The Wharton School of the University of
Pennsylvania. He previously served as a director of Patheon
NV, formerly an NYSE-listed company that provided
pharmaceutical development and manufacturing services,
and Semperit AG Holding, a Vienna Stock Exchange-listed
manufacturer of industrial rubber and plastic products.

Mr. Uribe served as the Global Productivity and Organization
Transformation Officer of The Procter & Gamble Company,
the world’s largest maker of consumer packaged goods, from
December 2012 to July 2015. Prior to that service, Mr. Uribe spent more than 33 years with Procter & Gamble, where his
various roles included responsibility over operations in Latin
America, Switzerland, Central America and the Caribbean,
Cyprus, Malaysia, the United Arab Emirates and the Gulf
countries, Saudi Arabia, and Colombia. Mr. Uribe is a director of General Mills, Inc., an NYSE-listed leading global food
company.

Qualifications
The qualifications and experiences the board considered in
determining that Mr. Tanda should serve as a director of the
Company include his current service as the President and
Chief Executive Officer of a public company, his operating,
manufacturing, and general management experience,
including while living and working outside the U.S., and his service on the boards of other public companies. In addition, our board has determined that Mr. Tanda qualifies as an
audit committee financial expert as defined in Item 407(d)(5)
of Regulation S-K.

Qualifications
The qualifications and experiences the board considered in
determining that Mr. Uribe should serve as a director of
the Company include his more than 30 years of operating
and general management experience and sales and
marketing experience, including multi-regional and multi-
country responsibility for international operations while
living and working outside the U.S. within a larger, publicly held, global corporation, and his service on the board of a
public company in addition to Ingredion, including the
compensation committee of another public company, and
his prior service on the boards of other private and public
companies and a not-for-profit organization.

INGREDION INCORPORATED	2026 PROXY STATEMENT	7

Proposal 1. Election of Directors

Patricia Verduin Independent Director	Dwayne A. Wilson Independent Director

Former Chief Technology Officer,
Global Technology for Colgate-
Palmolive Company
Age: 66
Director since: May 2023
Committees: Corporate Governance
and Nominating
Other Current Public Company
Boards: Avient Corporation, FMC
Corporation

Former Senior Vice President of
Fluor Corporation
Age: 67
Director since: May 2010
Committees: Audit
Other Current Public Company
Boards: Crown Holdings, Inc., DT
Midstream, Inc., Sterling
Construction Company, Inc.

Dr. Verduin served as Chief Technology Officer, Global
Technology, for Colgate-Palmolive Company, an NYSE-listed
multinational consumer products company that specializes in
the production, distribution, and provision of household,
health care, personal care, and veterinary products, from
February 2009 to January 2023. Dr. Verduin serves as a
director of Avient Corporation, an NYSE-listed global
manufacturer of specialized polymer materials; FMC
Corporation, an NYSE-listed global agricultural science
company specializing in crop protection; and Reckitt
Benckiser Group PLC, a FTSE-listed global consumer products
company. Dr. Verduin was a director of the Monsanto
Company, an NYSE-listed agrochemical and agricultural
biotechnology corporation, prior to its acquisition by Bayer
AG.

Mr. Wilson served as Senior Vice President of Fluor
Corporation, reporting to the Chairman and CEO on key
initiatives of strategic importance, from June 2014 to
June 2016. Fluor is one of the world’s largest publicly
owned engineering, procurement, construction,
maintenance, and project management companies.
Mr. Wilson previously served as President and Chief
Executive Officer of Savannah River Nuclear Solutions, LLC,
the managing and operating contractor of the U.S.
Department of Energy’s Savannah River Site including the
Savannah River National Laboratory, from October 2011 to
June 2014. Mr. Wilson is a director and member of the audit
committee of NYSE-listed Crown Holdings, Inc., a leading
global supplier of rigid packaging products to consumer
marketing companies; a director of NYSE-listed DT
Midstream, Inc., an owner, operator and developer of
natural gas midstream interstate and intrastate pipelines,
storage, and gathering systems, and compression, treatment
and surface facilities; and a director and member of the audit committee of publicly traded Sterling Construction Company,
Inc., a leading infrastructure services provider of e-
infrastructure solutions, building solutions, and
transportation solutions. Mr. Wilson is a National Association of Corporate Directors Fellow.

Qualifications
The qualifications and experiences the board considered in
determining that Dr. Verduin should serve as a director of
the Company include her four decades of leadership in the
consumer- packaged goods industry and significant
contributions in innovation, operations, scientific policy, and communications, including her service as Chief Technology
Officer, Global Technology, of a public company, her
extensive experience with leading new product launches
(encompassing both regulatory and product quality aspects),
her leadership of a public company’s sustainability
programs, and her service as a director of other public
companies.

Qualifications
The qualifications and experiences the board considered
in determining that Mr. Wilson should serve as a director
of the Company include his more than 35 years of project
management, operating and manufacturing, sales and
marketing and general management experience,
including responsibility for international operations while
based in the U.S., within a large publicly held corporation, his service as President and Chief Executive Officer of the
managing and operating contractor of a significant U.S.
Department of Energy site, including a National
Laboratory, and his current and past service on the
boards of multiple public companies in addition to
Ingredion and on the board of a not-for-profit
organization.

8	INGREDION INCORPORATED	2026 PROXY STATEMENT

Proposal 1. Election of Directors

James P. Zallie Director
Chairman of the Board, President and Chief Executive Officer of the Company Age: 64 Director since: September 2017 Other Current Public Company Boards: Sylvamo Corporation

Mr. Zallie has been President and Chief Executive Officer of the Company since January 1, 2018 and Chairman since
February 9, 2026. Before assuming his current position, he
served at Ingredion as Executive Vice President, Global
Specialties and President, Americas from January 2016 to
December 2017. Mr. Zallie previously served at Ingredion as
Executive Vice President, Global Specialties and President,
North America and EMEA from January 2014 to December
2015; as Executive Vice President, Global Specialties and
President, EMEA and Asia-Pacific from February 2012 to
January 2014; and as Executive Vice President and President,
Global Ingredient Solutions from October 2010 to January
2012. Mr. Zallie served as President and Chief Executive
Officer of the National Starch LLC business from January 2007 to September 2010. National Starch was acquired by
Ingredion in October 2010.
Mr. Zallie serves as a director and member of the audit
committee of Sylvamo Corporation, an NYSE-listed global
producer of uncoated papers, and as a director of
Northwestern Medicine North Region, a not-for-profit
organization. Mr. Zallie served as a director of Innophos
Holdings, Inc., a formerly publicly traded international
producer of food and beverage ingredients, from September
2014 to April 2018.

Qualifications
The qualifications and experiences the board considered in
determining that Mr. Zallie should serve as a director of the
Company include his current service as the Chairman of the
Board, President and Chief Executive Officer of Ingredion, his
prior service as the President of a large business unit of a public company, his operating and manufacturing, sales and
marketing and general management experience, including
while living and working outside the U.S., and his current
service on the board of a public company in addition to
Ingredion, his prior service on the board of another public
company, and his current service on the board of a not-for-
profit organization.

INGREDION INCORPORATED	2026 PROXY STATEMENT	9

Proposal 1. Election of Directors

The Board and Committees
The business and affairs of the Company are conducted under the direction of its Board of Directors.
Under our certificate of incorporation, the Board of Directors may have not fewer than seven or more than 17 members. The
Board of Directors is currently composed of 11 directors, ten of whom are non-employee directors.
The experience, qualifications, attributes, and skills the board considered in determining that the nominees standing for election should serve as directors are discussed above in their biographies. See the discussion under “Corporate Governance and Nominating Committee” for a description of the board’s criteria for selecting director nominees.
INDEPENDENCE
The Board of Directors has determined that the following ten directors each satisfy the definition of independence under the
Company’s Corporate Governance Principles, which incorporate the director independence standards established by the rules of the New York Stock Exchange (“NYSE”): Mr. Fischer, Ms. Jordan, Mr. Magro, Ms. Reich, Ms. Suever, Ms. Talbot, Mr. Tanda,
Mr. Uribe, Ms. Verduin, and Mr. Wilson. In addition, the Board of Directors has determined that the members of the People,
Culture, and Compensation Committee (“PCC Committee”) and the Audit Committee satisfy the additional independence requirements established by Securities and Exchange Commission (“SEC”) and NYSE rules for membership on those committees.
Under the rules of the NYSE, a director is considered to be independent if the Board of Directors has affirmatively determined that the director has no material relationship with the Company or any of its subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company or any of its subsidiaries). In addition, the
NYSE rules stipulate that certain relationships preclude a director from being considered to be independent.
MEETINGS
The board held six meetings in 2025. Each director attended at least 75 percent of the meetings of the board and the committees of the board on which he or she served during 2025 during the period of such service.
We encourage, but do not require, our directors to attend the annual meeting of stockholders. All 11 directors then serving on the board attended our 2025 annual meeting of stockholders.
Non-employee directors meet regularly in executive sessions without the presence of management. Executive sessions are held in conjunction with each regularly scheduled meeting of the board. “Non-employee” directors are board members who are not
Company officers or employees and may include directors who are not “independent” by reason of the existence of a material relationship with the Company. All of the Company’s ten current non-employee directors qualify as independent directors. The independent Lead Director presides over executive sessions of our non-employee directors.
TERM OF SERVICE
The board does not impose term limits on service, as it believes term limits could unnecessarily interfere with the continuity, diversity, developed experience and knowledge, and the long-term outlook the board must possess. The Corporate Governance and Nominating Committee (“CGN Committee”) will consider the length of a director’s prior service in making a recommendation to the board as to whether a director should be nominated for re-election. In making its recommendation, the
CGN Committee will consider such factors as effectiveness and productivity of the director, the need for retaining an experienced director, and other factors identified during the board self-evaluation process.
Board policy requires non-employee directors to retire no later than the annual meeting following their 75th birthday.
Employee directors, including the Chief Executive Officer (“CEO”), are required to retire from the board upon their retirement or other cessation of service as an employee, unless the board determines otherwise. In general, board policy requires executive officers to retire at age 65. In November 2025, the board waived the applicability of this policy with respect to James
P. Zallie, our current Chairman of the Board, CEO, and President.

10	INGREDION INCORPORATED	2026 PROXY STATEMENT

Proposal 1. Election of Directors

CORPORATE GOVERNANCE DOCUMENTS
The Company’s Corporate Governance Principles; Code of Ethics for Chief Executive Officer, Chief Financial Officer, and Other
Executives Involved in Financial Reporting; and Code of Conduct are available in the “Corporate Governance” section of our investor relations website at https://ir.ingredionincorporated.com/corporate-governance/highlights.
The Company’s Corporate Governance Principles were adopted by our Board of Directors. The Corporate Governance Principles
are designed to promote effective functioning of the board’s activities, to ensure that we conduct our business in accordance with the highest legal and ethical standards, and to enhance shareholder value. We seek under our Corporate Governance
Principles to ensure that strong, independent directors continue to effectively oversee our management and provide vigorous oversight of how we address key issues relating to strategy, risk, and integrity.
Among the topics addressed in our Corporate Governance Guidelines are:

•Number and structure of committees	•Board membership criteria and selection
•Assignment and rotation of committee members	•Continuing education for directors
•Frequency, length, and agendas for meetings	•Term limits for directors
•Director responsibilities	•Evaluation of the CEO and succession planning
•Board oversight of risk management processes	•Board interaction with investors, the press, customers, and others
•Access to management	•Membership on other boards
•Size of the board	•Engagement of independent advisors
•Board independence
BOARD OVERSIGHT OF RISK MANAGEMENT PROCESSES
The Board of Directors regularly devotes time during its meetings to review and discuss the significant risks facing the Company and the steps that the Company takes to monitor, manage, and mitigate such exposures. The board’s oversight of risk management includes consideration of strategic, competitive, economic, geopolitical, and political risks, among others.
Significant risks include those identified in the Company’s disclosures in its Annual Report on Form 10-K and its other SEC filings and forward-looking statements disclosures. The management of these risks are prioritized by Company management and discussed with the board and the appropriate committees of the board in the exercise by the board and those committees of their respective oversight roles. The board conducts a comprehensive annual review of the Company’s risk management processes with input from management and all relevant board committees. The CEO and the Chief Financial Officer (“CFO”)
report to the board quarterly on risk management matters.
The Audit Committee is the board committee with primary responsibility for oversight of the Company’s risk management profile and compliance with financial, legal, and regulatory requirements. Under its charter, the Audit Committee has the responsibility to review policies with respect to risk assessment and risk management, to discuss the Company’s major risk exposures and the steps management has taken to monitor such exposures, and to review, on an annual basis, a report prepared by the Chief Legal Officer on litigation in which the Company is a party or otherwise affected. In the exercise of that responsibility, the Audit Committee discusses with management the major financial, legal, and regulatory compliance risk exposures facing the Company and the appropriate responses to such risks. The Audit Committee considers financial risk management policies and exposures relating to commodity prices, including corn and energy prices, foreign exchange rates, interest rates, and financial derivatives, and reviews insurable risk management policies. The Audit Committee also reviews the
Company’s capital structure, access to capital markets, liquidity, credit availability, and related matters.
The Audit Committee also exercises oversight with respect to the status of corporate security, the security for the Company’s electronic data processing and information systems (“information security”), and the general security of the Company’s people and assets. The board receives information security updates at its regularly scheduled meetings that address cybersecurity metrics, highlights, and risks. At least two times each year, the Company’s Chief Digital and Information Officer reports to the
Audit Committee on information security controls, risks, guidelines, and developments. The Chief Digital and Information
Officer oversees the Global Information Security Team and works in partnership with our Internal Audit function to review information security and technology-related internal controls and controls processes. Our Company-wide information security

INGREDION INCORPORATED	2026 PROXY STATEMENT	11

Proposal 1. Election of Directors

training program includes security awareness training, regular phishing simulations, and other targeted communications and trainings throughout the year.
In addition to the Audit Committee, the other committees of the board consider risk in connection with their oversight of the matters within the scope of their respective charters.
The PCC Committee oversees labor and other human capital management matters as well as executive and director compensation programs. In addition, the PCC Committee considers whether the Company’s compensation plans, policies, and practices encourage excessive or inappropriate risk-taking that could have a material adverse effect on the Company’s business and performance. Furthermore, the PCC Committee considers the Company’s compensation and benefit programs in the context of competitive risks faced by the Company. In its 2025 risk review, the PCC Committee determined that the Company’s pay programs did not contain any features that would encourage excessive risk-taking.
The CGN Committee addresses potential risks that could result from inadequate independence or other matters relating to board composition and effectiveness, potential conflicts of interest, environmental compliance matters, and the operation and effectiveness of the Company’s compliance programs related to business ethics and product safety and quality.
Each committee provides regular reports on its activities to the Board of Directors with respect to its oversight and review of risk assessment and risk management matters.
As part of overall governance and risk management, the board and its three committees are actively engaged in oversight of responsible business and sustainability-related matters, including environmental, social, and governance-related topics.
Exercise of such oversight includes reviewing the Company’s strategy and providing guidance with respect to these matters and overseeing performance against the Company’s goals. A summary of the board governance with respect to sustainability-
related matters is as follows:

Board of Directors
•Active oversight over the Company’s strategy, risk management, and overall performance
•Strategic oversight includes integration of responsible business and sustainability-related matters in the
Company’s overall strategy
•Review of relevant Company reports prior to external publication

Audit Committee	CGN Committee	PCC Committee
•Governance over financial
reporting process and controls
•Oversight over enterprise risk
management, including
cybersecurity
•Governance over the
sustainability-related reporting
process and controls, as
required by applicable laws and
regulations

•Corporate governance and
stockholders’ rights
•Ensuring the board has the right
mix of skills and experience to
be effective, including the
evaluation of the board and its
committees
•Oversight over:
◦Environmental impact and
sustainability, including
emissions, water usage, and
climate-related risk
◦People and food safety/
quality
◦Corporate compliance
program

•Oversight over human capital
management strategies linked
to recruitment, talent
development, retention,
inclusion & belonging, and
overall Company culture
•Aligning executive
compensation to the Company
strategy and best interests of
stockholders
•Monitoring management
initiatives related to the
Company’s ongoing
commitment to pay equity

Company Management
•Development and execution of Company strategy and capital investment plan
•Day-to-day responsibility for Company performance
•Oversight and decision-making via Sustainability Executive Advisory Committee (seven executive leadership team members and the Vice President, Corporate Sustainability) and other relevant executive forums

12	INGREDION INCORPORATED	2026 PROXY STATEMENT

Proposal 1. Election of Directors

BOARD LEADERSHIP
The board periodically evaluates the leadership structure that best meets the Company’s and stockholders’ needs based on the individuals then serving and the Company’s particular circumstances. Board policy and the Company’s bylaws afford the board flexibility to separate or combine the positions of Chairman of the Board and CEO as the board, from time to time, may determine to be the most suitable structure for governance and effective board functioning.
Since February 9, 2026, both the Chairman of the Board and Chief Executive Officer positions have been held by Mr. Zallie. Our
Corporate Governance Principles provide that if the Chairman and CEO positions are combined, the board’s independent directors will elect an independent director to serve as Lead Director for a term of one year. On February 9, 2026, the independent directors elected Ms. Reich to serve as the Lead Director.
The board has determined that its current structure, with combined Chairman and Chief Executive Officer roles and a Lead
Director, together with the exercise of key oversight responsibilities by our independent directors, is in the best interests of the
Company and its stockholders. The board believes that combining the Chairman and CEO positions is currently the most effective leadership structure for the Company given Mr. Zallie’s in-depth knowledge of the Company’s businesses and industry, his ability to formulate and implement strategic initiatives, and his extensive contact with and knowledge of the Company’s customers and other business partners. As Chief Executive Officer, Mr. Zallie is deeply involved in the Company’s day-to-day operations and is therefore able to effectively elevate the most critical business issues for consideration by the board’s independent directors and is best positioned to oversee the execution of strategy across each of the Company’s businesses to maximize long-term shareholder value. The Lead Director is given broad authority, as described below, to lead oversight of management by our independent directors.
In accordance with the Company’s Corporate Governance Principles, the Lead Director is charged with overseeing the board’s governance processes, including board self-evaluations, CEO succession planning, and other governance-related matters. The
Lead Director’s other responsibilities include the following:
•presiding at meetings of the board in the absence of the Chairman and at executive sessions of the board conducted without the presence of management,
•serving as a liaison between the independent directors and the Chairman,
•providing direct feedback to the Chairman on matters discussed in executive sessions of the board and serving as an informal communication link between the directors and management,
•working with the Chairman and the Chair of the CGN Committee regarding matters to be included in board agendas and the information associated with those agendas,
•approving the agendas, meeting schedules, and information provided to the board,
•working with the Chairman to ensure that the board conducts its business in an independent manner and is alert to its obligations to the Company’s stockholders,
•working with the Chairman to ensure that board meetings are conducted in such a manner as to allow adequate time and opportunity for appropriate discussion of matters brought before the board,
•as appropriate, exercising authority to call meetings of the board and meetings of the independent directors, and
•being available as deemed appropriate by the board for consultation and direct communication with stockholders.
The Lead Director may assume such other responsibilities as the independent directors may designate from time to time.
The Lead Director is subject to appointment or reappointment on an annual basis.
COMMITTEES OF THE BOARD
The board currently has three standing committees, consisting of the Audit Committee, the PCC Committee, and the CGN
Committee. Each of these committees operates pursuant to a written charter adopted by the board. These charters are available in the “Corporate Governance” section of our investor relations website at https://ir.ingredionincorporated.com/
corporate-governance/highlights.

INGREDION INCORPORATED	2026 PROXY STATEMENT	13

Proposal 1. Election of Directors

AUDIT COMMITTEE

Membership

Number of meetings held during 2025: 10		Report: page 70

C. A. Suever (Chair, since February 10, 2026)	V. J. Reich	D. A. Wilson
Our Audit Committee is composed entirely of independent directors, as “independent director” is defined under the rules of the
NYSE, including the additional independence requirements under SEC rules applicable to Audit Committee membership. Each of the members of the Audit Committee is “financially literate,” as required by the rules of the NYSE. The board has determined that Ms. Suever, the Chair of the Audit Committee, and Ms. Reich, who also serves as a committee member as of the date of this proxy statement, each qualify as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. In addition, as described in the director qualifications matrix below, four other board members who do not serve on the Audit
Committee (Ms. Jordan, Mr. Magro, Ms. Talbot, and Mr. Tanda) have been determined by the board to be audit committee financial experts. Ms. Suever succeeded Ms. Reich, who served as Chair of the Audit Committee during 2025, as committee
Chair.
The primary responsibilities of the Audit Committee, among others, are to:
•assist the board in fulfilling its oversight responsibilities related to the integrity of the financial reporting process, the effectiveness of the systems of financial control, and the Company’s compliance with legal and regulatory requirements,
•act as a separately designated standing audit committee established in accordance with the Securities Exchange Act of
1934, as amended (the “Exchange Act”), and NYSE rules,
•select the Company’s independent auditors, who are accountable to and meet privately with this committee on a regular basis, and exercise direct responsibility for the retention, evaluation, termination, compensation, and oversight of the independent auditors,
•review the scope of the audit to be conducted by the independent auditors and the results of their audit,
•oversee the Company’s financial reporting activities and adherence to accounting standards and principles,
•oversee the Company’s enterprise risk management program,
•review policies and procedures with respect to risk assessment and risk management, including risk with respect to cybersecurity, commodity prices and hedging strategies, foreign exchange rates, interest rates, and foreign exchange derivatives,
•discuss with management the Company’s risks relating to the Company’s financial statements and financial reporting processes, and the guidelines, policies, and processes for monitoring and mitigating such risks,
•approve audit and non-audit services provided to the Company by the independent auditors,
•review the organization, scope, and independence of the Company’s internal audit function and the Company’s disclosure controls and internal control over financial reporting, and
•conduct ongoing reviews of potential related-party transactions, including the review and approval of transactions with
“related persons,” as defined under SEC rules.

14	INGREDION INCORPORATED	2026 PROXY STATEMENT

Proposal 1. Election of Directors

PEOPLE, CULTURE, AND COMPENSATION COMMITTEE

Membership

Number of meetings held during 2025: 5		Report: page 66

R. L. Jordan (Chair, since May 2017)	D. B. Fischer	C. V. Magro
In addition to its responsibilities with respect to executive and director compensation, the PCC Committee oversees overall human capital management at Ingredion and the Company’s commitment to continually advancing a culture that eliminates barriers to participation and creates a high degree of engagement across the Company’s global workforce.
Our PCC Committee is composed entirely of independent directors, as “independent director” is defined under the rules of the
NYSE, including the additional independence requirements applicable to PCC Committee membership.
The primary responsibilities of the PCC Committee, among others, are to:
•review CEO compensation and make a recommendation to the board regarding the annual compensation for the CEO
(including base salary, annual incentive plan target, and long-term incentive grant),
•meet with the CEO annually to review the performance of the Company’s other executive officers,
•together with the CEO, determine the total compensation for the Company’s other executive officers,
•govern our executive compensation programs and ensure that compensation programs are implemented according to our compensation philosophy, as established by the PCC Committee, and that compensation actions are designed to attract, motivate, and retain our executive officers while aligning with our business strategy, our expected financial results, interests of our stockholders, and market practice,
•annually review the design of the Company’s executive compensation plans,
•recommend to the board the compensation arrangements for non-employee directors, including deferred compensation plans,
•review and discuss with management the Compensation Discussion and Analysis to be included in our annual proxy statement or Annual Report on Form 10-K filed with the SEC,
•prepare the PCC Committee Report, as required by the rules of the SEC,
•review the results of the annual advisory vote on named executive officer compensation, determine what, if any, actions or policy recommendations are warranted based on the advisory vote and other feedback from stockholders, and make recommendations on how frequently we should provide our stockholders with such an advisory vote,
•review, oversee, and administer compliance with the Ingredion Policy on Recoupment of Incentive Compensation,
including recovery or “clawback” of excess incentive-based compensation (including stock options) paid to the CEO or any other covered officer,
•provide oversight of the Company’s workforce and human capital management processes, including strategies for attraction and retention, career development and progression, workplace environment and culture, and organizational engagement and effectiveness, and
•review, assess and provide updates to the board regarding the Company’s strategic people and culture initiatives that function to identify and develop talent.

INGREDION INCORPORATED	2026 PROXY STATEMENT	15

Proposal 1. Election of Directors

At least annually, the PCC Committee reviews the engagement, objectivity, and independence of the advice provided by its independent executive compensation consultant. The PCC Committee has selected and directly retained the services of
Meridian Compensation Partners, LLC (“Meridian”) as its independent executive compensation consultant to advise on specified compensation matters. Meridian does not provide any other services to the Company and works with Company management only on matters as directed by the PCC Committee. The PCC Committee assessed the independence of Meridian pursuant to
SEC and NYSE rules and concluded that no conflict of interest existed that would preclude Meridian from serving as an independent consultant to the committee.
Meridian attends PCC Committee meetings and communicates with the PCC Committee outside of meetings. The PCC
Committee has instructed the independent consultant to:
•act independently of management and at the direction of the PCC Committee,
•understand that the PCC Committee will determine the firm’s ongoing engagement,
•keep the PCC Committee informed of trends and regulatory developments relevant to executive and director compensation, and
•provide detailed compensation data based on information from comparable businesses of a similar size to Ingredion to allow the PCC Committee to review compensation arrangements for non-employee directors and formulate recommendations for executive officer compensation.
Our CEO generally attends meetings of the PCC Committee by invitation of the committee, except for meetings or portions of meetings in which CEO compensation is being discussed and considered.
CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Membership

Number of meetings held during 2025: 4

S. B. Tanda (Chair, since February 10, 2026)	G. B. Kenny (retired March 23, 2026)	J. A. Uribe	P. Verduin
Our CGN Committee is composed entirely of independent directors, as “independent director” is defined under the rules of the
NYSE. Mr. Tanda succeeded Mr. Kenny, who served as Chair of the CGN Committee during 2025, as committee Chair.
The primary responsibilities of the CGN Committee, among others, are to:
•identify, recruit, and recommend candidates to be nominated for election as directors at the Company’s annual meeting, consistent with criteria approved by the board,
•develop and periodically review corporate governance principles and related policies for approval by the board,
•take a leadership role in shaping the Company’s corporate governance,
•oversee stockholder engagement with respect to corporate governance-related matters,
•assess the size and composition of the board and committees, including developing and reviewing director qualifications for approval by the board,
•recommend assignments of directors to committees to ensure that committee membership complies with applicable laws and stock exchange corporate governance standards,

16	INGREDION INCORPORATED	2026 PROXY STATEMENT

Proposal 1. Election of Directors

•conduct a preliminary review of director independence and financial literacy and expertise of Audit Committee members and oversee director orientation and continuing education,
•review proposed changes to the Company’s certificate of incorporation, bylaws, and board committee charters, and assess and make recommendations regarding stockholder protections, as appropriate,
•conduct ongoing reviews of potential conflicts of interest and review and approve any executive officers standing for election to boards of directors of not-for-profit organizations,
•review stockholder proposals in conjunction with the Chairman of the Board and recommend board responses,
•oversee the self-evaluation of the board and its committees and management,
•review requests for indemnification under the Company’s bylaws,
•review internal and external information to evaluate the operation and effectiveness of the Company’s compliance programs related to product safety and quality, including self-audits and internal compliance assessments, results of product, environmental, and other tests, lawsuits, customer complaints, and product recalls,
•oversee procedures for the receipt, retention, and treatment of complaints received by the Company regarding product safety or quality,
•oversee the Company’s sustainability and social responsibility programs, and
•oversee the Company’s business conduct and anti-corruption compliance programs and meet with the Company’s corporate compliance officer in executive session as often as the committee deems appropriate.
The Company’s work on environmental stewardship and sustainability, which is subject to the CGN Committee’s oversight, continued to progress in 2025.
•Our 15th consecutive annual sustainability report, covering 2025, is expected to be released in May 2026 and will be available at https://www.ingredion.com/na/en-us/company/meet-ingredion/sustainability.html.
•Our 2030 emissions reduction targets have been approved by the Science Based Targets initiative (“SBTi”) and are consistent with levels required to meet the goals set by the Paris Agreement. The targets, covering greenhouse gas emissions from the Company’s operations (Scopes 1 and 2), are consistent with reductions required to keep warming to well below 2°C. Additionally, the Company’s target for the emissions from its value chain (Scope 3) meets the SBTi’s criteria for ambitious value chain goals.
•More than 96% of our corn, tapioca, potato, stevia, and pulses were sustainably sourced using Sustainable Agriculture
Initiative (“SAI”) Platform protocols, up from approximately 85% in the prior year.
•We are a founding member of SAI Platform’s regenerative agriculture program, which is working to establish a standard for the food and beverage industry. With the support of farmers, our customers, and certain non-governmental organizations, on a year-over-year basis, we continue to increase the number of acres on which regenerative agriculture practices are being used.
•We recognize the human right of all people to clean water and sanitation, and we have enacted and continue to evaluate initiatives that attempt to minimize our impact on climate, biodiversity, and water resources.
•As a company committed to reducing our environmental impact, based upon a self-audit, in 2025, 16 of our manufacturing facilities met their goal of having more that 99.5% of their waste avoid landfills. These sites have found innovative solutions for reducing the need for landfills that can be shared throughout our global network.
In addition, the Company’s efforts to promote employee health and safety, which is also subject to the CGN Committee’s oversight, resulted in the following achievements in 2025:
•Our employees experienced zero reported injuries (i.e., were injury-free) in 56% of our global locations. In addition, 95%
of our non-manufacturing facilities were employee injury-free.
•Our employee Total Recordable Incidence Rate (“TRIR”) was 0.28, as compared to the 2024 rate of 0.31, and our Lost-
Time Incidence Rate (“LTIR”) was 0.15, as compared to the 2024 rate of 0.07. We continue to perform at low incidence rates as compared to our peers and the industry average.

INGREDION INCORPORATED	2026 PROXY STATEMENT	17

Proposal 1. Election of Directors

•We achieved key milestones at several manufacturing facilities, with the following number of years since a lost-time case was reported:
✓    5 Years – three manufacturing facilities globally
✓    1 Year – six manufacturing facilities globally
•Some of our other manufacturing facilities also have not experienced a lost-time case for multiple years.
DIRECTOR NOMINATION CRITERIA
The Company retains a third-party search firm to help identify and facilitate the screening and interview process for potential director candidates.
The CGN Committee applies formal criteria for selecting director nominees approved by the board. Candidates for director are identified for the contributions they can make to the deliberations of the board and their ability to act in the best interests of all of the Company’s stockholders.
In addition to other considerations, all potential nominees are expected to have:
•the highest personal and professional ethics, integrity, and values,
•education, breadth of experience, insight, and knowledge to understand global business problems and evaluate possible solutions,
•the ability to think strategically and make decisions with a forward-looking focus, with the ability to assimilate relevant information on a broad range of complex topics,
•leadership skills,
•the ability to work effectively with others,
•respect for the views of others and an open-minded approach to problems,
•an awareness of the responsibilities of the Company to its employees, its customers, and regulatory authorities,
•a reasoned and balanced commitment to the Company’s social responsibilities,
•an interest and availability of time to be engaged with the Company and its employees over a sustained period,
•stature and experience to represent the Company before the public, stockholders, and other individuals and groups that affect the Company,
•an ability and willingness to represent the stockholders’ financial interests,
•the willingness to objectively appraise management performance in the interest of the stockholders,
•an open mind on all policy issues and areas of activity affecting overall interests of the Company and its stockholders,
and
•no involvement in other activities or interests that create a conflict with the director’s responsibility to the Company and its stockholders.
The above attributes are expected to be maintained by each board member as a condition of the director’s ongoing membership on the board. The CGN Committee reviews the composition of the board and the tenure of its members at least annually in evaluating the number and experience of directors required.
The CGN Committee has also established the following additional criteria as an aid in the selection of potential director candidates. The weight given to any particular item may vary based on the CGN Committee’s assessment of the needs of the board, and not all criteria may be applicable to each candidate. Similarly, these criteria, in whole or in part, may be modified or waived by the CGN Committee in connection with a particular candidate or as otherwise deemed appropriate by the committee. Candidates should have all or a majority of the following important or desired attributes:
•active employment as a chief executive officer, president, chief financial officer, other senior officer, or general manager
(or a comparable position of responsibility) of a publicly traded company (or a significant privately held company) with sales and complexity comparable with that of Ingredion,
•international business experience,

18	INGREDION INCORPORATED	2026 PROXY STATEMENT

Proposal 1. Election of Directors

•financial responsibility during career, and financial literacy,
•general management experience,
•experience on boards of publicly traded or significant privately held companies,
•experience with corporate governance issues and, ideally, background in the legal aspects of governance applicable to publicly traded companies,
•expertise that is useful to the Company and complementary to the background and experience of other board members, so that an appropriate balance of skills and experience of the membership of the board can be achieved and maintained,
•contribution to board diversity in the broadest sense (taking into account characteristics that include gender, race, ethnicity, geographic background, and personal experience), and
•an understanding of technologies pertinent to the Company’s businesses, production, marketing, finance, regulation, and public policy.
In addition to these minimum requirements and desired attributes, the CGN Committee also evaluates whether the candidates meet the board’s need for operational, management, financial, international, technological, or other expertise. The search firm identifies and screens the candidates, performs reference checks, prepares a biography of each candidate for the CGN
Committee to review, and assists in organizing interviews. The CGN Committee members interview candidates that meet the applicable criteria and selects those it will recommend to the board for nomination. The board considers the nominees and selects those whom it believes would best suit the needs of the board.
The CGN Committee and the board consider the composition of the entire board and the entire range of diversity (including gender, race, ethnicity, geographic background, and personal experience) in its determinations. We do not have a formal diversity policy, but we have historically had a diverse board. Our director qualifications matrix below illustrates the diversity of experiences, qualifications, and backgrounds of our board nominees. Our current directors and nominees for re-election include five women directors, one male director of Hispanic ethnicity, one African-American male director, and two directors who live outside the United States.
Verduin
Uribe
Fischer
Jordan
Reich
Suever
Tanda
Wilson
Zallie
Talbot
Magro

Executive leadership: CEO, CFO, or senior executive at a comparable company	●	●	●	●	●	●	●	●	●	●	●
Financial literacy	●	●	●	●	●	●	●	●	●	●	●
International business experience	●	●	●	●	●	●	●	●	●	●	●
Corporate governance experience	●	●	●	●	●	●	●	●	●	●	●
Technology experience pertinent to the Company's business	●		●			●	●	●	●	●	●
Food industry experience		●				●	●	●	●		●
Qualified audit committee financial expert		●	●	●	●	●	●
Gender, race, ethnic, or geographic diversity		●	●	●	●	●	●	●	●	●

INGREDION INCORPORATED	2026 PROXY STATEMENT	19

Proposal 1. Election of Directors

Additional Information Regarding Nominees

10 of 11	64.5 yrs	8.3 yrs	5	2
Independent	Average Age	Average Tenure	Women	Ethnic Minorities

The CGN Committee will consider qualified candidates for director nominees recommended by our stockholders. Stockholders may recommend qualified candidates for nomination by writing to the Corporate Governance and Nominating Committee, c/o
Corporate Secretary, Ingredion Incorporated, 5 Westbrook Corporate Center, Westchester, Illinois 60154. The CGN Committee
intends to evaluate candidates proposed by stockholders in the same manner and according to the same criteria as other candidates.
For information about how stockholders may nominate directors for election, see “Questions and Answers About This Proxy
Statement and Our 2026 Annual Meeting – ‘How can I submit a stockholder proposal for the 2027 annual meeting?”.
COMMUNICATION WITH THE BOARD
Interested parties may communicate directly with any member or members of the Board of Directors, including the Chairman of the Board, the independent directors, as a group, or any individual director, by writing in care of:
Corporate Secretary
Ingredion Incorporated
5 Westbrook Corporate Center
Westchester, Illinois 60154
The Company’s Corporate Secretary will collect all such communications and organize them by subject matter. All such communications will be promptly forwarded to the appropriate board committee chair according to the subject matter of the communication, except for solicitations or other matters inappropriate for the intended recipient or otherwise unrelated to the
Company. Communications addressed directly to the Chairman of the Board, the independent directors as a group, or any individual director will be forwarded in the same manner to the Chairman of the Board, the independent directors, or the named individual director, as the case may be.

20	INGREDION INCORPORATED	2026 PROXY STATEMENT

Proposal 1. Election of Directors

Compensation of Non-employee Directors
DIRECTOR STOCK OWNERSHIP REQUIREMENTS
To align our non-employee director and stockholder interests, we require our non-employee directors to hold meaningful amounts of our common stock. Our requirements as of December 31, 2025 are as follows:

Key Provision	Explanation of Key Provision
Ownership requirement	Amount equal to a minimum of five times the value of the annual board cash retainer (i.e., currently $525,000)

Time to meet requirement	Within five years of election to the board

Shares counted toward ownership	Common stock owned outright and vested and unvested restricted stock, restricted stock units, and phantom stock units

As of December 31, 2025, all non-employee directors either exceeded their stock ownership requirements or were within the five-year compliance window in which to meet the ownership requirement.
REVIEW OF NON-EMPLOYEE DIRECTOR COMPENSATION
The objective of the compensation program for our non-employee directors, each of whom the board has determined to be an
“independent director” under NYSE rules, is to:
•provide fair compensation commensurate with the work required to serve on the board and board committees of a company with Ingredion’s size, scope, and complexity,
•attract and retain high-quality talent for the board, and
•align directors’ interests with the interests of stockholders.
To determine the appropriate non-employee director compensation level, the PCC Committee reviews non-employee director compensation every other year using the same peer group of companies, referred to as the Compensation Peer Group, used in determining executive officer compensation, as described beginning on page 41. At the committee’s request, this benchmarking review was most recently led by Meridian and performed during 2025 for the 2026 fiscal year’s compensation. Considering this assessment and other relevant factors, the PCC Committee recommends to the board, and the board approves, the compensation for the non-employee directors. Generally, the PCC Committee seeks to position pay within a median range relative to the market as determined by reference to the Compensation Peer Group. In addition, we generally pay a majority portion of non-employee director compensation in equity, except that we paid Mr. Kenny, who in 2025 served as the non-
executive Chairman of the Board and Chair of the CGN Committee, retainers for these additional roles in cash. The PCC
Committee believes the combination of equity-weighted compensation and share ownership requirements further aligns the interests of our non-employee directors with the interests of our stockholders.

INGREDION INCORPORATED	2026 PROXY STATEMENT	21

Proposal 1. Election of Directors

SUMMARY OF 2025 NON-EMPLOYEE DIRECTOR
COMPENSATION ELEMENTS
The following table sets forth the individual components of our 2025 non-employee director compensation.

Annual Compensation Elements	Amount ($)
Annual Cash Retainer	105,000

Annual Equity Retainer	160,000

Additional Compensation (retainer fees)

Chairman of the Board	160,000

Audit Committee Chair	25,000

PCC Committee Chair	20,000

Corporate Governance and Nominating Committee Chair	15,000

In 2025, all payments of cash and equity, as applicable, were paid in quarterly installments on the last business day of each calendar quarter, with the exception of the fourth quarter, which was paid on the date of the December PCC Committee meeting. The additional compensation retainer fees were paid 100% in cash. The equity portion of the annual retainer is issued in shares of common stock calculated by dividing the dollar value of the applicable retainer quarterly installment by the trailing
20-day average closing price of our common stock as reported on the NYSE (with the closing price of our common stock as reported on the NYSE on any day referred to in this proxy statement as that day’s “Closing Price”).
Directors are permitted to defer all or a portion of their cash retainer into restricted stock units (“RSUs”) under our Stock
Incentive Plan and the Ingredion Incorporated Amended and Restated Director Deferred Compensation Plan (the “Director
Deferred Compensation Plan”), pursuant to which settlement is deferred until a date not less than six months after the director’s termination of board service. All directors are reimbursed for board and committee meeting expenses, but no meeting attendance fees are paid.
James Zallie, our President and CEO, whose compensation is presented in the “2025 Summary Compensation Table” on page 47, did not receive any additional compensation for serving as a director.
We provide our independent directors with liability insurance coverage for their activities as directors.
Our certificate of incorporation and bylaws provide that all of our directors are entitled to indemnification and advancement of expenses from us to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with each of our directors to afford them contractual assurances regarding the scope of their indemnification and to provide procedures for the determination of a director’s right to receive indemnification.

22	INGREDION INCORPORATED	2026 PROXY STATEMENT

Proposal 1. Election of Directors

The following table summarizes the compensation earned by our non-employee directors for service during 2025.
2025 NON-EMPLOYEE DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
David B. Fischer	105,000	159,690	3,551	268,241

Rhonda L. Jordan(4)	125,000	159,690	8,500	293,190

Gregory B. Kenny(5)	280,000	159,690	—	439,690

Charles V. Magro(6)	105,000	159,690	—	264,690

Victoria J. Reich(7)	130,000	159,690	7,500	297,190

Catherine A. Suever	105,000	159,690	2,000	266,690

Stephan B. Tanda	105,000	159,690	—	264,690

Jorge A. Uribe	105,000	159,690	—	264,690

Patricia Verduin	105,000	159,690	8,500	273,190

Dwayne A. Wilson	105,000	159,690	—	264,690

(1)Includes all retainer fees earned or deferred pursuant to the Director Deferred Compensation Plan.
(2)The equity retainer is granted in quarterly increments on the last business day of each calendar quarter, with the exception of the fourth quarter, which is granted on the date of the December PCC Committee meeting, in an amount determined by dividing the equity retainer value by the trailing 20-day average Closing Price of our common stock. Equity retainers are immediately vested and delivered as common stock. If a director elects to defer the equity retainer, the director receives RSUs and receipt of shares is deferred until a date not less than six months after the director no longer serves on the board. The grant date fair value of RSU grants in 2025 was calculated in accordance with Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) of the Financial Accounting Standards Board. See note 11
(Equity) to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2025, for a statement of the assumptions made with respect to the valuation under FASB ASC Topic 718. As of December 31, 2025, each director had the following aggregate number of RSUs accumulated in his or her deferral account for all years of service as a director, including additional share units credited as a result of the reinvestment of dividend equivalents: Mr. Fischer, 17,073 units; Ms. Jordan, 26,349 units;
Mr. Kenny, 65,840 units; Mr. Magro, 9,035 units; Ms. Reich, 19,466 units; Ms. Suever, 2,486 units; Mr. Tanda, 0 units; Mr. Uribe, 12,826 units; Dr. Verduin, 0 units; and Mr. Wilson, 27,956 units.
(3)Amounts shown are matching contributions by the Company made under a charitable matching gift program in which non-employee directors may participate. Matching contributions by the Company consisted of a $2 match for every $1 of the first $1,000 contributed and a $1 match for every $1 of the next $6,500 contributed.
(4)Ms. Jordan serves as Chair of the PCC Committee.
(5)In 2025, Mr. Kenny served as Chair of the CGN Committee and as non-executive Chairman of the Board.
(6)Pursuant to the Director Deferred Compensation Plan, Mr. Magro deferred his cash retainer into RSUs.
(7)In 2025, Ms. Reich served as Chair of the Audit Committee.

INGREDION INCORPORATED	2026 PROXY STATEMENT	23

Ownership of Our Stock

Ownership of Our Stock
Security Ownership of Certain Beneficial Owners
and Management
The calculation of beneficial ownership of the Company’s issued and outstanding common stock presented in the following tables is made in accordance with SEC rules. Under these rules, a person is deemed to be a “beneficial owner” of shares of common stock if that person has or shares the power to vote or direct the voting of the shares or the power to dispose or direct the disposition of the shares. Beneficial ownership as of any date includes any shares as to which a person has the right to acquire voting or dispositive power as of that date or within 60 days thereafter through the exercise of any stock option or other right or the vesting of any RSU, without regard to whether such right expires before the end of such 60-day period or continues thereafter. If two or more persons share voting power or dispositive power with respect to specific shares, all such persons may be deemed to be beneficial owners of such shares.
As of March 23, 2026, which is the record date for the 2026 annual meeting, 63,054,170 shares of the Company’s common stock were issued and outstanding.
The following table shows, as of the dates indicated, all persons known by the Company to be beneficial owners of more than
5% of the Company’s issued and outstanding common stock based on the number of shares issued and outstanding as of
March 23, 2026. The amount and nature of beneficial ownership shown in the table is based solely on information contained in the most recent Schedule 13G statement filed with the SEC by the reporting person.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	6,566,730	10.4%

(1)In a Schedule 13G/A statement filed with the SEC by The Vanguard Group (“Vanguard”) on March 27, 2026, Vanguard reports that, as of
March 13, 2026, it did not beneficially own any shares of our common stock. In its most recent Schedule 13G/A statement filed by
Vanguard with the SEC prior to the filing on March 27, 2027, which prior statement Vanguard filed on February 13, 2024, Vanguard reported that, as of December 29, 2023, it beneficially owned 7,773,126 shares. In its statement filed on March 27, 2026, Vanguard reports that it went through an internal realignment as a result of which, in accordance with SEC rules regarding reporting of beneficial ownership in publicly held companies, certain subsidiaries or business divisions of subsidiaries of The Vanguard Group, Inc. that formerly had, or were deemed to have, beneficial ownership over securities with The Vanguard Group, Inc. will report such beneficial ownership separately (on a disaggregated basis) from The Vanguard Group, Inc., and that The Vanguard Group, Inc. no longer has, or is deemed to have, beneficial ownership over securities held by such subsidiaries or business divisions. Vanguard further reports that such subsidiaries or business divisions pursue the same investment strategies as previously pursued by The Vanguard Group, Inc. prior to the realignment.
As of the most recent practicable date before the printing of this proxy statement, no subsidiaries or business divisions of subsidiaries of
The Vanguard Group, Inc. had filed a Schedule 13G statement reporting beneficial ownership of our common stock.
(2)The amount and nature of beneficial ownership shown is based solely on a Schedule 13G statement filed with the SEC on September 10,
2024, which is the most recent Schedule 13G statement filed by BlackRock, Inc. BlackRock, Inc. reports that, as of August 31, 2024, it had sole voting power over 6,215,032 shares and sole dispositive power over 6,566,730 shares. BlackRock, Inc. also reports that it is the parent holding company of the subsidiaries identified in the Schedule 13G that hold shares of the common stock reported in the Schedule 13G.
The following table shows, as of March 23, 2026, information based on filings with the SEC and our records regarding the beneficial ownership of the Company’s issued and outstanding common stock by:
•each director and director nominee,
•each executive officer named in the “2025 Summary Compensation Table” on page 47, and
•all executive officers and directors as a group.

24	INGREDION INCORPORATED	2026 PROXY STATEMENT

Ownership of Our Stock

The percentage of beneficial ownership as to any person as of March 23, 2026 is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or dispositive power as of or within 60 days after March 23, 2026, by the sum of the number of shares outstanding as of
March 23, 2026, plus the number of shares as to which such person has the right to acquire voting or dispositive power as of or within 60 days after March 23, 2026. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner.

	Amount and Nature of Beneficial Ownership
Beneficial Owner	Shares of Common Stock(1) (#)	Shares Underlying Phantom Stock Units and Restricted Stock Units(2) (#)	Percent of Class(3)
David B. Fischer	1,935	17,195	*

Rhonda L. Jordan	—	26,537	—

Gregory B. Kenny	—	66,309	—

Charles V. Magro	—	9,100	—

Victoria J. Reich	—	19,605	—

Catherine A. Suever	4,011	2,504	*

Stephan B. Tanda	10,357	—	*

Jorge A. Uribe	6,145	12,917	*

Patricia Verduin	3,443	—	*

Dwayne A. Wilson	—	28,155	—

James Zallie	541,172	59,999	*

James Gray	160,315	14,374	*

Tanya Jaeger de Foras	39,714	7,353	*

Robert Ritchie	49,985	16,624	*

Eric Seip	60,586	19,466	*

All directors and executive officers as a group (21 persons)	1,039,203	332,440	1.6%

(1)Includes shares of common stock held individually, jointly with others, in the name of an immediate family member or under trust for the benefit of the named individual and/or one or more children of the named individual. Unless otherwise noted, the beneficial owner has sole voting and dispositive power. Fractional amounts have been rounded to the nearest whole share.
Includes shares of common stock that may be acquired through the exercise of stock options vested or subject to vesting as of or within
60 days after March 23, 2026 in the following amounts: Mr. Zallie, 465,801; Mr. Gray, 105,789; Ms. Jaeger de Foras, 27,002; Mr. Ritchie,
33,521; Mr. Seip, 36,292; and all directors and executive officers as a group, 778,623. Totals include 3,099 RSUs attributable to Rob
Ritchie’s May 2, 2023 grant, which vests on May 2, 2026.
Includes 267 shares of common stock held in the Ingredion Incorporated Stock Fund of our Retirement Savings Plans by all directors and executive officers as a group.
(2)Includes shares of common stock represented by deferred phantom stock units and deferred RSUs of the Company credited to the deferred compensation plan accounts of the non-employee directors and certain executive officers. The directors and executive officers have no voting or dispositive power over the common stock by virtue of their ownership of phantom stock units or RSUs. The phantom stock units and RSUs held by directors and executive officers and included in this column are not vested or subject to vesting as of or within 60 days after March 23, 2026. Fractional amounts have been rounded to the nearest whole share.
(3)An asterisk indicates less than one percent beneficial ownership. Does not include shares shown in the column headed “Shares Underlying
Phantom Stock Units and Restricted Stock Units.”

INGREDION INCORPORATED	2026 PROXY STATEMENT	25

Ownership of Our Stock

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of Ingredion’s common stock to file reports with the SEC regarding their ownership and changes in ownership of our equity securities. Based upon our examination of the copies of reports on Forms 3, 4, and 5, and amendments thereto filed electronically with the SEC and the written representations of our directors and executive officers, we believe that, during fiscal year 2025, except as described in the following sentence, our directors and executive officers complied with all Section 16(a) filing requirements.
During fiscal year 2025, one Form 4 report was filed late with respect to one transaction by Tanya Jaeger de Foras, an executive officer, in connection with a contribution to the 401(k) plan in the Ingredion Stock Fund; one Form 4 report was filed late with respect to one transaction by Eric Seip, an executive officer, in connection with shares of phantom stock allocated to him under our Non-Qualified Deferred Compensation Plan; and one Form 4 report was filed late with respect to one transaction by
Michael Leonard, an executive officer, in connection with shares of phantom stock allocated to him under our Non-Qualified
Deferred Compensation Plan.

26	INGREDION INCORPORATED	2026 PROXY STATEMENT

Executive Compensation

Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) explains the guiding principles and practices upon which our executive compensation program is based, highlights the alignment of pay with our financial and strategic objectives that drive long-term shareholder value, and describes the compensation paid to our named executive officers (“NEOs”) for their service in fiscal year
2025:

James Zallie	James Gray	Tanya Jaeger de Foras	Robert Ritchie	Eric Seip
Chairman of the Board, President and Chief Executive Officer	Executive Vice President and Chief Financial Officer	Senior Vice President, Chief Legal Officer, Corporate Secretary and Chief Compliance Officer	Executive Vice President, Food & Industrial Ingredients, US/Canada & Latin America and Sugar Reduction	Senior Vice President, Global Operations, and Chief Supply Chain Officer
As previously reported, Mr. Gray retired from his position effective March 31, 2026.
EXECUTIVE SUMMARY
We are a leading global ingredient solutions provider that transforms grains, fruits, vegetables, and other plant-based materials into value-added ingredient solutions for the food, beverage, animal nutrition, brewing, and industrial markets. We co-create with customers to fulfill our purpose to be recognized as the go-to provider for texture and healthful solutions that make healthy taste better.
Our roadmap for growth is designed to deliver shareholder value by accelerating customer co-creation and enabling consumer-
preferred innovation by developing on-trend ingredient solutions that make life better. We are well-positioned to help customers navigate and adapt to the accelerated pace of the food and beverage industry to create innovative products that win in the marketplace.
Grounded in our values of Care First, Be Preferred, Everyone Belongs, Innovate Boldly and Owner’s Mindset, we employ more than 11,000 employees around the world. Our employees bring their skills, creativity, and passion together to deliver ingredient solutions that enhance people’s lives. We are innovators who combine the power of technology with the best of nature to
1Adjusted diluted earnings per common share is not a financial measure calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). See Appendix A for a reconciliation of this non-GAAP financial measure to diluted earnings per common share, as calculated in accordance with GAAP.

INGREDION INCORPORATED	2026 PROXY STATEMENT	27

Executive Compensation

delight customers and consumers, all while holding ourselves to the highest standards in ethics, safety, quality, and sustainability.
Amid a challenging economic backdrop, our business delivered increased profit in fiscal year 2025. Supported by strong cash generation and a healthy balance sheet, we continue to demonstrate disciplined capital allocation to create long-term value for shareholders.
2025 BUSINESS PERFORMANCE
Fiscal year 2025 was a record year for earnings despite a challenging market environment. Our teams demonstrated continued
resilience, agility, and excellent collaboration across functions and businesses to drive growth and expand and transform our solutions and opportunity set with customers.
Net sales in 2025 were $7.2 billion, a decrease of 3% from the prior year driven by lower volume from each of the Food and
Industrial Ingredients (“F&II”) segments and price mix, primarily from lower raw material costs, partially offset by Texture &
Healthful Solutions (“T&HS”) volume increases.
We achieved gross profit margins of over 25%, up 120 basis points year over year, as a continued focus on cost competitiveness through operational excellence more than offset the decrease in net sales. Continued network optimization, procurement savings, and improved forecast accuracy and service levels were keys to the operational efforts.
Our diluted earnings per common share increased from $9.71 in 2024 to $11.18 in 2025. Adjusted diluted earnings per common share increased from $10.65 in 2024 to $11.13 in 2025.1
Among other 2025 business highlights, we:
•delivered strong profit growth and cash from operations,
•continued to return value to stockholders, including the return of $435 million to stockholders, through the eleventh consecutive annual increase in our dividend rate and the repurchase of 1.8 million outstanding shares of common stock,
and
•continued to generate strong net sales volume growth in Texture & Healthful Solutions, driven by Clean Label and
Solutions selling.
In addition to our strong business results, we continued to be recognized for our people-centric culture, ethics, integrity, inclusion, and leadership development, resulting in the following accomplishments in 2025:
•recognized as one of the World’s Most Admired Companies by Fortune magazine for the 15th year,
•named to The Wall Street Journal’s list of the 250 Best-Managed Companies for the second consecutive year,
•named as one of the World’s Most Ethical Companies by Ethisphere for the eleventh time, and
•certified as a Top Employer in Singapore and Thailand for the fifth consecutive year and as a Top Employer in China,
Germany, Malaysia, and the United Kingdom for the third consecutive year, which was also the third year Ingredion was certified as a Top Employer for the APAC region, with Ingredion India included in the certification for the first time.
CORE COMPENSATION PRACTICES
We are focused on creating an executive compensation program that successfully attracts, motivates, and retains executive officers while also aligning the interests of the NEOs with the interests of our stockholders. We believe our executive pay programs provide appropriate incentives to our executive officers to achieve our financial and strategic goals without

28	INGREDION INCORPORATED	2026 PROXY STATEMENT

Executive Compensation

encouraging them to take excessive risks. To reinforce this alignment, we have adopted the following governance practices to guide our compensation programs:

✓ What We Do

Maintain significant stock ownership requirements	Provide a majority of compensation based on objective, quantifiable, pre-established performance goals
Offer limited perquisites	Engage an independent compensation consultant reporting directly to the PCC Committee
Hold an annual Say-on-Pay vote and engage with stockholders throughout the year to address any pay-related questions, among other topics	Use a balance of short- and long-term incentive awards and establish diverse performance metrics for both programs
Manage a clawback policy applicable to our executive officers	Benchmark executive compensation and our performance against relevant comparators
Pay severance and vest equity only upon a “double trigger” in the event of a change in control (“CIC”)	Conduct an annual risk assessment of our executive compensation program

X What We Don’t Do

No automatic or guaranteed annual base salary increases	No payment of dividends or dividend equivalents to NEOs on unearned performance share awards
No guaranteed annual or long-term incentive awards	No tax gross-ups for perquisites or in the event of a CIC
No employment agreements for any executive officers	No incentives to produce short-term results to the detriment of long-term goals and results
No repricing of underwater stock options
No authorization of hedging of Company stock by independent directors and executive officers

2025 EXECUTIVE PAY HIGHLIGHTS
•In light of the business environment, Company performance, individual contributions, internal equity, and competitive compensation positioning relative to peer market data, the PCC Committee (and, with respect to the CEO, the Board of
Directors) approved base salary increases for our NEOs that averaged 5.1%. The average increase excluding the increase awarded to Robert Ritchie, who received a market-based adjustment to account for additional responsibilities in 2025, was 3.7%.
•A substantial majority of 2025 total target compensation (consisting of base salary plus target short- and long-term incentive compensation) for the NEOs was in the form of annual and long-term incentives, providing, as in prior years, a strong incentive to drive Company results and increase shareholder value. Approximately 88% of the CEO’s and 74% of the other NEOs’ target 2025 total direct compensation was performance-based.
•Annual Incentive Plan (“AIP”) awards were based on targets ranging from 75% to 150% of 2025 base salary for the NEOs and were determined based on achievement of financial goals and personal objectives. See “Annual Incentive Plan”
beginning on page 31 for additional information.
•Actual payouts to the NEOs under the 2025 AIP varied from 106.4% to 114.3% of target. See “2025 AIP Payouts” on page 35 for details on the AIP payout for each NEO.
•Target grant date value of long-term incentive awards represented 46% to 71% of the 2025 total target compensation for the NEOs. These awards were in the form of performance shares, nonqualified stock options, and restricted stock units granted pursuant to our Stock Incentive Plan.

INGREDION INCORPORATED	2026 PROXY STATEMENT	29

Executive Compensation

•Performance shares for the 2023 – 2025 performance period paid out at 183.4% of target as a result of the Company’s relative total shareholder return (“rTSR”) and adjusted return on invested capital (“Adjusted ROIC”) results. See “2023 –
2025 Performance Share Plan Results” on page 37 for details on performance against these metrics.

CONSIDERATION OF THE 2025 SAY-ON-PAY ADVISORY VOTE

When making decisions regarding our executive compensation program, including the compensation of our NEOs, the PCC Committee considers the results from the say-on-pay advisory vote. As shown in the graphic to the left, 94.4% of the votes cast at our 2025 annual meeting approved the NEO compensation program, as described in our 2025 proxy statement.
We believe this result continues to demonstrate our stockholders’ support of our executive compensation program and the PCC Committee’s decisions and policies. The PCC Committee will continue to consider results from future stockholder advisory votes, which will continue to be held annually unless stockholders select a different frequency for future votes on executive compensation, when making decisions on the Company’s executive compensation programs, including NEO compensation.

OUR EXECUTIVE COMPENSATION PROGRAM
Core Principles and Philosophy. Our compensation philosophy is designed to align the interests of stockholders and executives through compensation programs that incentivize and reward executives for performance that builds long-term shareholder value. The objectives of our compensation programs are to:
•attract, retain, and motivate executives to drive business results,
•support business strategies that promote long-term shareholder value, and
•align pay and performance by making a significant portion of executive compensation dependent on achieving financial and other critical strategic and individual goals.
Our executive compensation guiding principles must be flexible enough to tailor compensation programs to the needs of our global workforce while, at the same time, also seeking to ensure that our compensation programs are equitable and competitive. To achieve our objectives, we structure compensation programs that:
•align with our business: Incentive designs are aligned with the Company’s strategy and support long-term shareholder value creation while avoiding excessive risk-taking. We provide an appropriate balance of fixed and at-risk pay with both short- and long-term performance horizons, using a variety of metrics tied to key drivers of sustainable value creation.
•link pay and performance: The percentage of at-risk performance-based pay increases with the level of responsibility and pay outcomes are dependent on the achievement of financial and other strategic goals over both the short and long term, with the objective of driving shareholder value.
•remain competitive: We structure our compensation programs competitively both in the amount and type of compensation we offer in order to attract, retain, and motivate talent. We regularly benchmark pay and program design to ensure we are competitive while also evaluating and considering internal pay equity. In general, we target base salary, annual cash compensation, and long-term incentive compensation opportunities for the NEOs within a reasonable range around median pay based on data for executives with similar responsibilities among a peer group of companies, as well as across the broader market. Actual pay opportunities may vary from this market reference based on factors such as experience, performance, retention impacts, and overall expertise in a role, among other factors.
•drive an owner’s mindset: We think and act like owners and make decisions that we believe are in the best interests of the Company. To facilitate the owner’s mindset, we grant equity-based incentives as an effective method of facilitating stock ownership and further aligning the interests of our executives with those of our stockholders. A significant portion of total target compensation for our NEOs consists of equity-based incentives. Additionally, we have robust stock ownership requirements to strengthen the link between the interests of NEOs and stockholders.
Our compensation programs are intended to balance these principles, and we believe our compensation programs and corresponding pay opportunities allow us to achieve these principles in a practical and effective way. Our executive compensation structure is straightforward and market-competitive with a strong emphasis on performance.

30	INGREDION INCORPORATED	2026 PROXY STATEMENT

Executive Compensation

Elements of our 2025 Annual Compensation Program
The following table identifies and describes the primary elements of the 2025 executive compensation programs for our NEOs and the corresponding objectives for each compensation component.

Pay Element			Pay Mix	Description	Objective

Fixed cash compensation based on size and scope of role, responsibilities, experience, and individual performance.
•Attract and retain talented
executives
•Drive performance through
individual contributions
•Provide a consistent and stable
source of compensation that
allows executives to focus on
long-term strategic initiatives
and operational excellence
without being distracted by
short-term fluctuations in
performance-based pay

FIXED		Base Salary

ANNUAL CASH COMPENSATION

Annual Incentive
Annual cash incentive with a target award for each
NEO based on a percentage of base salary. Actual
awards may be higher or lower than target based
on Company, business and individual performance.
Awards range from 0% - 200% of target based on
performance.
•Motivate achievement of annual financial, operational, and individual goals •Encourage individual contributions that support our strategic initiatives

Performance-based, overlapping three-year
performance cycles. Actual awards are determined
at the end of the performance cycle by evaluating
financial performance against predetermined
metrics and targets. Awards range from 0% - 200%
of target based on performance. Awards are
delivered in common stock.
•Drive long-term performance •Align executive interests with those of stockholders and encourage an owner’s mindset •Actual payouts determined by performance
Performance Share Units (50%)

LONG-TERM INCENTIVE COMPENSATION
VARIABLE

		Restricted Stock Units (25%)		Time-based equity awards that cliff vest after three years. Awards are delivered in common stock.	•Align executive interests with those of stockholders and encourage an owner’s mindset •Cliff vesting provides retention value

		Stock Options (25%)		An appreciation-based vehicle that pro rata vests over a three-year period. Intended to provide performance-based compensation tied specifically to increases in the price of common stock.	•Align executive interests with those of stockholders and encourage an owner’s mindset •Create value through stock price appreciation

INGREDION INCORPORATED	2026 PROXY STATEMENT	31

Executive Compensation

Additional elements of our executive compensation program include health, welfare, and retirement benefits, and limited perquisites as appropriate to support our executive compensation philosophy.
ELEMENTS OF COMPENSATION
Base Salary
Base salary is the primary element of compensation that is fixed. In setting base salaries for each NEO, the PCC Committee uses the same approach the Company uses to determine compensation for the broader employee population, including pay competitiveness, which generally targets base salaries within a reasonable range around the median of comparable roles within our Compensation Peer Group and the broader market. Specific NEO salaries vary based on level of job responsibility, years of experience, time in position, internal equity considerations, and individual performance.
2025 Compensation Actions
In 2025, the CEO recommended base salary increases for the other NEOs, all of which were approved by the PCC Committee.
The PCC Committee recommended the base salary increase for the CEO, and the Board of Directors, without the participation of the CEO, discussed and approved the final salary increase. Mr. Ritchie, in addition to his annual merit increase, received a promotional increase, effective August 16, 2025. Base salaries for the NEOs and 2025 increases are shown in the table below:

Name	2024 Base Salary ($)	2025 Base Salary ($)	Increase (%)
James Zallie	1,245,600	1,295,050	4.0%
James Gray	732,900	762,216	4.0%
Tanya Jaeger de Foras	520,245	538,454	3.5%
Robert Ritchie	520,000	575,000	10.6%
Eric Seip	543,375	561,306	3.3%
Annual Incentive Plan
We design our AIP to motivate our NEOs to achieve or exceed our annual financial, strategic, and individual goals. The PCC
Committee sets the formula and establishes target, threshold, and maximum annual incentive opportunities at the beginning of each year. Target goals are based on the financial goals for the Company. The financial goals are recommended by Company management and, after review and discussion, approved by our Board of Directors. The PCC Committee determines the actual awards earned by each NEO based on Company annual financial results and individual performance against the pre-defined strategic objectives for each executive, with the award for the CEO recommended by the PCC Committee to the board for approval. Annual incentive award payouts can vary greatly from year to year based on actual financial performance relative to the target goals.
Annual Incentive Plan Target Opportunity
The PCC Committee approves the cash, short-term incentive target opportunity for each NEO, other than the CEO, expressed as a percentage of base salary. The Board of Directors approves the cash, short-term incentive target opportunity for the CEO, which is also expressed as a percentage of base salary.

Base Salary as of December 31, 2025	X	Target AIP Opportunity (% of Base Salary)	=	Target AIP Amount

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Executive Compensation

The PCC Committee approves the annual incentive targets for the NEOs, other than the CEO, considering both market data and recommendations from the CEO. Target annual incentive opportunities are set within a reasonable range around the median of our Compensation Peer Group and the broader market. The target award percentage was increased in 2025 for Messrs. Gray,
Ritchie, and Seip, and for Ms. Jaeger de Foras after considering a number of factors, including total cash compensation positioning, individual contributions, Company performance, and internal equity. The PCC Committee agreed on a recommendation for the CEO’s 2025 AIP target that was approved by the Board of Directors. The annual incentive opportunity for each NEO is shown in the table below.

Name	2024 Target opportunity as a % of salary	2025 Target opportunity as a % of salary
James Zallie	150%	150%
James Gray	95%	100%
Tanya Jaeger de Foras	70%	75%
Robert Ritchie	75%	85%
Eric Seip	70%	75%
2025 AIP Design
The 2025 AIP design consists of three financial metrics that constitute 80% of the plan, with the remaining 20% consisting of personal objectives. The PCC Committee approves the individual personal objectives for the NEOs, other than the CEO. The
Board of Directors reviews and approves the individual personal goals and objectives for our CEO in light of the Company’s corporate financial goals and objectives.

	80%			20%

70%	15%	15%	+	Personal Objectives
AIP Adjusted EBITDA	Working Capital as a % of Net Sales	Cost/ Productivity

To be eligible to receive an incentive payment for the 2025 performance period, an NEO must:
•be an employee of the Company on the date the annual incentive is paid or have terminated employment during the performance period due to retirement, disability, or death, and
•have been employed by the Company for more than three months of the performance period.
An NEO who is eligible to receive an incentive payment for the performance period, but who was not actively employed during the entire performance period due to such NEO’s retirement, disability, or death, will receive a pro rata payment determined in accordance with rules approved by the PCC Committee.
Financial Metrics
The metrics used to determine the financial performance components and the rationale for choosing these metrics is described below. In selecting metrics, the PCC Committee seeks to incentivize execution against our strategy. The PCC Committee determined that each of the metrics described below incentivized a key component of our strategy and that our executives have the ability to influence the Company’s performance on each metric. Payouts for each metric can range from 0% to 200%.

INGREDION INCORPORATED	2026 PROXY STATEMENT	33

Executive Compensation

Financial Metric	Rationale
AIP Adjusted EBITDA(1)	Serves as a foundation for our growth and, as a result, shareholder value.
Working Capital (“WC”) as a Percentage of Net Sales(2)	A key financial metric to maximize the efficiency of our working capital; incentivizes tightening working capital in periods when sales may decline.
Cost/Productivity(3)	Focus and simplify to better execute, increase effectiveness/productivity and lower costs.
(1)Adjusted EBITDA, which is a non-GAAP financial measure under SEC rules, is defined by the Company for these purposes as income before income taxes, calculated in accordance with GAAP, as adjusted to exclude the following items: depreciation and amortization; financing costs; other non-operating expense; restructuring and resegmentation costs; impairment charges; and certain other matters outside the normal course of business that occurred during 2025 and is reported in our Annual Report on Form 10-K for the year ended December 31,
2025. AIP Adjusted EBITDA was further adjusted by the PCC Committee to exclude a historic expense item not associated with in-year operating performance.
(2)Working capital as a percentage of net sales is defined as the 12-month average of trade accounts receivable plus inventory less trade accounts payable and accrued expenses, divided by average monthly net sales.
(3)Cost/productivity is a cost-savings metric defined by Selling, General, and Administrative (“SG&A”) expenses and Cost of Goods Sold
(“COGS”) targets, inclusive of procurement savings.
2025 Financial Metrics, Targets, and Results
The PCC Committee recognizes the importance of establishing realistic yet rigorous targets that continue to motivate and retain executives. The AIP targets for each year are set, together with the Company budget, at the beginning of the current year, taking into consideration prior year results, growth targets, and potential risks to achieving the target during the performance period. The targets and performance scale for each metric are approved after thorough review and discussion at both the PCC
Committee and Board of Directors. The range of performance from threshold to maximum is intended to reflect the expected variance of operating results. Details on the metrics, weightings, performance scale, and results for the 2025 AIP are shown below:

Performance Measure	Weight					2025 Achievement
			Threshold	Target	Maximum

AIP Adjusted EBITDA	80%	70%				93.1%

			$1,084.5	$1,275.9	$1,403.5

Working Capital as a % of Net Sales		15%				123.7%

			22.7%	19.7%	16.7%

Cost/ Productivity (in millions)		15%				190.0%

			$42.5	$50.0	$60.0
$1,249.7
19.0%
$59.0

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Executive Compensation

2025 Segment Targets and Financial Results
To determine the Adjusted EBITDA portion of the AIP award for Mr. Ritchie, the 70% weighting for his Adjusted EBITDA was allocated 15% to each of the two Food and Industrial Ingredients segments (US/Canada and LATAM) and the remaining 40%
was based upon the total Company Adjusted EBITDA as shown above. The US/Canada segment results were further adjusted as described in footnote 1 to the table presented under “Financial Metrics” above.

		Performance Scale			Results
Financial Metric	Weighting	Threshold	Target	Maximum	Final Result	Payout
F&II US/Canada Adjusted EBITDA	15%	$347.7	$400.9 - $409.1	$450	$359.5	74%
F&II LATAM Adjusted EBITDA	15%	$477.3	$561.5	$617.6	$541.8
Personal Objectives
At the beginning of each year, based on the annual financial and strategic plan, our CEO and the other NEOs develop annual quantitative and qualitative personal objectives. The personal objectives for the CEO are recommended by the PCC Committee to the Board of Directors and, after review and discussion, are approved by the Board of Directors. The personal objectives for the NEOs, other than the CEO, are recommended by the CEO to the PCC Committee and, after review and discussion, are approved by the PCC Committee.

For 2025, the personal objectives for all Ingredion
employees, including the CEO and all other NEOs, were
aligned with Ingredion’s four strategic pillars (Business
Growth & Innovation, Cost Competitiveness, Commercial
Excellence and Strategy Execution, and Talent Development,
Inclusion & Belonging and Growth Culture) and the core
Company value of “Care First.” Mr. Zallie’s personal
objectives for 2025 focused on employee safety, execution
against the Company’s strategy, delivery of strategic
business growth, innovation, cost competitiveness,
leadership development, and succession planning.
Mr. Zallie’s Personal Objectives for 2025

15%
30%
10%
25%
20%
Care First
Business Growth & Innovation
Cost Competitiveness
Commercial Excellence & Strategy Execution
Talent Development, Inclusion, Belonging and Growth Culture

The personal objectives of the other NEOs were aligned with and supported Mr. Zallie’s personal objectives and focused on the same strategic categories with varying levels of emphasis and weighting. A maximum 200% payout on the personal objective component is possible for exceptional performance, while a payout of 0% on the personal objectives is possible for poor performance.
At the conclusion of the annual performance period:
•our CEO provides a detailed self-appraisal of his performance relative to the achievement of his annual personal objectives and the quality of work performed, which is shared with the Board of Directors. Following a thorough review and discussion of all information provided, the PCC Committee recommends a personal objective rating for the CEO to the board, and the Board of Directors makes the final decision on the personal objective rating for the CEO, which is then used to calculate his AIP payout.
•for each of the other NEOs, the CEO provides the PCC Committee with an individual performance assessment and rating recommendation based on each NEO’s contributions and achievements during the year. The PCC Committee reviews and discusses the recommendations made by the CEO before approving the individual performance rating for each NEO.

INGREDION INCORPORATED	2026 PROXY STATEMENT	35

Executive Compensation

•the PCC Committee retains discretion to adjust earned AIP awards up or down in extraordinary circumstances. No such adjustments were made to earned AIP awards for 2025.
2025 AIP Payouts
After determining the 2025 financial achievement and individual performance achievement against the annual personal objectives for each NEO, the PCC Committee approved the following annual incentive cash payments:

		Financial Factors (80%)		Personal Objectives (20%)		2025 Aggregate Payout
Name	Target ($)	Earned Payout (%)	Earned Payout ($)	Earned Payout (%)	Earned Payout ($)	Earned Payout (%)	Earned Payout ($)
James Zallie	1,942,575	112.2%	1,744,044	113.75%	441,936	112.5%	2,185,980
James Gray	762,216	112.2%	684,317	122.50%	186,743	114.3%	871,060
Tanya Jaeger de Foras	403,841	112.2%	362,569	116.25%	93,893	113.0%	456,462
Robert Ritchie(1)	458,434	106.5%	390,513	106.25%	97,417	106.4%	487,930
Eric Seip	420,980	112.2%	377,955	101.25%	85,248	110.0%	463,203
(1)AIP target and payout for Mr. Ritchie reflect proration based on his salary and AIP target from January 1 through August 15, 2025 and, following his promotion, his increased salary and AIP target from August 16, 2025 through December 31, 2025.
Long-term Incentive Compensation
We design our annual long-term incentive program (“LTIP”) to provide variable compensation in the form of equity that rewards executives when we achieve long-term results that align with stockholder interests. Our LTIP incentivizes our NEOs to focus on important performance objectives that we believe will translate into sustainable stockholder returns over the long term. For 2025, we continued with the same mix of awards used in prior years, as shown in the table below, to provide a balance of performance- and retention-based compensation to support our long-term strategy. This mix of awards, consisting of performance share units (“PSUs”), restricted stock units (“RSUs”), and stock options, is designed to tie executive compensation to TSR, balance performance focus with the ability to retain executives, and mitigate the risk of over-focusing on a single metric.

Vehicle	Weight	Structure	Purpose
PSUs	50%	•Number of shares earned may range from 0%- 200% of the target number of PSUs granted based on the business performance rating for the performance cycle •3-year performance cycle
•Strengthens retention
•Promotes focus on specific performance
goals critical to the success of the business
•Facilitates stock ownership when earned
•Aligns long-term interests with those of
stockholders

RSUs	25%	•Value of award depends on our stock price at time of vesting •3-year cliff vesting from date of grant	•Strengthens retention •Facilitates stock ownership
Stock Options	25%	•3-year ratable vesting •10-year term	•Requires stock price appreciation for value creation •Facilitates stock ownership •Aligns long-term interests with those of stockholders

36	INGREDION INCORPORATED	2026 PROXY STATEMENT

Executive Compensation

2025 Annual Equity Grants to NEOs
The table below shows the 2025 annual equity grants to our NEOs. In determining each grant, the PCC Committee considered the executive’s level of responsibility, individual and Company performance, external market positioning, and recommendations from the CEO (for the other NEOs). We approve long-term incentive grants at the PCC Committee’s first meeting of each fiscal year, typically in February, at the same time other elements of compensation are determined so that we can consider all elements of compensation simultaneously when making decisions.

	2025 Annual Equity Grants(1),(2)
Name	PSUs ($)	RSUs ($)	Stock Options ($)	Total Equity Grant ($)
James Zallie	4,000,000	2,000,000	2,000,000	8,000,000
James Gray	900,000	450,000	450,000	1,800,000
Tanya Jaeger de Foras	475,000	237,500	237,500	950,000
Robert Ritchie	600,000	300,000	300,000	1,200,000
Eric Seip	412,500	206,250	206,250	825,000
(1)Grant date for the annual equity grants was February 26, 2025. Value of PSUs is reflected at target (100% achievement) since actual value of grant/shares earned, if any, will be determined after the three-year performance cycle ending on December 31, 2027.
(2)Represents the dollar amount approved by the PCC Committee. This amount differs from the value in the “2025 Grants of Plan-Based
Awards” table on page 49, which represents the accounting value of the award.
Performance Share Units
The PCC Committee approves performance targets for a three-year performance cycle when it grants PSUs. At the end of the three-year performance cycle, grants will vest only if the PCC Committee certifies that Company results meet or exceed the applicable performance thresholds set at the beginning of the cycle. Vested PSUs are settled in shares of common stock in the first quarter following the end of the performance cycle. Dividend equivalents accrue during the performance period and are paid in cash based on the actual number of shares earned. However, if no PSUs are earned for a performance cycle, no dividends are paid on those PSUs.
The table below outlines the performance measures, weightings, and performance scale for the February 2025 annual PSU grant and outlines the rationale for selecting each metric. In selecting the metrics, the PCC Committee sought to incentivize behavior consistent with achieving our long-term growth objectives and to align the interests of our executives with the interests of our stockholders.

			Performance Scale (2025 - 2027)
Metric	Weighting	Rationale	Threshold	Target	Maximum
Adjusted Return on Invested Capital (“Adjusted ROIC”)(1)	50%	Focuses on profitability and value- creating potential while also taking into account the amount of capital invested.	<8.5%	11.5%	≥14.75%
Relative Total Shareholder Return (“rTSR”)(2)	50%	Directly link awards to shareholder value creation and performance versus peers.	<25th percentile	50th percentile	≥75th percentile
(1)Adjusted ROIC is a financial performance ratio not defined under GAAP. The Company defines Adjusted ROIC as adjusted operating income, net of tax, divided by average end-of-year balances for the current year and prior year total net debt and equity. Adjusted operating income, net of tax, is a non-GAAP financial measure under SEC rules. The Company defines adjusted operating income, net of tax, as net income, calculated in accordance with GAAP, as adjusted to exclude acquisition and integration costs, impairment and restructuring costs, and certain other matters outside the normal course of business that may occur during the applicable year.
(2)rTSR measures our stock performance relative to a 23-company performance peer group that was selected prior to the start of the performance period. This metric measures how well our stock has performed compared to the Performance Peer Group over the performance period.

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Executive Compensation

2023 – 2025 Performance Share Plan Results
The following chart shows:
•the key financial metrics, weighting, and performance goals the PCC Committee set in 2023,
•our actual performance over the 2023 – 2025 performance cycle, and
•the final performance results approved by the PCC Committee at the end of the 2023 – 2025 performance cycle.
Based on three-year results that exceeded the pre-established maximum performance levels, the 2023 – 2025 PSU awards paid out at 183.4% of target. Actual results for the 2023 – 2025 performance cycle are shown below:

	2023 – 2025 Performance Cycle Results
Performance Metric	Weighting	Threshold	Target	Maximum	Actual	Payout
Adjusted ROIC(1)	50%	<8%	10.0%	≥11.5%	14.5%	200.0%
rTSR (percentile rank)(2)	50%	<25th	50th	≥75th	67th	166.7%
Final Performance Rating						183.4%
(1)Adjusted ROIC, which is a financial performance ratio not defined under GAAP, is defined by the Company in the manner specified in footnote 1 to the table presented under “Performance Share Units” above and is reported in our Annual Report on Form 10-K for the year ended December 31, 2025.
(2)rTSR measured our stock performance relative to a 20-company performance peer group that was selected prior to the start of the performance period (per the terms of the award agreement, two companies were removed before the end of the performance period due to acquisition so ultimately ended with 18 peers). This metric measures how well our stock has performed compared to the Performance
Peer Group over the performance period.
Stock Options
Of our NEOs’ long-term incentive, 25% is delivered in the form of nonqualified stock options that vest ratably over three years and have a term of ten years. The exercise price of stock options is the Closing Price of our common stock on the grant date.
Stock options have no realizable value at the time of grant. NEOs will realize value from stock options only if the Company’s share price has appreciated above the exercise price as of the option exercise date.
Restricted Stock Units
We grant RSUs to align the interests of our NEOs with the interests of our stockholders and to promote retention of critical talent. These awards also help to balance the long-term incentive compensation mix for our NEOs to minimize risk-taking.
RSUs granted to the NEOs in February 2025 cliff vest on the third anniversary of the grant date. As of each dividend payable date, additional RSUs equivalent to the value of the dividend are credited to the award. The additional RSUs credited are subject to the same terms and conditions as the underlying award.

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Executive Compensation

OTHER COMPENSATION ELEMENTS
Limited Perquisites
We provide limited perquisites to our NEOs. The table below identifies and provides the business rationale for each perquisite provided to the NEOs in 2025. The PCC Committee believes offering certain limited perquisites is important for executive retention and recruitment and that the perquisites offered to the Company’s NEOs are similar in scope and value to those offered by companies with which we compete for talent.

Category	Business Rationale
Choice of Car Allowance or Automobile Lease
To allow the NEO the convenience of using a vehicle for business purposes without having to track and submit expenses or, in the case of a lease, take time for maintenance of a vehicle, ultimately saving time and allowing the NEO to be more productive.

Financial Planning and Tax Preparation
To address complex tax and financial situations and assist in compliance with local state and country tax laws for our executives with dual nationalities or work histories in multiple states and countries.

Executive Physical	To promote the health and well-being of our NEOs and to minimize time away from work through a single coordinated and comprehensive medical evaluation.
Each of the NEOs is subject to income tax on the imputed income resulting from his or her perquisites and each is responsible for payment of any resulting taxes. We do not provide our NEOs with tax gross-ups on perquisites. The value of these limited perquisites is included in the “2025 Summary Compensation Table” on page 47 in the “All Other Compensation” column.

Retirement and Separation Benefits

Our U.S.-based NEOs are eligible for broad-based U.S. employee benefit plans on the same terms and conditions as U.S.
salaried employees, including medical, dental, and life insurance as well as disability and accidental death and dismemberment coverage.
•All eligible employees in the U.S., including the NEOs, may purchase additional life, dependent life, and accidental death and dismemberment coverage as part of their active employee benefit plans.
•All salaried employees in the U.S. are eligible to participate in our salaried Retirement Savings Plan.
•In the past, all salaried employees in the U.S., subject to certain service requirements, were also eligible to participate in the Cash Balance Plan Component of the Ingredion Pension Plan (the “Cash Balance Plan”) and our Master Retiree
Welfare Plan (also known as Retiree Health Care Spending Accounts or “RHCSA”). Both of these plans were closed to new participants as of December 31, 2014.

Retirement Savings Plan
Our Retirement Savings Plan is a tax-qualified 401(k) savings plan that offers U.S. salaried employees the opportunity to contribute up to 75% of their respective eligible compensation on either a before-tax or after-tax basis.
•The Company matches 100% of employee contributions up to the first 6% of eligible compensation contributed.
•Employee contributions are fully vested upon contribution.
•Company contributions are vested after three years of qualified employment with the Company.
•Employees not eligible to participate in the Cash Balance Plan are eligible for an additional Company contribution of 3%
of eligible compensation contributed to their Retirement Savings Plan account.
Because Ms. Jaeger de Foras and Mr. Seip are not eligible to participate in the Cash Balance Plan, they each receive the additional Company contribution of 3% of eligible compensation, as referenced above.

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Executive Compensation

Cash Balance Plan

Messrs. Zallie, Gray, and Ritchie participate in the Cash Balance Plan. The Cash Balance Plan is a defined benefit qualified pension plan which was available to all U.S. salaried employees hired before January 1, 2015.
•Participant accounts accrue pay credits based on years of service and monthly interest credits using a rate equal to a specified amount above the interest rate on short-term U.S. Treasury notes.
•Pay credits are calculated as a percentage (3% to 10%) of a salaried employee’s eligible compensation (defined as base salary, overtime, and earned AIP award).
•Pay credit percentage is determined by the employee’s years of service and reaches and remains at 10% after 35 years of service (with the plan frozen at 2017 levels for purposes of calculating the pay credit percentage).
•The value of a participant’s account at retirement is paid out either as a life or a joint and survivor annuity or in an optional form, such as a lump sum, if certain funding conditions are met.
•The Cash Balance Plan provides for a three-year vesting period, with all eligible participants currently vested in their accounts.

Retiree Health Care Spending Account
Messrs. Zallie and Ritchie are both retirement-eligible and will each be provided with a Retiree Health Care Spending Account
(“RHCSA”) account when their respective employment with the Company terminates. The RHCSA account aids in purchasing pre-age 65 retiree medical and dental coverage from the Company and in reimbursing for a Medicare supplement policy for coverage at age 65 or older. At termination, qualified employees have access to a RHCSA account for themselves and a RHCSA account in an equal amount for their then-qualified dependents. The balances in these accounts may be used by the pre-age 65 retiree and dependents to purchase from the Company, at the full cost, medical and dental benefits that mirror those provided by the Company to active employees.
Balances in these notional accounts are forfeited if the eligible employee terminates employment prior to age 55 with ten years of service at the time of termination. The accounts otherwise terminate on the death of the employee for the employee’s
RHCSA and upon the death of the qualified dependent in the case of the dependent’s RHCSA or when the balance in the account is depleted.
Although Mr. Gray is retirement-eligible, the RHCSA plan was frozen as of December 31, 2014, and he did not meet the age and service requirements to be grandfathered into the program.

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Executive Compensation

Non-Qualified Deferred Compensation Plan

Certain of our U.S.-based eligible employees, including all NEOs, are entitled to participate in our Non-Qualified Deferred
Compensation Plan (formerly called the Supplemental Executive Retirement Plan (“SERP”)). The purpose of this nonqualified, unfunded plan is to:
•permit certain key executives to defer receipt of a portion of current compensation, including short- and long-term incentive payments, until a later year,
•provide participants and their beneficiaries with the amount of retirement income that is not provided under the
Cash Balance Plan or the Retirement Savings Plan by reason of statutory limits on eligible compensation under tax-qualified plans, and
•preserve the opportunity for executives to continue to defer compensation that was deferred under previously maintained plans.
To the extent that an employee’s annual retirement income benefit under the Cash Balance Plan exceeds the limitations imposed by the U.S. Internal Revenue Code, additional benefits are provided through our Non-Qualified Deferred
Compensation Plan (“NQDCP”) via an account referred to as a Cash Balance Make-up Account to which we contribute the amounts that we would have contributed to the Cash Balance Plan absent those statutory limitations. Messrs. Zallie,
Gray, and Ritchie are the only NEOs who have Cash Balance Make-up Accounts.
Participants are entitled to participate in annual deferral accounts and accounts referred to as Savings Plan Make-up
Accounts under the NQDCP. To the extent that benefits are limited under the Retirement Savings Plan due to statutory limits on compensation and deferral under tax-qualified plans, participants are permitted to defer compensation through the NQDCP. In addition, we make matching contributions on voluntary contributions to the Savings Plan Make-up
Accounts in the amount that we would have contributed to the Retirement Savings Plan absent those statutory limitations. A participant is vested in his or her Savings Plan Make-up Account to the extent that the participant is vested in the Retirement Savings Plan matching contributions. NQDCP participants are general, unsecured creditors of the
Company.

Post-Termination Compensation
The NEOs are covered by arrangements, under either an executive severance agreement or certain plans that specify payments in the event the executive’s employment is terminated. These severance benefits are payable if and only if the executive’s employment is terminated by the Company under certain circumstances, including termination without cause. Severance plans, consisting of the Ingredion Executive Severance Pay Plan and the Executive Change In Control Severance Pay Plan, have been created to attract and retain talented and experienced executives and further motivate them to contribute to our short- and long-term success.
Messrs. Zallie, Gray, and Seip are covered by individual executive severance agreements that provide for benefits in the event of a change in control of the Company (“CIC”). These agreements are intended to align executive and stockholder interests by enabling executives to consider corporate transactions that are in the best interests of stockholders and other stakeholders of the Company without undue concern over whether the transactions may jeopardize the NEO’s own employment. The agreements require us or a successor company to make certain payments and provide certain benefits if employment is terminated by us or a successor company other than because of death, “Disability” or “Cause,” or by the NEO for “Good
Reason,” in each case, within two years of a CIC. Disability, Cause, and Good Reason are defined in the executive severance agreements.
Ms. Jaeger de Foras and Mr. Ritchie are covered by the executive severance plans, which provide for cash severance payable in a multiple of current annual base salary and current target annual incentive award based on the executive’s position in
Ingredion and whether termination involves a CIC event. The terms of the executive severance plans are similar to those provided by other companies, and we offer them in part to provide a competitive compensation package. Information regarding potential payments under the individual executive severance agreements or the executive severance plans is provided under
“Potential Payments Upon Termination or Change in Control” beginning on page 54.

INGREDION INCORPORATED	2026 PROXY STATEMENT	41

Executive Compensation

HOW COMPENSATION DECISIONS ARE MADE
Role of Peer Groups
The PCC Committee uses two different groups of companies to (i) benchmark executive compensation, market practices, and compensation design and (ii) assess relative performance.
Compensation Peer Group
The PCC Committee annually reviews compensation data from a comparator group of companies as one reference point when making compensation decisions for all executive pay, including CEO pay, and when benchmarking compensation plan designs.
With the assistance of its independent executive compensation consultant, the PCC Committee reviewed peer group market data from public filings and proprietary survey sources to determine the competitiveness of target pay levels. Other factors considered in NEO compensation decisions include individual performance, job responsibilities, leadership, years of experience,
Company performance, and long-term growth potential.
We routinely review the selection criteria and companies in our Compensation Peer Group to ensure all companies are still meeting the original criteria for selection. The PCC Committee, with input from the independent executive compensation consultant, determined that no updates to the Compensation Peer Group were necessary for 2025. In total, the 2025
Compensation Peer Group consists of 18 companies with a median revenue of $8.8 billion.
The table below shows our criteria for choosing the Compensation Peer Group and how it is used:

How the Compensation Peer Group Was Chosen	2025 Compensation Peer Group	How We Use the Compensation Peer Group

•Revenue size: 1/3x – 3x Ingredion
revenue
•Strong focus in the food product and
beverage industry
•U.S. publicly traded companies
•Global footprint with sales and
operations outside of the United
States
•Similar business structure
•Also considered market cap, gross
margin and capital intensity, as well
as peers identified by proxy advisory
firms

•The Campbell’s Company
•The Clorox Company
•Conagra Brands, Inc.
•Constellation Brands Inc.
•Darling Ingredients Inc.
•Eastman Chemical Company
•Flowers Foods, Inc.
•Fresh Del Monte Produce Inc.
•The Hershey Company
•Hormel Foods Corporation
•The J.M. Smucker Company
•Kellanova
•Keurig Dr Pepper Inc.
•Lamb Weston Holdings, Inc.
•McCormick & Company, Inc.
•Molson Coors Beverage Company
•Post Holdings, Inc.
•TreeHouse Foods, Inc.

•For benchmarking the following:
i.Annual and long-term incentive
plan design
ii.Total direct compensation (at
target levels), including base
salary, and annual and long-term
incentive awards
iii. Stock ownership requirements
iv. Perquisites
v.Severance benefits
vi.Non-employee director
compensation
•Compare pay-for-performance
alignment

We review all elements of compensation annually to consider the relationships between all compensation elements as well as to assess the appropriateness of the total compensation package for each NEO. We also consider the strength of our financial performance, the NEO’s position and level of responsibility, internal comparisons, individual performance, and competitive market data for the Compensation Peer Group. In addition, we supplement data collected from the Compensation Peer group with broader, general industry data from nationally recognized survey providers.

42	INGREDION INCORPORATED	2026 PROXY STATEMENT

Executive Compensation

Performance Peer Group
We compare our TSR performance against our Performance Peer Group, which allows us to structure long-term incentive compensation linked directly to the performance of our peers. This group of companies is less relevant as a comparator for compensation levels for executive positions because of differences in company size, market capitalization, scope, business structure, and geographic footprint. We consider these companies industry competitors, so we believe that comparing our performance against this peer group provides a valuable measure of our performance. We also believe investors are more likely to consider the stocks of the Performance Peer Group as alternatives to an investment in our stock than the companies in the
Compensation Peer Group, in part because their business operations are more similar to ours.
We also routinely review the selection criteria and companies in our Performance Peer Group to ensure all companies are still meeting the original criteria for selection. The PCC Committee, with input from its independent executive compensation consultant, made several changes to the Performance Peer Group for 2025 to enhance the comparability of the companies to
Ingredion for purposes of the rTSR assessment. The committee removed Associated British Foods PLC, Tyson Foods, Inc., and
Unilever PLC and added Ashland, Inc., Bunge Global SA, Corteva, Inc., Eastman Chemical Company, FMC Corporation, and
International Flavors and Fragrances, Inc. The 2025 Performance Peer Group consists of 23 companies.
The table below shows our criteria for choosing the Performance Peer Group and how it is used.

How the Performance Peer Group Was Chosen	2025 Performance Peer Group	How We Use the Performance Peer Group

•Focused on basic ingredient, food
additives, and midstream
manufacturing
•Market capitalization between $1
billion and $50 billion
•Correlation in stock price and
volatility
•Business cyclicality and comparable
commodity price sensitivity
•Overseas operations

•AAK AB
•Archer Daniels-Midland Company
•Ashland Inc.
•Bunge Global SA
•Celanese Corporation
•Corteva, Inc.
•Danone S.A.
•DSM-Firmenich AG
•Eastman Chemical Company
•Ecolab Inc.
•FMC Corporation
•General Mills, Inc.
•Huntsman Corporation
•International Flavors and
Fragrances, Inc.
•Kellanova(1)
•Kerry Group plc
•The Kraft Heinz Company
•McCormick & Company, Inc.
•Mondelēz International, Inc.
•Novonesis A/S
•Sealed Air Corporation
•Sensient Technologies Corporation
•Tate & Lyle plc
•Compare annualized TSR to assess our results against the TSR performance measure for PSUs
(1)Included through December 11, 2025 when it was acquired by Mars, Inc.

INGREDION INCORPORATED	2026 PROXY STATEMENT	43

Executive Compensation

DECISION-MAKING PROCESS
Role of the Compensation Consultant
The PCC Committee retains an independent executive compensation consultant to assist in evaluating executive compensation programs. The consultant advises the PCC Committee regarding the amount and form of executive and director compensation, pay-for-performance alignments, and plan design to support the strategic and financial goals of the Company. The committee believes that conferring with a consultant provides additional assurance that our executive and director compensation programs are reasonable, market-competitive, and aligned with our objectives.
The PCC Committee has engaged Meridian as its independent executive compensation consultant. For additional information regarding the PCC Committee’s use of an independent executive compensation consultant, see “Proposal 1. Election of
Directors—The Board and Committees—People, Culture, and Compensation Committee” on page 14.

Compensation Consultant Responsibilities:
•Regularly update the PCC Committee on executive compensation market trends, incentive practices, and legislation pertaining to executive compensation
•Attend all PCC Committee meetings, including executive sessions without management present
•Provide guidance on executive compensation programs to promote market competitiveness
•Provide research, data, survey information and design expertise in support of the development of compensation programs for executives and the design of incentive programs for all eligible employees
•Review and recommend compensation of non-employee directors
•Conduct a pay-for-performance assessment
•Perform an annual compensation program risk assessment
•Advise the PCC Committee on the appropriate comparator peer groups for compensation and performance
•Provide guidance to the PCC Committee on CEO compensation
•Provide an independent assessment of the CEO’s recommendations on NEO compensation to the PCC Committee

Role of the PCC Committee
The PCC Committee is accountable for ensuring executive compensation decisions are made in the best long-term interests of our stockholders and for administering the compensation program for Ingredion’s executive officers, including the NEOs, accordingly. Annually, the PCC Committee reviews and approves each element of compensation and, if warranted, the PCC
Committee recommends adjustments to individual elements of compensation to achieve an overall total targeted compensation that it believes is market-competitive and consistent with our compensation philosophy and objective to attract, retain, and motivate a talented workforce. In its deliberations, the PCC Committee reviews data prepared by the independent consultant on pay levels in our Compensation Peer Group (as described above) and reviews NEO, other than the CEO, performance based on the evaluations presented by the CEO.
Additionally, the PCC Committee reviews and approves management’s recommendations for equity grants made annually under our Stock Incentive Plan during its first meeting of the fiscal year, which is typically held in February. The PCC Committee approves grants of equity awards to NEOs, other than the CEO, at the same time it approves grants of equity awards to all other eligible employees. In addition, the PCC Committee approves grants of equity awards to the CEO, subject to approval by the non-employee directors of the board.
The PCC Committee approves performance measures and payout ranges for both AIP and LTIP metrics and, at year end, certifies levels of achievement of Company and segment performance for each program, as applicable.

44	INGREDION INCORPORATED	2026 PROXY STATEMENT

Executive Compensation

Role of Management
The compensation of every employee, including each NEO, is influenced in large part by the responsibilities of the position and the need to ensure that employees having similar job responsibilities are paid equitably, with consideration for individual performance. The CEO makes compensation recommendations to the PCC Committee for base salary and annual and long-
term incentive compensation for the NEOs, other than himself, and considers pay competitiveness as well as both individual and Company performance when making his recommendations. For 2025, based on the NEO’s contributions throughout the year, the CEO provided the PCC Committee with an individual performance assessment and rating recommendation as well a compensation recommendation (including base salary and long-term incentive recommendation) for each NEO.
The PCC Committee considers the CEO’s analysis and direct knowledge of each NEO’s performance and contributions when determining the individual performance rating for each NEO and when approving compensation decisions.

COMPENSATION GOVERNANCE
How the PCC Committee Manages Compensation-Related Risk
We believe that the design and objectives of our executive compensation programs provide an appropriate balance of incentives for our executive officers and discourage our executive officers and other employees from taking excessive risks for short-term benefits that may harm the Company and our stockholders in the long term. As described throughout this CD&A section, we design our compensation program to incentivize executive officers and other employees to achieve the Company’s financial and strategic goals as well as individual performance goals that promote long-term stockholder returns. Specifically, the compensation program includes, among other features, several risk-mitigating elements, including:
•a balanced pay mix with:
(i)  a mix of short-term and long-term incentives,
(ii)  variable compensation based on a variety of performance goals, including Company, segment, and individual performance goals, and
(iii)  the use of multiple relevant performance measures in our incentive plan designs, so executives do not place undue importance on one measure, which could distort the results we are looking to incentivize,
•payout caps on incentive plans,
•weighting of executive compensation heavily toward long-term incentives to encourage sustainable stockholder value creation and accountability for long-term results, and
•requiring our executive officers to hold a significant multiple of their compensation in the Company’s common stock and prohibiting them from hedging or pledging their common stock.
In 2025, consistent with its annual practice, the PCC Committee evaluated whether our compensation designs and practices operate to discourage our executive officers and other employees from taking unnecessary or excessive risks. Based upon the information provided by management and Meridian, the PCC Committee concluded that our compensation programs and processes do not incentivize risk-taking that is likely to have a material adverse effect on the Company.
Stock Ownership Requirements
To further align NEO and stockholder interests, NEOs are required to establish and maintain a significant level of direct stock ownership. The following chart summarizes our requirements, which are comparable to the requirements of the majority of companies in our Compensation Peer Group.

Key Provision	Explanation of Key Provision
Ownership Requirement	•CEO: 6 times salary •Other NEOs: 3 times salary
Time to Meet Requirement	•5 years from the date the ownership requirement becomes applicable whether through new hire or promotion

INGREDION INCORPORATED	2026 PROXY STATEMENT	45

Executive Compensation

Shares Counted Toward Ownership
•Includes direct and indirect ownership of common stock, including shares owned outright, unvested RSUs, shares held through the Ingredion 401(k) plan, and phantom stock units held in the NQDCP
•Excludes unexercised stock options and unvested PSUs

Additional Requirements
•Prior to attaining their ownership requirement, NEOs are not permitted to sell shares of common stock, other than to fund the payment of the exercise price of stock options or to fund the payment of taxes upon the exercise of stock options or vesting of PSU or RSU awards

The PCC Committee monitors NEO compliance with the stock ownership requirements. As of December 31, 2025, all NEOs have either exceeded their stock ownership requirements or are within the five-year compliance window in which to meet their ownership requirement.

Timing of Equity Grants

The PCC Committee’s practice is to grant annual equity awards, including stock options, to employees, including NEOs, in
February each year based on a schedule set at least one year in advance on a date that occurs after our year-end earnings have been announced. The timing of grants is in accordance with the Company’s compensation cycle, to incentivize the executives to deliver on the Company’s strategic objectives for the new year. The PCC Committee has delegated limited authority to the CEO to grant equity awards outside of our annual cycle for new hires, promotions, recognition, retention, or other purposes. These awards are only granted in the form of RSUs.

The PCC Committee does not grant equity awards in anticipation of the release of material nonpublic information and does not time the release of material nonpublic information based on equity award grant dates or vesting events. The Company has no program, plan, or practice to time the grant of equity awards for the purpose of affecting the value of executive compensation.

Equity grants are made annually on the fourth Wednesday of February after they have been approved by the PCC Committee, a meeting that generally occurs in mid-February.

Clawback Policy
The Board of Directors has adopted an incentive compensation recoupment policy to incorporate the NYSE standards adopted in connection with the SEC’s final rule implementing the mandatory clawback provision of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The policy requires the Company (subject to certain exemptions if recovery would be
“impracticable,” as defined by the SEC in the final rule) to recover excess cash and equity-based incentive compensation received by a current or former Section 16 executive officer (based on a three-year lookback period) that was based upon the achievement of certain financial results in the event of any financial restatement. Actions under the policy to recover incentive compensation include, as required by the NYSE standards (as applicable) and to the extent permitted by applicable law:
•seeking reimbursement of the incremental portion of incentive-based awards paid to executive officers in excess of the awards that would have been paid based on the restated financial results, with all forms of incentive-based compensation subject to this policy,
•looking back over the three-year period prior to the restatement for recoupment, including recoupment of compensation paid to both current and former executives, and
•in the PCC Committee’s discretion, recoupment of amounts of excess incentive-based compensation paid to any executive officer in conjunction with any incorrect financial results (even if not resulting in a restatement), or misconduct on the part of the officer, constituting fraud, commission of a felony, material violation of any written agreement with or policies of the Company, or any other material breach of fiduciary duty injurious to the Company.
In addition, our CEO and CFO are subject to any clawbacks that may be required under the Sarbanes-Oxley Act of 2002.

46	INGREDION INCORPORATED	2026 PROXY STATEMENT

Executive Compensation

Insider Trading Policy, Including the Hedging and Pledging of
Company Stock
The Company has adopted and maintains an insider trading policy governing the purchase, sale, or other disposition of its common stock and other securities by its directors, officers, employees, and other designated persons. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations and NYSE listing standards applicable to the Company. We have filed a copy of the insider trading policy as Exhibit 19.1 to our Annual Report on Form 10-K. It is the Company’s policy to engage in transactions in its own securities in compliance with insider trading laws, rules, and regulations.
In addition to directors, officers, and employees, the insider trading policy also applies to family members who reside with any director or employee, any other person who lives in the director’s or employee’s household, and any other family members whose transactions in securities are directed by, or subject to the influence or control of, the director or employee, as well as entities, such as a corporation, partnership, or trust, controlled by the director or employee.
The policy prohibits directors and executive officers, and strongly discourages other employees, from engaging in hedging and monetization transactions that would permit any such person to continue to own the securities without the full risks and rewards of ownership, including the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds.
The policy also generally prohibits directors and executive officers from holding Company securities in a margin account or otherwise lending or pledging Company securities as collateral for a loan. An exception to the prohibition on pledging may be granted where a director or officer wishes to pledge Company securities for a loan (not involving margin debt) and clearly demonstrates the financial capacity to repay the loan without recourse to the pledged securities.
The provisions of the policy apply to transactions in all equity and other securities, including awards granted under equity compensation plans, issued by the Company that are held by any person covered by the policy. Securities subject to the policy also include derivative securities that are not issued by the Company, such as exchange-traded put or call options or swaps relating to Company securities.
The administrator of the policy has the discretion, on a case-by-case basis and in appropriate circumstances, to waive or modify the restrictions and prohibitions on the hedging and other transactions described above.

INGREDION INCORPORATED	2026 PROXY STATEMENT	47

Executive Compensation

2025 Summary Compensation Table
The following table presents information about the total compensation paid or granted for the fiscal years indicated by the
Company to the 2025 named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
James Zallie President and CEO	2025	1,290,929	—	6,509,237	1,999,964	2,185,980	665,369	280,755	12,932,234
	2024	1,241,800	—	5,663,846	1,699,996	2,704,247	365,233	228,559	11,903,681
	2023	1,195,600	—	5,182,466	1,599,741	2,363,400	557,470	203,315	11,101,992
James Gray EVP and Chief Financial Officer	2025	759,773	—	1,464,555	450,006	871,060	102,616	128,744	3,776,754
	2024	729,992	—	1,374,343	412,512	999,029	86,363	114,505	3,716,744
	2023	695,667	—	1,153,956	356,191	771,884	76,853	102,467	3,157,018
Tanya Jaeger de Foras SVP and Chief Legal Officer, Corporate Secretary and Chief Compliance Officer	2025	536,937	—	772,995	237,493	456,462	5,228	135,409	2,144,524
	2024	518,141	—	749,643	224,990	516,163	4,480	115,494	2,128,911

Robert Ritchie SVP, Food and Industrial Ingredients Americas	2025	556,877	—	976,409	299,993	487,930	125,776	160,106	2,607,091
	2024	518,333	—	666,341	200,003	575,088	96,987	109,321	2,166,073

Eric Seip SVP Global Operations and Chief Supply Chain Officer	2025	559,812	—	671,288	206,243	463,203	15,646	138,004	2,054,196
	2024	541,844	—	666,341	200,003	531,504	19,283	111,907	2,070,882
	2023	523,292	—	587,015	181,213	481,058	13,551	103,800	1,889,929
(1)Amounts reflect the aggregate grant date fair value of PSUs and RSUs granted in the current and prior years, computed in accordance with
Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) of the Financial Accounting Standards Board. Additional information regarding the awards is set forth in the “2025 Grants of Plan-Based Awards” table on page 49 and the “2025 Outstanding Equity Awards at
Fiscal Year-End” table on page 50. The assumptions used in determining the fair value of the awards are set forth in note 11 (Equity) to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2025. The actual amounts ultimately realized from the disclosed PSUs and RSUs will likely vary from the disclosed amounts based on a number of factors, including the amounts of the actual awards, our actual operating performance, stock price fluctuations, differences from the valuation assumptions used, and the timing of exercise or vesting of the awards. The actual value an NEO receives will depend on the number of shares earned and the Closing Price of our common stock on the vesting date. Because the accounting valuation for the PSUs is calculated using a Monte Carlo simulation model, the target value utilized by the PCC Committee to determine the number of PSUs to grant differs from the valuation used for accounting purposes.
For PSUs granted in 2025, the table above includes the grant date fair value based on the probable outcome of the performance conditions. Assuming that the highest level of performance conditions will be achieved, the maximum grant date value would be as follows: Mr. Zallie, $8,990,650; Mr. Gray, $2,022,954; Ms. Jaeger de Foras, $1,067,581; Mr. Ritchie, $1,348,539; and Mr. Seip, $927,102.
(2)This column represents the grant date fair value of stock option awards granted in the current and prior years, computed in accordance with FASB ASC Topic 718. Additional information regarding the awards is set forth in the “2025 Grants of Plan-Based Awards” table on page 49 and the “2025 Outstanding Equity Awards at Fiscal Year-End” table on page 50. The assumptions used in determining the fair value of the awards are set forth in note 11 (Equity) to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2025. The actual amounts ultimately realized by the NEOs from the disclosed option awards will likely vary based on a number of factors, including our actual operating performance, stock price fluctuations, differences from the valuation assumptions used and the timing of exercise or vesting of the awards. Because we consider vesting restrictions and forfeiture assumptions to determine the grant date fair value of stock option awards, the target value utilized by the PCC Committee to determine the number of stock options to grant differs from the valuation used for accounting purposes and disclosed in this column. Stock options granted in 2023,
2024, and 2025 vest in three equal installments on the first three anniversaries of their respective grant dates.
(3)Amounts reflect awards made under our 2025 AIP that were paid in March 2026.
(4)Amounts reflect the aggregate actuarial increase in the present value of benefits under all our pension plans. Amounts were determined by using interest rate and mortality rate assumptions consistent with those used in our consolidated financial statements. In 2025, for
Messrs. Zallie, Gray, and Ritchie, the amounts consist of the actuarial increase in the value of the Cash Balance Plan and respective nonqualified Cash Balance Make-up Accounts. Ms. Jaeger de Foras and Mr. Seip do not participate in the Cash Balance Plan. Amounts include actual earnings in the NQDCP in excess of the 120% applicable federal rate for 2025.

48	INGREDION INCORPORATED	2026 PROXY STATEMENT

Executive Compensation

(5)Amounts shown in the “All Other Compensation” column for 2025 reflect the following:

Named Executive Officer	Company Contributions to Qualified and Nonqualified Savings Plans(a) ($)	Perquisites(b)($)	Tax Equalization (c)($)	Other(d)($)	Total All Other Compensation ($)
James Zallie	240,084	31,671	—	9,000	280,755
James Gray	103,659	15,625	—	9,460	128,744
Tanya Jaeger de Foras	95,794	29,920	—	9,695	135,409
Robert Ritchie	68,178	31,416	59,552	960	160,106
Eric Seip	105,338	24,010	—	8,656	138,004
(a)Reflects matching contributions by the Company for compensation contributed by participants under our Retirement Savings Plan
(with an additional 3% contribution for Ms. Jaeger de Foras and Mr. Seip, as they do not participate in the Cash Balance Plan) and, if applicable, to nonqualified Cash Balance Make-up Accounts and Savings Plan Make-up Accounts.
(b)Amounts include the costs of providing a leased automobile or the use of a Company automobile or automobile allowance to each of our NEOs, the cost of financial planning and tax preparation services, and the cost of an executive physical.
(c)Mr. Ritchie was previously an expatriate on assignment in Mexico. To offset taxes related to taxable expenses in his 2023 compensation, a tax equalization was completed in 2025 in accordance with the long-term assignment policy. The expenses include tax equalization payments or repayments, imputed compensation for the tax preparation fee, and corresponding federal, state, and
FICA tax gross-ups on those items.
(d)Reports the total amount of other benefits provided, none of which individually exceeded the greater of $25,000 or 10% of the total amount of perquisites and such other benefits. The amounts reported may include, as applicable for each NEO:  “Bring Your Own
Device” allowance payments, reimbursements for gym memberships, and wellness program credits received during 2025, all of which are reimbursements under programs available to all employees. The amounts reported also include matching contributions made by the Company for applicable NEOs under the Company’s charitable matching gift program, which provides for matching contributions consisting of a $2 match for every $1 of the first $1,000 contributed and a $1 match for every $1 of the next $6,500 contributed.

INGREDION INCORPORATED	2026 PROXY STATEMENT	49

Executive Compensation

2025 Grants of Plan-Based Awards
The following table presents information related to awards paid under our AIP and grants of PSUs, RSUs, and stock options received under our Stock Incentive Plan during 2025.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Grant Date	Grant Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Stock Option Awards(3) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
James Zallie	—	AIP	971,288	1,942,575	3,885,150	—	—	—	—	—	—	—
	2/26/2025	Stock Options	—	—	—	—	—	—	—	59,647	130.57	1,999,964
	2/26/2025	Restricted Stock Units	—	—	—	—	—	—	15,424	—	—	2,013,912
	2/26/2025	Performance Share Units	—	—	—	15,424	30,848	61,696	—	—	—	4,495,325
James Gray	—	AIP	381,108	762,216	1,524,432	—	—	—	—	—	—	—
	2/26/2025	Stock Options	—	—	—	—	—	—	—	13,421	130.57	450,006
	2/26/2025	Restricted Stock Units	—	—	—	—	—	—	3,470	—	—	453,078
	2/26/2025	Performance Share Units	—	—	—	3,471	6,941	13,882	—	—	—	1,011,477
Tanya Jaeger de Foras	—	AIP	201,921	403,841	807,682	—	—	—	—	—	—	—
	2/26/2025	Stock Options	—	—	—	—	—	—	—	7,083	130.57	237,493
	2/26/2025	Restricted Stock Units	—	—	—	—	—	—	1,832	—	—	239,204
	2/26/2025	Performance Share Units	—	—	—	1,832	3,663	7,326	—	—	—	533,791
Robert Ritchie	—	AIP	229,217	458,434	916,868	—	—	—	—	—	—	—
	2/26/2025	Stock Options	—	—	—	—	—	—	—	8,947	130.57	299,993
	2/26/2025	Restricted Stock Units	—	—	—	—	—	—	2,314	—	—	302,139
	2/26/2025	Performance Share Units	—	—	—	2,314	4,627	9,254	—	—	—	674,270
Eric Seip	—	AIP	210,490	420,980	841,960	—	—	—	—	—	—	—
	2/26/2025	Stock Options	—	—	—	—	—	—	—	6,151	130.57	206,243
	2/26/2025	Restricted Stock Units	—	—	—	—	—	—	1,591	—	—	207,737
	2/26/2025	Performance Share Units	—	—	—	1,591	3,181	6,362	—	—	—	463,551
(1)Amounts shown reflect the possible range of payouts under our 2025 AIP, which are payable in cash. The AIP is the Company’s annual bonus plan that is based on achievement of financial performance and strategic objectives. For the actual amounts earned pursuant to the AIP for 2025, see the “Non-Equity Incentive Plan Compensation” column in the “2025 Summary Compensation Table” on page 47.
For a detailed discussion of the AIP, including targets and plan mechanics, see “Elements of Compensation – Annual Incentive Plan” in
the Compensation Discussion and Analysis section of this proxy statement. Payouts can range from 0% -200%. Awards under the AIP for
NEOs are determined using their annual base salary and individual incentive target percentage for the plan year.
(2)Amounts reflect the terms of grants of PSUs under our Stock Incentive Plan. The grant date fair value of these shares is included in the “Stock Awards” column in the “2025 Summary Compensation Table” on page 47.
(3)Exercise price for these options is the Closing Price of our common stock on the grant date.
(4)Column shows the grant date fair value of stock awards and option awards under FASB ASC Topic 718. Generally, the full grant date fair value is the amount the Company would expense in its financial statements over the award’s vesting schedule. For stock options, fair value is calculated based on the grant date fair value estimated using the Black-Scholes option pricing model for financial reporting purposes, which was $33.53 for the grants on February 26, 2025. For additional information on the valuation assumptions, see note 11
(Equity) to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025. Actual amounts ultimately realized by the NEOs from the disclosed stock and option awards will likely vary based on a number of factors, including the amounts of the actual awards, our actual operating performance, stock price fluctuations, differences from the valuation assumptions used, and the timing of exercise of the awards. Stock options vest in three equal installments on the first three anniversaries of their respective grant dates.

50	INGREDION INCORPORATED	2026 PROXY STATEMENT

Executive Compensation

2025 Outstanding Equity Awards at Fiscal Year-End
The following table presents information relating to stock options, RSUs, and PSUs held by our NEOs on December 31, 2025.

		Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options				Shares or Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights That Have Not Vested
Name	Grant Date	Exercisable (#)	Unexercisable(1) (#)	Option Exercise Price ($)	Option Expiration Date	(#)(1)	Market Value(2)	(#)(1),(3)	Market or Payout Value(4)
James Zallie	2/7/2017	25,043	—	118.97	2/7/2027	—	—	—	—
	1/1/2018	74,858	—	139.80	1/1/2028	—	—	—	—
	2/9/2021	131,869	—	87.12	2/9/2031	—	—	—	—
	2/16/2022	103,890	—	88.66	2/16/2032	—	—	—	—
	2/15/2023	44,811	22,405	98.69	2/15/2033	17,035	1,878,277	—	—
	2/13/2024	21,522	43,043	108.38	2/13/2034	15,865	1,749,319	31,093	3,428,314
	2/26/2025	—	59,647	130.57	2/26/2035	15,083	1,663,106	30,848	3,401,300
James Gray	2/4/2020	26,358	—	88.35	2/4/2030	—	—	—	—
	2/9/2021	27,938	—	87.12	2/9/2031	—	—	—	—
	2/16/2022	21,609	—	88.66	2/16/2032	—	—	—	—
	2/15/2023	9,977	4,989	98.69	2/15/2033	3,794	418,278	—	—
	2/13/2024	5,222	10,445	108.38	2/13/2034	3,850	424,448	7,545	831,912
	2/26/2025	—	13,421	130.57	2/26/2035	3,390	373,785	6,941	765,315
Tanya Jaeger de Foras	2/16/2022	10,805	—	88.66	2/16/2032	—	—	—	—
	2/15/2023	5,426	2,713	98.69	2/15/2033	2,063	227,462	—	—
	2/13/2024	2,848	5,697	108.38	2/13/2034	2,151	237,128	4,115	453,720
	2/26/2025	—	7,083	130.57	2/26/2035	1,867	205,840	3,663	403,882
Robert Ritchie	2/7/2017	3,454	—	118.97	2/7/2027	—	—	—	—
	2/6/2018	4,484	—	130.30	2/6/2028	—	—	—	—
	2/4/2020	5,010	—	88.35	2/4/2030	—	—	—	—
	2/9/2021	5,588	—	87.12	2/9/2031	—	—	—	—
	2/16/2022	4,156	—	88.66	2/16/2032	—	—	—	—
	2/15/2023	1,855	928	98.69	2/15/2033	706	77,797	—	—
	5/2/2023	—	—	—	5/2/2033	3,077	339,228	—	—
	2/13/2024	2,532	5,064	108.38	2/13/2034	1,866	205,769	3,658	403,331
	2/26/2025	—	8,947	130.57	2/26/2035	2,280	251,396	4,627	510,173
Eric Seip	2/9/2021	11,175	—	87.12	2/9/2031	—	—	—	—
	2/16/2022	10,389	—	88.66	2/16/2032	—	—	—	—
	2/15/2023	5,076	2,538	98.69	2/15/2033	1,930	212,756	—	—
	2/13/2024	2,532	5,064	108.38	2/13/2034	1,911	210,742	3,658	403,331
	2/26/2025	—	6,151	130.57	2/26/2035	1,621	178,762	3,181	350,737

INGREDION INCORPORATED	2026 PROXY STATEMENT	51

Executive Compensation

(1)The vesting schedule for all outstanding unvested stock and stock options is as follows:

Grant Date	Grant Type	Vesting Schedule
2/15/2023	PSUs	100% of the grant vests upon approval of the PCC Committee, subject to the satisfaction of the performance criteria. Distribution of vested shares occurred on 2/9/2026.
2/15/2023	RSUs	100% of the grant vested on 02/15/2026.
2/15/2023	Stock Options	First tranche (33%) vested on 02/15/2024, second tranche (33%) vested on 02/15/2025 and last tranche (34%) vested on 02/15/2026.
5/2/2023	RSUs	100% of the grant will vest on 5/02/2026.
2/13/2024	PSUs	100% of the grant vests upon approval of the PCC Committee, subject to the satisfaction of the performance criteria.
Distribution of any shares awarded will be no later than 03/15/2027.
2/13/2024	RSUs	100% of the grant will vest on 02/13/2027.
2/13/2024	Stock Options	First tranche (33%) vested on 02/13/2025, second tranche (33%) vested on 02/13/2026 and last tranche (34%) will vest on 02/13/2027.
2/26/2025	PSUs	100% of the grant vests upon approval of the PCC Committee, subject to the satisfaction of the performance criteria.
Distribution of any shares awarded will be no later than 03/15/2028.
2/26/2025	RSUs	100% of the grant will vest on 2/26/2028
2/26/2025	Stock Options	First tranche (33%) vested on 02/26/2026, second tranche (33%) will vest on 02/26/2027 and last tranche (34%) will vest on 02/26/2028.
(2)Value is the number of unvested RSUs multiplied by the Closing Price of our common stock on December 31, 2025 ($110.26).
(3)Amounts reflect unearned PSUs from the 2024 and 2025 PSUs (at target performance level).
(4)Value is the number of unearned PSUs from the 2024 and 2025 PSUs (at target performance level) multiplied by the Closing Price of our common stock on December 31, 2025 ($110.26).
2025 Option Exercises and Stock Vested
The following table presents information regarding stock options that were exercised by our NEOs and shares of stock acquired upon vesting of PSU and RSU awards by each NEO in 2025.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2),(3)
Name	(#)	($)	(#)	($)
James Zallie	224,838	8,241,752	76,728	9,831,300
James Gray	—	—	16,811	2,154,342
Tanya Jaeger de Foras	—	—	8,972	1,150,060
Robert Ritchie	6,684	284,361	3,151	403,793
Eric Seip	—	—	8,443	1,082,186

(1)The value realized on exercise of option awards is equal to the number of stock options exercised multiplied by the difference between the price at which the option is exercised and the Closing Price of our common stock on the grant date of the applicable stock option.
(2)Represents the vesting of RSU awards granted in 2022 that vested in February 2025 and the PSUs awarded for the 2023 – 2025 performance cycle based on actual performance for the cycle, which ended on December 31, 2025.
(3)Amounts shown are calculated based on the Closing Price of our common stock on the date of vesting. The amounts also include earned dividend equivalents for RSUs. PSUs are earned based on achievement against pre-defined performance metrics, targets, and ranges set for the performance period. Performance against rTSR and Adjusted ROIC was above target, resulting in a performance achievement level of 183.4% (see “2023 – 2025 Performance Share Plan Results” on page 37 for details).

52	INGREDION INCORPORATED	2026 PROXY STATEMENT

Executive Compensation

2025 Pension Benefits
We have several pension benefit plans available to U.S. salaried employees.
CASH BALANCE PLAN
Our Cash Balance Plan is a defined benefit qualified pension plan that is available to all U.S. salaried employees hired before
January 1, 2015. Participant accounts accrue pay credits based on years of service and monthly interest credits using a rate equal to a specified amount above the interest rate on short-term U.S. Treasury notes. Pay credits are calculated as a percentage (3% to 10%) of a salaried employee’s eligible compensation (defined as base salary, overtime, and earned AIP award). The pay credit percentage is determined by the employee’s years of service, but no additional service on or after
January 1, 2017 is taken into account for purposes of determining the pay credit percentage since a participant’s pay credit percentage was frozen as of January 1, 2017. The value of a participant’s account at retirement is paid out either as a life or joint and survivor annuity or in an optional form, such as a lump sum, if certain funding conditions are met. The Cash Balance
Plan provides for a three-year vesting period. Messrs. Zallie, Gray, and Ritchie are all participants in the Cash Balance Plan.
Additionally, Mr. Zallie participated in the National Starch LLC Pension Plan during his employment with National Starch until
Ingredion acquired that company in October 2010. The National Starch LLC Pension Plan was frozen effective December 31,
2010, and Mr. Zallie ceased to accrue benefits under this plan. Mr. Zallie had 27 years of credited service under the plan when it was frozen.
NONQUALIFIED CASH BALANCE MAKE-UP ACCOUNTS
To the extent that an employee is a participant in the Cash Balance Plan and such employee’s annual retirement income benefit under the plan exceeds the limitations imposed by the Internal Revenue Code, additional benefits are provided through our
NQDCP via a Cash Balance Make-up Account. Messrs. Zallie, Gray, and Ritchie have nonqualified Cash Balance Make-up
Accounts. Mr. Seip and Ms. Jaeger de Foras are not eligible for the Cash Balance Plan and therefore do not have a nonqualified
Cash Balance Make-up Account.
The following table shows the actuarial present value of each named executive officer’s accumulated benefit under each of our pension plans.
2025 PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year
James Zallie	Cash Balance Plan	33	512,971	—
	Nonqualified Cash Balance Make-up Account	33	2,709,397	—
	National Starch LLC Pension Plan	27	1,096,143	—
	National Starch Excess Pension Plan	27	1,656,087	—
James Gray	Cash Balance Plan	3	140,344	—
	Nonqualified Cash Balance Make-up Account	3	322,003	—
Robert Ritchie	Cash Balance Plan	20	507,135	—
	Nonqualified Cash Balance Make-up Account	20	248,705	—

(1)The present value of the accumulated benefit reflects current vested balances in the Cash Balance Plan, which will be distributed upon termination, regardless of the age of the participant at termination, and balances in the nonqualified Cash Balance Make-up Accounts, which will be distributed in accordance with individual elections. For Mr. Zallie, the present value includes the accumulated benefits in the
National Starch LLC Pension Plan and the National Starch Excess Pension Plan. See note 10 (Pension and Other Postretirement Benefits) to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025 for a discussion of the assumptions used to determine the present value of accumulated benefits under our pension plans.

INGREDION INCORPORATED	2026 PROXY STATEMENT	53

Executive Compensation

2025 Nonqualified Deferred Compensation
The Ingredion Incorporated NQDCP provides participants with an elective deferral opportunity and is designed to satisfy the requirements of Section 409A of the Internal Revenue Code. Under our NQDCP, NEOs may defer up to (i) 20% of their annual base salary, (ii) 75% of their AIP award, and (iii) 75% of any earned PSUs under our LTIP. Our NQDCP is an unfunded plan and is not regulated or protected under the Employee Retirement Income Security Act of 1974 (“ERISA”). The NQDCP is a combination of plans that mirror plans being operated by our former parent company at the time we became an independent public company. NQDCP participants are general, unsecured creditors of the Company.
The NQDCP is designed to provide participants with the benefit of the Company non-elective contributions that could not be made to their accounts under the 401(k) plan due to Internal Revenue Code limitations. Such contributions are made on behalf of all eligible participants, including our NEOs, and are equal to the amount of the non-elective contributions that a participant would have otherwise received under the 401(k) plan and the Cash Balance Plan on the portion of their salary that exceeded the applicable Internal Revenue Code limits.
Amounts deferred are, at the election of each NEO, deemed to be invested in a cash account at a prime interest rate or in phantom units of our common stock, provided that, if deferred, earned PSUs must be deferred into phantom units of our common stock. Deemed investment earnings are credited at the monthly compound equivalent of the prime rate, which is adjusted quarterly based upon the published prime rate, or the increase or decrease of the fair market value of the applicable number of shares of our common stock. When dividends are paid on our common stock, deemed investments in common stock are credited with the amount of the dividends, which are deemed to be invested in additional phantom stock units at the fair market value of a share of our common stock on the dividend payment date. Phantom stock units are paid through the issuance of shares of common stock at the time of distribution equal to the number of phantom stock units owned at that time.
2025 NONQUALIFIED DEFERRED COMPENSATION
The following table shows contributions, earnings, withdrawals, and distributions during fiscal 2025 and the account balances as of December 31, 2025, for our NEOs.

Name	Executive Contributions in 2025(1) ($)	Company Contributions in 2025(2) ($)	Aggregate Earnings in 2025(3) ($)	Aggregate Withdrawal/ Distributions in 2025 ($)	Aggregate Balance on December 31, 2025(3) ($)
James Zallie	239,711	222,632	371,238	—	5,367,440
James Gray	144,366	84,528	(100,669)	—	1,807,619
Tanya Jaeger de Foras	57,892	63,279	20,502	—	340,415
Robert Ritchie	113,196	48,758	53,160	—	810,646
Eric Seip	551,483	69,298	(129,765)	—	1,932,174

(1)Employee contributions include any deferrals of annual compensation, including earned awards under the AIP and any earned PSUs.
These amounts are included in the NEOs’ compensation in the columns captioned “Salary,” “Bonus,” “Stock Awards,” or “Non-Equity
Incentive Plan Compensation” in the “2025 Summary Compensation Table” on page 47.
(2)Amounts represent Company matching contributions for compensation contributed by participants under our NQDCP (with an additional
3% contribution for eligible earnings over the IRS qualified compensation limit for Ms. Jaeger de Foras and Mr. Seip, as they do not participate in the Cash Balance Plan) and, if applicable, nonqualified Cash Balance Make-up Accounts and Savings Plan Make-up Accounts.
These amounts are also included in each NEO’s compensation in the “All Other Compensation” column in the “2025 Summary
Compensation Table” on page 47.
(3)Deemed investment earnings are credited at the monthly compound equivalent of the prime rate, which is adjusted quarterly based upon the published prime rate, or the increase or decrease of the fair market value of the applicable number of shares of our common stock.
Amounts calculated using rates in excess of 120% of the prime rate appear in the “2025 Summary Compensation Table” in the “Change in
Pension Value and Nonqualified Deferred Compensation Earnings” column on page 47.

54	INGREDION INCORPORATED	2026 PROXY STATEMENT

Executive Compensation

Potential Payments Upon Termination or Change
in Control
Our NEOs may receive compensation in connection with their termination of employment. Most of our plans and programs, including our executive severance agreements and executive severance plans, contain specific provisions detailing how payments are treated upon termination or a change in control. The specific termination and CIC provisions under these agreements and plans apply to all participants under each agreement or plan. In 2024, we changed some of the terms and conditions of our equity grants for NEOs, including removing the one-year post-grant employment requirement and adding a six-month notice period of the intent to retire for the NEOs to receive retirement treatment for outstanding equity awards.
The narrative and tables below describe the potential payments to each NEO upon certain terminations, including following a
CIC. In accordance with SEC rules, all information described in this section is presented as if the triggering events had occurred on December 31, 2025. The following description of Mr. Gray’s rights upon an assumed termination or change in control accordingly is presented as of December 31, 2025, when Mr. Gray served as the Company’s CFO. Mr. Gray retired from that position effective March 31, 2026 without providing six months notice of the intent to retire.
INVOLUNTARY TERMINATION WITHOUT CAUSE
(NON-CHANGE IN CONTROL EVENT)
For an involuntary termination without a CIC, under the terms of the executive severance agreements, NEOs are not entitled to receive any benefits that would not be otherwise available to other salaried employees. Benefits applicable to all employees may include:
•distributions under the Cash Balance Plan and the Retirement Savings Plan,
•a lump sum payment equal to accrued but unused vacation pay,
•health benefits for the remainder of the calendar month of departure, and
•outplacement services.
Severance payments may be payable to executive officers upon termination of employment without cause, in addition to any payments to which the NEO is otherwise entitled, in exchange for confidentiality, non-compete, non-solicitation, or other agreements. In exchange for an NEO’s entry into an agreement with a one-year term, the executive severance agreement provides for a severance payment of one times the NEO’s base salary in effect on the date of such officer’s termination of employment in the event of a termination of employment other than within two years of a CIC.
For an involuntary termination without a CIC, under the terms of the Ingredion Executive Severance Pay Plan (the “ESP Plan”), in
exchange for confidentiality, non-compete, non-solicitation, and other agreements, NEOs are entitled to:
•a multiple of annual base salary and target annual bonus payable in installments,
•a prorated portion of their annual bonus for the year of termination only if the company pays bonuses under the Annual
Incentive Plan for that year,
•health benefits through COBRA for the lesser of 18 months or the length of the severance period, and
•outplacement services.

INGREDION INCORPORATED	2026 PROXY STATEMENT	55

Executive Compensation

POTENTIAL PAYOUT UPON OTHER TYPES OF SEPARATIONS
Potential Payout Upon Death or Disability
If employment terminates due to death or disability, all outstanding unvested equity would be treated as follows:

Grant Year	Treatment
2023	•Unvested Stock Options: after 1 year from grant date; continue to vest
•RSUs after 1 year from grant date: continue to vest
•RSUs less than 1 year from grant date: pro rata accelerated vesting based on number of full months active during vesting period
•PSUs if actively employed for the first year of the performance period: pro rata vesting at time of event based on target performance and number of full months active during performance period
•PSUs if not actively employed for the first year of the performance period: forfeit

2024 and 2025	•Unvested Stock Options: fully vest on date of termination
•Vested Stock Options: exercisable for 3 years from the date of the event
•RSUs: fully vest on date of termination
•PSUs: pro rata accelerated vesting based on target (100%) performance and the number of days active during vesting period
In addition, the following benefits would also be payable:
•in the event of a termination of employment due to total and permanent disability, a monthly payment equal to the lesser of 66.67% of monthly covered earnings or the maximum disability benefit of $15,000 per month until age 65, and
•in the event of death before termination or retirement, a basic life insurance benefit of one and one-half times of annual base salary up to a maximum of $1,000,000.

56	INGREDION INCORPORATED	2026 PROXY STATEMENT

Executive Compensation

Potential Payout Upon Retirement
As of December 31, 2025, Messrs. Zallie, Gray, and Ritchie are eligible for retirement. The following table summarizes the treatment of awards upon termination of employment due to retirement and assumes that the NEO provided six months notice of the intent to retire to receive the treatment listed below specific to unvested equity. Six months notice of the intent to retire is not applicable to the AIP.

AIP	Eligible for a prorated award under AIP.

Unvested PSUs	PSUs will vest pro rata based on the number of full months actively employed during the applicable performance period, subject to actual Company performance.

Unvested RSUs
Shares from the 2023 RSU grant will continue to vest per the original vesting schedule provided the NEO has been actively employed for at least one year following grant date. If an NEO retires less than one year from the grant date, awards will vest pro rata based on the number of full months actively employed during the vesting period.
2024 and 2025 RSU awards will continue to vest per the original vesting schedule.

Unvested Stock Options
Unvested options from the 2023 stock option grant will continue to vest per the original vesting schedule if the NEO has been actively employed for at least one year following grant date. If an NEO retires less than one year following grant date, unvested stock options forfeit.
Unvested stock options granted in 2024 and 2025 will continue to vest per the original vesting schedule.

TERMINATION FOLLOWING A CHANGE IN CONTROL
NEOs are not eligible for any benefit solely upon a CIC, as our executive severance agreements (“Agreements”) and the
Ingredion Change in Control Executive Severance Pay Plan (“CIC Plan”) each require a double-trigger event in order for CIC severance provisions to become payable. The Agreements and the CIC Plan each require us to make certain payments and provide certain benefits if the NEO’s employment is terminated by us other than because of death, disability, or “Cause” or is terminated by the NEO for “Good Reason” within two years of a CIC. Additionally, the Stock Incentive Plan provides for the treatment of unassumed outstanding equity grants following a CIC and assumed outstanding equity grants upon an involuntary termination of employment without Cause or voluntary termination for Good Reason within two years following a CIC.
The key elements of the executive severance agreements, the CIC Plan and the Stock Incentive Plan assuming a double-trigger
CIC event are described in the narrative and table below.

Plan Element	Description
Definition of “CIC”	As defined in the Agreements, results from any of the following:

•Acquisition by an individual, entity, or group of persons of beneficial ownership of 20% or more of our common stock,
•Change in composition of the board such that the individuals who, as of the effective date of the CIC Plan, constitute the board cease for any reason to constitute at least a majority of the board during any 12-month period, provided, however, that any individual who becomes a member of the board subsequent to the effective date of the
CIC Plan and was approved by a majority vote of the board shall be considered as though such individual were a member of the board,

INGREDION INCORPORATED	2026 PROXY STATEMENT	57

Executive Compensation

•A merger or sale of substantially all of our assets except where owners of our shares own a majority of the voting shares of the surviving corporation or purchaser of the assets, and no person other than us or our benefits plans who owned 15% of our stock before the transaction owns 25% or more of the stock of the survivor or purchaser, and the directors who must be a majority under the preceding provision are a majority of the directors of the surviving corporation or purchaser, or
•The consummation of a plan of our complete liquidation or dissolution.

As defined in the CIC Plan, results from any of the following:
•Acquisition by any one person, or more than one person acting as a group, of ownership of equity of the Company possessing more than 30% of the total voting power of the equity of the Company,

•Acquisition by any one person, or more than one person acting as a group, of ownership of equity of the Company that, together with equity held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the equity of the Company,

•Acquisition by any one person, or more than one person acting as a group, of all or substantially all of the assets of the Company, or

•Change in composition of the board such that the individuals who, as of the effective date of the CIC Plan, constitute the board cease for any reason to constitute at least a majority of the board during any 12-month period, provided, however, that any individual who becomes a member of the board subsequent to the effective date of the
CIC Plan and was approved by a majority vote of the board shall be considered as though such individual were a member of the board.

Definition of “Cause”	Under the Agreements, the occurrence of one of the conditions below with respect to the NEO: •Willful engagement in conduct which involves dishonesty or moral turpitude which either:

(i) results in substantial personal enrichment of the NEO at our expense, or (ii)is demonstrably and materially injurious to our financial condition or reputation,

•Willful violation of the provisions of the confidentiality or non-competition agreement entered into between the Company or any of its subsidiaries and the NEO, or •Commitment of a felony.

Under the CIC Plan, the occurrence of one of the conditions below with respect to the NEO: •Willful engagement in conduct which involves dishonesty or moral turpitude which either:

(i) results in substantial personal enrichment of the NEO at our expense,
(ii)is demonstrably and materially injurious to our financial condition or reputation, or
(iii)is a material violation of the Company’s Code of Conduct,

•Willful violation of the provisions of the confidentiality, non-competition or other material agreement entered into between the Company or any of its subsidiaries and the
NEO,
•Commitment of a felony, or
•the NEO’s failure or refusal to perform the duties or responsibilities of their position or as otherwise assigned within ten days after written notice.

Definition of “Good Reason”
Under the Agreements:
•Material reduction in base salary,
•Relocation beyond 35 miles from office location immediately prior to the CIC,
•Material reduction in job title, job authorities, or responsibilities immediately prior to the
CIC, or
•Taking of certain other actions as specified in the definition.

58	INGREDION INCORPORATED	2026 PROXY STATEMENT

Executive Compensation

Definition of “Good Reason” (continued)
Under the CIC Plan:
•Material reduction in base salary,
•Change in the geographic location of more than a 50 mile radius from the participant’s designated office location, and that also substantially increases the commute time to the new geographic location,
•Material reduction in the participant’s duties or responsibilities, excluding any change in title, or
•Taking of certain other actions as specified in the definition.

Severance and Benefits(1)	Under the terms of their respective agreements, Messrs. Zallie and Gray are eligible to receive:

(i)Three times the sum of (a) highest base salary in effect during any consecutive 12-
month period within the 36 months immediately preceding the date of termination plus (b) target AIP payment for the year in which the termination occurs, paid in a lump sum, and
(ii)Continued health and welfare benefit coverage at the same cost and coverage level as in effect as of the date of termination of employment for 36 months.

Under the terms of his agreement, Mr. Seip is eligible to receive:

(i) Two times the sum of (a) highest base salary in effect during any consecutive 12-
month period within the 36 months immediately preceding the date of termination plus (b) target AIP payment for the year in which the termination occurs, paid in a lump sum, and
(ii)Continued health and welfare benefit coverage at the same cost and coverage level as in effect as of the date of termination of employment for 24 months.

Under the terms of their respective agreements, Messrs. Zallie, Gray, and Seip are eligible to receive:
•Outplacement services for twelve months following termination,
•Lump sum amount equivalent to the same level of personal allowances for the period of three months, and
•Continued payment of lease payments for three months for any NEO participating in the car lease programs.

Under the terms of the CIC Plan, Ms. Jaeger de Foras and Mr. Ritchie are eligible to receive:

(i)Two times annual base salary and target annual bonus paid in a lump sum,
(ii)Full cost of COBRA coverage for 18 months or if earlier, until the NEO ceases to be eligible for COBRA, and
(iii)Outplacement services for twelve months following termination.

Treatment of AIP awards and Equity Grants(2)
All NEOs would receive:
•Target annual bonus under the AIP reduced pro rata for any portion of the plan year in which the NEO is not employed with the Company; assumes target performance level was achieved, and
•All outstanding stock options and stock appreciation rights immediately become exercisable in full, all other awards immediately vest, all performance periods will lapse, each performance period will be deemed satisfied at the target level and each option, stock appreciation right, and other award will represent a right to acquire the appropriate number of shares of common stock received in the merger or similar transaction.

(1)Such continued insurance and other benefits are provided only until the NEO reaches age 65.
(2)Such treatment is afforded to grants to executive officers who are members of our Executive Leadership Team only in the event that the
NEO terminates employment for “Good Reason” or is terminated by the Company without “Cause” within two years of a CIC.

INGREDION INCORPORATED	2026 PROXY STATEMENT	59

Executive Compensation

Form of Release and Restrictive Covenants
Each executive severance agreement and the CIC Plan require, as a condition to the receipt of payments, that the NEO sign a standard form of release in which the NEO waives all claims that the NEO might have against the Company and certain associated individuals and entities. The agreements contain confidentiality provisions that apply for an unlimited period of time following termination of employment.
The executive severance agreements of Messrs. Zallie and Gray each include three-year non-compete and non-solicitation covenants in the event employment is terminated within two years of a CIC. Mr. Seip’s executive severance agreement and the
CIC Plan both include a two-year non-compete and non-solicitation covenant in the event employment is terminated within two years of a CIC.
TREATMENT OF RETIREMENT BENEFITS UPON CHANGE IN
CONTROL
Cash Balance Plan and Nonqualified Cash Balance Make-Up Accounts
For Messrs. Zallie and Gray, the executive severance agreements provide for the terminated NEO to receive three additional years of service credit under our Cash Balance Plan and our nonqualified Cash Balance Make-up Account, provided, that if the
NEO is at least 62 years old, the NEO will receive a prorated amount of additional service credits based on the number of full months until he reaches age 65. The additional years of service credit will be calculated consistently with and be based on the
NEO’s total target cash compensation. The agreements also provide for vesting of each NEO’s account under the Cash Balance
Plan and nonqualified Cash Balance Make-up Accounts if not already vested.
While Mr. Seip has an executive severance agreement, he is not a participant in the Cash Balance Plan and, accordingly, does not have a nonqualified Cash Balance Make-Up Account.
Retirement Savings Plan and Savings Plan Make-Up Accounts
In addition, Messrs. Zallie and Gray will receive nonqualified plan credits equal to three times the sum of the employer matching contributions (and Mr. Seip will receive nonqualified plan credits equal to two times the sum of the employer matching contributions) made to each NEO’s account under the Company’s Retirement Savings Plan and, if applicable, the
Savings Plan Make-up Accounts for the most recent plan year that ended before the date of the CIC, or, if higher, for the most recent plan year that ended after the date of the CIC (calculated on an annualized basis) as well as the continuation of vesting over the severance period, provided, that if the NEO is at least 62 years old, the NEO will receive a prorated amount of additional service credits based on the number of full months until the NEO reaches age 65. The agreements also provide for vesting of each NEO’s account under the Retirement Savings Plan and the Savings Plan Make-up Accounts if not already vested.
Retirement Health Care Savings Account
Messrs. Zallie and Ritchie will also receive the cash value of their current RHCSA and related dependent accounts. To the extent the payments may not be paid from a qualified plan, such amounts will be paid from our general assets.

60	INGREDION INCORPORATED	2026 PROXY STATEMENT

Executive Compensation

ESTIMATE OF POTENTIAL PAYMENTS UPON TERMINATION OR
CHANGE IN CONTROL
The following table shows the potential payments to the NEOs upon termination of employment or a change in control of the
Company as of December 31, 2025.

		Cash		Equity			Benefits and Perquisites
	Scenario	Severance Payments ($)	AIP Award(1) ($)	Stock Options(2) ($)	Restricted Stock Units(3) ($)	Performance Share Units(4) ($)	Health and Welfare(5) ($)	Retirement(6) ($)	Perquisites(7) ($)	Outplacement ($)	TOTAL ($)
James Zallie	Retirement	—	2,185,980	340,147	5,290,702	3,419,310	106,767	—	—	—	11,342,906
	Death/ Disability	—	2,185,980	340,147	5,186,353	3,419,310	106,767	—	—	—	11,238,557
	Involuntary Termination Without Cause	1,295,050	2,185,980	340,147	5,290,702	3,419,310	—	—	—	—	12,531,189
	Change in Control	9,712,875	1,942,575	340,147	5,290,702	6,829,615	161,348	812,592	6,844	11,500	25,108,198

James Gray	Retirement	—	871,060	77,359	1,216,510	809,713	—	—	—	—	2,974,642
	Death/ Disability	—	871,060	77,359	1,193,273	809,713	—	—	—	—	2,951,405
	Involuntary Termination Without Cause	762,216	871,060	77,359	1,216,510	809,713	—	—	—	—	3,736,858
	Change in Control	4,573,296	762,216	77,359	1,216,510	1,597,226	72,515	459,609	3,906	11,500	8,774,137

Tanya Jaeger de Foras	Retirement	—	—	—	—	—	—	—	—	—	—
	Death/ Disability	—	456,462	42,100	657,793	437,107	—	—	—	—	1,593,462
	Involuntary Termination Without Cause	942,295	456,462	—	—	—	27,054	—	—	11,500	1,437,311
	Change in Control	1,884,589	403,841	42,100	670,430	857,602	27,054	—	—	11,500	3,897,116

Robert Ritchie	Retirement	—	487,930	20,257	874,191	438,945	46,863	—	—	—	1,868,186
	Death/ Disability	—	487,930	20,257	822,754	438,945	46,863	—	—	—	1,816,749
	Involuntary Termination Without Cause	1,063,750	487,930	20,257	874,191	438,945	84,094	—	—	11,500	2,980,667
	Change in Control	2,127,500	488,750	20,257	874,191	913,504	84,094	127,650	—	11,500	4,647,446

Eric Seip	Retirement	—	—	—	—	—	—	—	—	—	—
	Death/ Disability	—	463,203	38,885	590,440	385,800	—	—	—	—	1,478,328
	Involuntary Termination Without Cause	561,306	—	—	—	—	—	—	—	—	561,306
	Change in Control	1,964,571	420,980	38,885	602,260	754,068	49,585	210,676	4,929	11,500	4,057,454
(1)Amounts reflect the actual 2025 AIP award, paid in March 2026. Amount for CIC reflects a target AIP payment as provided under the executive severance agreements.
(2)Amounts reflect the value of the unvested outstanding stock options based on the Closing Price of our common stock on December 31,
2025 ($110.26), minus the applicable exercise price. Stock option treatment varies based on termination scenario. See description in
“Potential Payout Upon Other Types of Separations” above.
(3)Amounts reflect the value of unvested RSUs multiplied by the Closing Price of our common stock on December 31, 2025 ($110.26). RSU treatment varies based on termination scenario. See description in “Potential Payout Upon Other Types of Separations” above.

INGREDION INCORPORATED	2026 PROXY STATEMENT	61

Executive Compensation

(4)Amounts for retirement, death and disability reflect the value of unvested PSUs multiplied by the Closing Price of our common stock on
December 31, 2025 ($110.26). PSU treatment varies based on termination scenario. See description in “Potential Payout Upon Other
Types of Separations” above.
(5)In the event Mr. Zallie or Ritchie terminates his employment due to retirement, death, or disability, amount includes the value of the
RHCSA benefit. In the event of a termination due to a CIC, amounts reflect the value of the RHCSA benefit as well as cost of COBRA coverage for Messrs. Zallie and Ritchie and, for remaining NEOs, the cost of COBRA coverage. See description in “Potential Payout Upon
Other Types of Separations” above.
(6)Amounts reflect additional employer contributions to the defined contribution plans based on three times (for Messrs. Zallie and Gray)
and two times (for Mr. Seip) the sum of the employer matching contributions made to the executive’s accounts under the qualified and nonqualified plans for the most recent plan year that ended before the date of the CIC, or, if higher, for the most recent plan year that ended after the date of the CIC (calculated on an annualized basis), as well as the continuation of vesting over the severance period.
Amounts for Messrs. Zallie, Gray, and Ritchie also reflect additional amounts earned under the Cash Balance Plan and nonqualified Cash
Balance Make-up Accounts upon a CIC, as well as the continuation of vesting over the severance period.
(7)For Messrs. Zallie, Gray, and Seip, the amounts reflect the Company cost related to three months of financial planning services and
Company car lease or car allowance payments.
In accordance with SEC rules, the foregoing presentation of potential payments to Mr. Gray upon an assumed termination or change in control is as of December 31, 2025, when Mr. Gray served as the Company’s CFO. Mr. Gray retired from that position effective March 31, 2026 without giving six months notice of intent to retire.
Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules adopted thereunder, we are providing the following disclosure regarding the relationship of the annual total compensation of our employees to the annual total compensation of Mr. Zallie, our CEO.
To understand this disclosure, we believe it is important to give context to our operations. Our corporate headquarters are in
Westchester, Illinois, and, as of March 1, 2026, we operate 15 U.S. manufacturing facilities in 13 states and have an additional
26 manufacturing facilities globally. As a global organization, we maintain a workforce with approximately 76% of our employees located outside of the U.S. To attract, retain, and motivate talent, we use local compensation benchmark data to maintain a competitive level of compensation for our employees. Accordingly, our pay structures vary based on position and geographic location.
There has been no change in our employee population or employee compensation arrangements in 2025 that we believe would significantly impact the pay ratio disclosure. As a result, we are using the same individual we identified as our median employee last year, a full-time employee working in Pakistan.
For the purposes of preparing this disclosure,  in accordance with Item 402(c)(2)(x) of Regulation S-K, we converted the median employee’s compensation paid in Pakistan rupees to U.S. dollars using the currency exchange rate as of December 31, 2025.
This calculation is the same calculation used to determine total compensation for purposes of the Summary Compensation
Table with respect to each of the NEOs.
The 2025 total compensation for Mr. Zallie, as reported in the “Total” column of the “2025 Summary Compensation Table,” was
$12,932,234. For the median employee, 2025 total compensation was $57,174. The resulting ratio of total compensation for
Mr. Zallie to this median employee’s total compensation was 226 to 1.

62	INGREDION INCORPORATED	2026 PROXY STATEMENT

Executive Compensation

Pay Versus Performance Disclosure
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we
provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO
NEOs and Company performance for our five most recent fiscal years. The PCC Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years presented. See the “Compensation Discussion and Analysis” section of this proxy statement beginning on page 26 for information about the decisions made by the PCC
Committee with respect to our NEO compensation for 2025.

					Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for PEO(1) ($) (b)	Compensation Actually Paid to PEO(2) ($) (c)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($) (d)	Average Compensation Actually Paid to Non-PEO NEOs(2) ($) (e)	Total Shareholder Return(4) ($) (f)	PvP Peer Group Total Shareholder Return(5) ($) (g)	Net Income(6) ($ in millions) (h)	Adjusted EBITDA(7) ($ in millions) (i)
2025	12,932,234	5,262,717	2,645,641	1,399,068	159.83	133.94	729	1,244
2024	11,903,681	26,604,006	2,520,653	4,499,692	194.60	124.65	647	1,230
2023	11,101,992	19,410,647	2,255,416	3,342,377	150.60	120.71	643	1,189
2022	9,476,866	14,451,217	2,416,154	3,050,919	132.01	125.53	492	1,002
2021	10,326,083	14,161,465	2,715,632	2,883,921	126.35	115.83	117	896
(1)Dollar amounts shown are the amounts reported for the PEO under the “Total” column of the Summary Compensation Table (“SCT”) for the years presented (the “Covered Years”). James Zallie was our PEO for each Covered Year.
(2)Dollar amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect the actual compensation earned by or paid to the applicable NEO for any Covered Year. The table below reflects adjustments to our calculation for all years covered by the disclosure. Compensation Actually Paid reflects the following adjustments to the SCT amounts for equity awards and pension benefits reported for the PEO and the Non-PEO NEOs. Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of the grant date. Adjustments have been made to the inputs in the Black-Scholes option pricing model to determine the fair value as of each measurement date. Performance stock unit grant date fair values are calculated using a Monte Carlo simulation model for the TSR-based potion of the award (where applicable) and Adjusted ROIC for the
Adjusted ROIC-based portion of the award. Adjustments have been made to the inputs into the Monte Carlo simulation and Adjusted ROIC calculation as of the measurement date. In 2022, the PCC Committee approved the payment of dividends in cash on PSUs at the time of vesting based on actual performance achieved for performance cycles including calendar year 2023 and subsequent years, and this is reflected in the applicable Compensation Actually Paid amounts. RSU grant date fair values are calculated using the Closing Price of the
Company’s common stock as of the grant date. Adjustments have been made using the Closing Price of the Company’s common stock as of the measurement date.

Adjustments to Determine Compensation “Actually Paid”	PEO					Non-PEO NEOs
	2025 ($)	2024 ($)	2023 ($)	2022 ($)	2021 ($)	2025 ($)	2024 ($)	2023 ($)	2022 ($)	2021 ($)
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column in the SCT	-665,369	-365,233	-557,470	-29,572	-356,593	-62,317	-51,778	-23,224	-9,063	-12,655
Deduction for Amounts Reported under the “Stock Awards” Column in the SCT	-6,509,237	-5,663,846	-5,182,466	-4,756,723	-5,402,825	-971,312	-864,167	-756,709	-762,884	-1,090,714

INGREDION INCORPORATED	2026 PROXY STATEMENT	63

Executive Compensation

Adjustments to Determine Compensation “Actually Paid”	PEO					Non-PEO NEOs
	2025 ($)	2024 ($)	2023 ($)	2022 ($)	2021 ($)	2025 ($)	2024 ($)	2023 ($)	2022 ($)	2021 ($)
Deduction for Amounts Reported under the “Option Awards” Column in the SCT	-1,999,964	-1,699,996	-1,599,741	-1,562,393	-1,622,964	-298,434	-259,377	-221,840	-229,671	-229,691
Increase for “Service Cost” for Pension Plans	170,106	125,112	130,733	147,024	159,382	28,766	15,417	7,105	8,345	6,863
Fair value of equity compensation granted in current year	9,022,363	13,517,537	10,011,282	9,980,318	10,371,863	1,350,569	2,065,622	1,427,945	1,533,228	1,632,198
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	-4,165,768	5,695,450	2,931,627	1,207,751	1,558,116	-627,231	716,838	372,424	127,162	142,575
Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	-3,521,648	3,091,301	2,574,690	-12,054	-871,597	-666,615	356,485	281,260	-32,353	-46,623
Fair value of forfeited awards determined at end of prior year for awards made in prior fiscal years that were forfeited during current fiscal year	—	—	—	—	—	—	—	—	—	-233,665
Total Adjustments	-7,669,517	14,700,325	8,308,655	4,974,351	3,835,382	-1,246,573	1,979,040	1,086,961	634,765	168,289
(3)Dollar amounts shown represent the average of the total compensation amounts reported in the SCT for the Non-PEO NEOs for the
Covered Years. The following executive officers served as the Non-PEO NEOs for the following years: (i) for 2025, James Gray, Tanya Jaeger de Foras, Robert Ritchie, and Eric Seip; (ii) for 2024, James Gray, Tanya Jaeger de Foras, Robert Ritchie, and Eric Seip; (iii) for 2023, James
Gray, Eric Seip, Nancy Wolfe, and Jeremy Xu; (iv) for 2022, James Gray, Jorgen Kokke, Nancy Wolfe, and Jeremy Xu; and (v) for 2021, James
Gray, Jorgen Kokke, Janet Bawcom, Eric Seip, and Jeremy Xu.
(4)The cumulative TSR for the Company is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. Each of these yearly percentage changes was applied to a deemed fixed investment of $100 at the beginning of the measurement period to produce the Covered Year-end values of such investment as of the end of 2025, 2024, 2023, 2022, and 2021.
(5)The cumulative PVP Peer Group TSR utilizes the S&P 1500 Food, Beverage, and Tobacco Index (the “PVP Peer Group”), which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K to be included in our annual report for the year ended
December 31, 2025. For each Covered Year, our PVP Peer Group TSR was calculated based on a deemed fixed investment of $100 through the measurement period, assuming dividend reinvestment for the peer group, weighted according to the respective companies’ stock market capitalization at the beginning of the measurement period.

64	INGREDION INCORPORATED	2026 PROXY STATEMENT

Executive Compensation

(6)Amounts reported represent Net Income attributable to Ingredion as presented in the Company’s audited financial statements for the applicable Covered Year.
(7)We determined Adjusted EBITDA to be the most important performance measure used to link Company performance to Compensation
Actually Paid to our PEO and Non-PEO NEOs for 2025. Adjusted EBITDA was the highest-weighted financial metric used to determine NEO performance under our Annual Incentive Plan for 2025, as discussed under “Financial Metrics” on page 32 of the Compensation Discussion and Analysis section of this proxy statement. This performance measure may not have been the most important performance measure for any other Covered Year. We may determine that a different performance measure will be the most important performance measure for future years. Adjusted EBITDA is defined under “Financial Metrics” on page 33 of the Compensation Discussion and Analysis section of this proxy statement. The Adjusted EBITDA shown in the table above and the “Compensation Actually Paid and Company Adjusted EBITDA”
section below is the same as reported in our Annual Report on Form 10-K for the year ended December 31, 2025.
ANALYSIS OF INFORMATION PRESENTED IN THE PAY VERSUS
PERFORMANCE TABLE
While we utilize several performance measures to align executive compensation with Company performance, not all incentive measures are presented in the pay versus performance table above. We generally seek to incentivize long-term performance and therefore do not specifically align performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year.
We provide information below about the relationship between the compensation actually paid to our PEO and Non-PEO NEOs for the Covered Years as shown in the pay versus performance table above and:
•our cumulative TSR,
•our net income, and
•our Adjusted EBITDA.
Compensation Actually Paid and Company Total Shareholder Return
The chart below illustrates for the Covered Years the Compensation Actually Paid to our PEO and Non-PEO NEOs in relation to our TSR, as well as our TSR compared to our PVP Peer Group TSR over the same period. In 2025, our TSR exceeded our PVP Peer
Group TSR. For 2025, based on our relative percentile ranking with respect to TSR and our performance against our Adjusted
ROIC metric, our PEO and non-PEO NEOs earned PSUs awarded for the 2023 – 2025 performance period at a performance level of 166.7%.

250.00
200.00
150.00
100.00
50.00
—
Value of Fixed $100 Investment
30.0
25.0
20.0
15.0
10.0
5.0
—
Compensation Actually Paid ($M)
115.83
126.35
125.53
132.01
120.71
150.60
194.60
124.65
159.83
133.94
14.2
2.9
14.5
3.1
19.4
3.3
26.6
4.5
5.3
1.4
2021
2022
2023
2024
2025
PEO ($M)
Non-PEO NEOs ($M)
INGR TSR
Peer Group TSR

INGREDION INCORPORATED	2026 PROXY STATEMENT	65

Executive Compensation

Compensation Actually Paid and Company Net Income
The chart below illustrates for the Covered Years the Compensation Actually Paid to our PEO and Non-PEO NEOs in relation to
Company net income. Our 2021 net income was negatively impacted by an impairment of $340 million related to net assets contributed to a joint venture in South America.

Compensation Actually Paid ($M)
30.0
25.0
20.0
15.0
10.0
5.0
—
Net Income ($M)
800
700
600
500
400
300
200
100
—
117
492
643
647
729
14.2
2.9
14.5
3.1
19.4
3.3
26.6
4.5
5.3
1.4
2021
2022
2023
2024
2025
PEO ($M)
Non-PEO NEOs ($M)
Net Income

Compensation Actually Paid and Company Adjusted EBITDA
The chart below illustrates for the Covered Years the Compensation Actually Paid to our PEO and Non-PEO NEOs in relation to our Adjusted EBITDA.

Compensation Actually Paid ($M)
Adjusted EBITDA ($M)
30.0
25.0
20.0
15.0
10.0
5.0
—
1,400
1,200
1,000
800
600
400
200
—
896
1,002
1,189
1,230
1,244
14.2
2.9
14.5
3.1
19.4
3.3
26.6
4.5
5.3
1.4
2021
2022
2023
2024
2025
PEO ($M)
Non-PEO NEOs ($M)
Adj. EBITDA

MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES
We set forth below the three financial performance measures that represented the most important measures used to link
Compensation Actually Paid to our PEO and Non-PEO NEOs (as calculated in accordance with Item 402(v) of Regulation S-K) to
Company performance for 2025. The measures in this table are not ranked.

Adjusted EBITDA
Adjusted ROIC
Relative Total Shareholder Return versus PVP Peer Group
As discussed in the Compensation Discussion and Analysis section of this proxy statement under “Elements of Compensation”
beginning on page 31, these measures were used to evaluate the performance of our NEOs under both our annual incentive plan and our long-term incentive plan and to incentivize our NEOs to increase long-term value for our stockholders. See that discussion for a description of how we calculate Adjusted EBITDA and Adjusted ROIC from our audited financial statements.

66	INGREDION INCORPORATED	2026 PROXY STATEMENT

Compensation Committee Report; Compensation Committee Interlocks and Insider Participation

Compensation Committee Report
The People, Culture, and Compensation Committee of the Board of Directors reports that it has reviewed and discussed with the Company’s management the section of this proxy statement headed “Compensation Discussion and Analysis” and, on the basis of that review and discussion, recommended that such section be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2025.
People, Culture, and Compensation Committee
R. L. Jordan, Chair
D. B. Fischer
C. V. Magro
Compensation Committee Interlocks and
Insider Participation
None of the PCC Committee members:
•has ever been an officer or employee of the Company, or
•had a relationship during 2025 that is required to be disclosed under SEC rules relating to disclosure of transactions with related persons.
In 2025, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on our Board of Directors or our PCC Committee.

INGREDION INCORPORATED	2026 PROXY STATEMENT	67

Proposal 2. Advisory Vote on Compensation of Our Named Executive Officers

Proposal 2. Advisory Vote on Compensation of
Our Named Executive Officers
In this Proposal 2, in accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, the Board of Directors is asking the stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in this proxy statement, other than the information presented under “Pay Versus Performance Disclosure” in the
“Executive Compensation” section of this proxy statement. The Board of Directors has determined to seek such a vote annually until the next required stockholder vote on the frequency of stockholder votes on executive compensation in May 2029.
In the discussion in the “Compensation Discussion and Analysis” section of this proxy statement beginning on page 26, we discuss in detail how our compensation programs support our business and financial objectives, how they work, how they are administered under the direction of our PCC Committee, and how the PCC Committee’s decisions concerning the 2025 compensation of our named executive officers were directly tied to our performance.
At our 2025 annual meeting, 94% of the shares voted were cast in support of the compensation of our named executive officers as described in the proxy statement for that meeting. We ask that you again support the compensation of our named executive officers, as described in this proxy statement for this annual meeting. Because your vote is advisory, it will not be binding on the board or the Company. The board and the PCC Committee, however, will review the voting results and take them into consideration when making future decisions regarding executive compensation.
We have a long-standing record of delivering strong performance for our stockholders. Our executive compensation programs have played an important role in our ability to achieve strong financial results and attract, retain, and motivate a highly experienced, successful team to manage the Company.
We believe that our executive compensation programs are well informed by market practices and structured to effectively align compensation with the Company’s business and talent strategies.
•Our compensation programs are substantially tied to key strategic business objectives and the creation of long-term shareholder value. If the value we deliver to our stockholders declines, so does the compensation we deliver to our executives.
•We maintain a high level of corporate governance over our executive pay programs.
•We closely monitor our compensation programs and the pay levels of executives of companies of similar size and complexity so that we may ensure that our compensation programs are within the norm of a range of market practices.

The Board of Directors unanimously recommends that you vote FOR the following proposal:
RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosures in the proxy statement for the Company’s 2026 annual meeting of stockholders.

68	INGREDION INCORPORATED	2026 PROXY STATEMENT

Review and Approval of Transactions with Related Persons

Review and Approval of Transactions with
Related Persons
The Board of Directors has adopted a written policy and procedures for review, approval, and monitoring of transactions involving the Company and “related persons” that generally would be subject to disclosure by the Company under SEC rules requiring disclosure of transactions with related persons.
Under the policy, “related persons” consist of the following:
•directors or nominees for directors,
•executive officers,
•beneficial owners of more than 5% of the Company’s outstanding common stock,
•the immediate family members of any of the above persons, and
•an entity in which any of the above persons acts as an officer or general partner or otherwise controls, or in which such person, together with any other persons referred to above, holds an ownership interest of at least 10%.
The policy covers any transaction with related persons involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest.

Policy
Transactions with related persons must be approved by the Audit Committee of the Board of Directors or if a related person involved is a member of the Board of Directors or a nominee to become a director, by all of the disinterested and independent members of the board. In considering the transaction, the Audit Committee or disinterested and independent directors will consider all relevant factors, including, as applicable:
•the size of the transaction and the amount payable, directly or indirectly, to a related person,
•the nature of the interest or involvement of the related person in the transaction,
•whether the transaction creates an appearance of a conflict of interest or unfair dealing,
•whether the rates or charges and other key terms involved in the transaction were determined by competitive bids,
•whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties, and
•the impact of the transaction on the Company and its stockholders.

INGREDION INCORPORATED	2026 PROXY STATEMENT	69

Review and Approval of Transactions with Related Persons

Procedures
The evaluation and approval of transactions with related persons under the policy are required to be conducted in accordance with the following procedures:
•The CFO will advise the Chair of the Audit Committee of any related-person transaction of which the CFO becomes aware.
•The Audit Committee will consider such related-person transaction at its next regularly scheduled meeting or, if it deems it advisable, prior thereto at an interim meeting called for such purpose. If approval or, to the extent permissible under applicable standards, ratification of the related-person transaction requires consideration by all of the disinterested and independent members of the Board of Directors, the related-person transaction will be considered at the board’s next regularly scheduled meeting or, if the disinterested and independent directors deem it advisable, prior thereto at an interim meeting called for such purpose.
•Except as set forth below, any related-person transaction not approved in advance by the Audit Committee or a majority of the disinterested and independent directors will not be entered into by the Company unless the consummation of the transaction, to the extent permissible under applicable standards, is expressly subject to ratification by the Audit
Committee or a majority of the disinterested and independent directors. If the transaction is not so ratified, the
Company will not consummate the transaction. It is the responsibility of management to notify the CFO of all potential related-person transactions in advance, so as to allow appropriate review under the Company’s guidelines.
•If the Company enters into a transaction that (i) the Company was not aware constituted a related-person transaction at the time it was entered into but which it subsequently determines is a related-person transaction prior to full performance thereof or (ii) did not constitute a related-person transaction at the time such transaction was entered into but thereafter becomes a related-person transaction prior to full performance thereof, then in either such case the related-person transaction will be presented for ratification in the manner set forth above. If the related-person transaction is not ratified, then the Company will take all reasonable actions to attempt to terminate its participation in the transaction. Reasonable steps will not be deemed to require that the Company act in breach of any contractual obligations or otherwise expose itself to legal liability.
•The CFO will update the Audit Committee or the board, as applicable, on the status of any approved related-person transaction not less frequently than annually, or upon termination of or anticipated significant change in the related-
person transaction. Anticipated significant changes will be subject to the approval procedures required for initial approval of a related-person transaction.
Since January 1, 2025, there have been no related-person transactions subject to approval under the foregoing policy and procedures.

70	INGREDION INCORPORATED	2026 PROXY STATEMENT

Equity Compensation Plan Information as of December 31, 2024; Audit Committee Report

Equity Compensation Plan Information as of
December 31, 2025
The following table provides information about our equity compensation plans as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	2,142,211(1)	$105.75(2)	4,569,234
Equity compensation plans not approved by security holders	35,694(3)	N/A	N/A
Total	2,177,904	$105.75(4)	4,569,234
(1)Amount shown includes an aggregate of 151,570 shares of common stock representing outstanding PSUs that will vest only upon completion of the relevant long-term incentive performance cycle and will be payable, if earned, by the Company in shares of common stock. This amount assumes all such performance awards vest at 100%. Amount shown also includes 510,000 RSUs outstanding as of
December 31, 2025.
(2)Price shown excludes the 151,570 PSUs and 510,000 RSUs referenced in footnote 1 to this table because those awards have no exercise price.
(3)Amount shown assumes that all 479 phantom stock units credited to the Director Deferred Compensation Plan and all 35,215 phantom stock units in the NQDCP accounts of the participating directors and executive officers will be paid in the form of shares of common stock.
(4)Price shown represents the weighted-average exercise price of outstanding options. It excludes the phantom stock units referenced in footnote 3 to this table and the 151,570 PSUs and 510,000 RSUs referenced in footnote 1 to this table because those awards have no exercise price.
Audit Committee Report
The Audit Committee of the Board of Directors reports that it has: (i) reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2025; (ii) discussed with KPMG LLP (“KPMG”), the independent registered public accounting firm serving as the Company’s independent auditors, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the U.S. Securities and
Exchange Commission (“SEC”); and (iii) received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG their independence. Based on such review and discussions, the Audit
Committee recommended to the Board of Directors that the audited financial statements of the Company for the fiscal year ended December 31, 2025 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
Audit Committee
C. A. Suever, Chair
V. J. Reich
D. A. Wilson

INGREDION INCORPORATED	2026 PROXY STATEMENT	71

Proposal 3. Ratification of Appointment of KPMG as Our Independent Registered Public Accounting Firm

Proposal 3. Ratification of Appointment of
KPMG as Our Independent Registered Public
Accounting Firm
In this Proposal 3, the Board of Directors is asking stockholders to ratify the Audit Committee’s appointment of KPMG LLP
(“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
Although the Company is not required to seek stockholder approval of this appointment, the board is submitting a proposal for stockholders to ratify such approval as a matter of good corporate governance. If the appointment is not ratified, the Audit
Committee will evaluate the reasons for stockholder rejection and will reconsider the appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such an appointment would be in the best interests of the
Company and its stockholders.
KPMG has served as the Company’s independent auditor since 1997. KPMG also performs certain audit-related and non-audit tax services for the Company.
Representatives of KPMG are expected to attend the annual meeting and will be available to respond to appropriate questions and to make a statement if they so desire.

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The following is a summary of professional services provided by KPMG during the years ended December 31, 2025 and 2024, and the fees paid by the Company for such services.

	2025	2024

Audit Fees(1)	$4,743,000	$4,900,000

Audit-Related Fees(2)	$76,400	$7,000

Tax Fees(3)	$85,700	$16,000

All Other Fees(4)	$—	$—

Total	$4,905,100	$4,923,000
(1)Audit Fees include fees for services related to the annual consolidated financial statements and internal control over financial reporting, completion of limited reviews of quarterly financial information, and foreign statutory audits.
(2)Audit-Related Fees include fees for services related to benefit plan audits, review of government filings, attestation, and compliance reports.
(3)Tax Fees primarily relate to tax compliance and consultation services in the various countries in which the Company operates.
(4)All Other Fees are fees for products or services other than Audit Fees, Audit-Related Fees, or Tax Fees. There were no such fees paid to
KPMG in 2024 or 2025.
As part of its assessment of auditor independence, the Audit Committee has considered and determined the compatibility of the audit-related and non-audit tax services provided by KPMG.

72	INGREDION INCORPORATED	2026 PROXY STATEMENT

Proposal 3. Ratification of Appointment of KPMG as Our Independent Registered Public Accounting Firm

Pre-Approval of Services
The Audit Committee pre-approves KPMG’s performance of the foregoing services in accordance with its policy requiring committee pre-approval of all audit and non-audit services by KPMG. In accordance with that policy, the Audit Committee has given its pre-approval for the provision of audit services by KPMG for fiscal year 2026, including KPMG’s audit fees, and has also given its pre-approval for up to one year in advance for the provision by KPMG of specified types of audit-related, tax, and other permitted non-audit services. In circumstances in which the services proposed to be provided by KPMG are not covered by one of these pre-approvals, the Audit Committee may subsequently pre-approve such services or delegate authority to the Chair or other designated members of the committee to pre-approve such services. Any pre-approvals under this delegated authority must be communicated to the full Audit Committee.

INGREDION INCORPORATED	2026 PROXY STATEMENT	73

Questions and Answers About This Proxy Statement and Our 2025 Annual Meeting

Questions and Answers About This Proxy
Statement and Our 2026 Annual Meeting
Why am I receiving these materials?
The Board of Directors of Ingredion Incorporated is soliciting proxies to be voted at the 2026 Annual Meeting of Stockholders to be held on Wednesday, May 20, 2026, and at any adjournment or postponement thereof. When we ask you for your proxy, we must provide you with a proxy statement and an annual report to stockholders that contain certain information specified by
SEC rules. Our Board of Directors has made these materials available to most of our stockholders via the Internet or, if you have previously requested to receive paper copies or you are a participant in one of the Ingredion Incorporated Retirement Savings
Plans, has delivered paper copies of these materials to you by mail. Our stockholders are invited to attend the annual meeting at www.virtualshareholdermeeting.com/INGR2026 and are requested to vote on the proposals described in this proxy statement.
What is included in these materials?
These materials include:
•this proxy statement for the annual meeting, and
•our 2025 Annual Report to Stockholders, which includes our audited consolidated financial statements.
If you received paper copies of these materials by mail, these materials also include the proxy card for the annual meeting.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of the proxy materials?
As in previous years, we are furnishing proxy materials to our stockholders primarily through the Internet. We are mailing to most of our stockholders a notice of Internet availability of proxy materials (“notice of availability”) instead of a paper copy of the proxy materials. All stockholders receiving the notice of availability will have the ability to access the proxy materials over the Internet. In addition, they have the ability to request a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy are included in the notice of availability. In addition, this proxy statement contains instructions on how stockholders may request to receive proxy materials over the Internet or in paper form by mail on an ongoing basis.
Why didn’t I receive a notice of Internet availability of proxy materials?
If you have previously requested to receive a paper copy of the proxy materials or are a stockholder who is a participant in one of the Ingredion Incorporated Retirement Savings Plans, you were sent a paper copy of the proxy materials instead of a notice of availability.
How can I access the proxy materials over the Internet and how can I switch to electronic delivery in the future?
Your notice of availability, e-mail notification, proxy card, or voting instruction form contains instructions on how to view our proxy materials for the annual meeting via the Internet. Our proxy materials are also available on our investor relations website at https://ir.ingredionincorporated.com/financial-information/sec-filings.

74	INGREDION INCORPORATED	2026 PROXY STATEMENT

Questions and Answers About This Proxy Statement and Our 2025 Annual Meeting

If you received your proxy materials in the mail, on the SEC Filings section of our investor relations website you can instruct us to send future proxy materials to you via electronic delivery. Choosing to receive your future proxy materials by electronic delivery will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials via electronic delivery, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials via electronic delivery will remain in effect until you terminate it.
How can I obtain a paper copy of the proxy materials?
Stockholders receiving a notice of Internet availability of proxy materials will find instructions in their notice about how to obtain a paper copy of the proxy materials. All stockholders who do not receive the notice of availability and have not elected to receive proxy materials via electronic delivery will receive a paper copy of the proxy materials by mail.
What does it mean if I receive more than one notice of availability or proxy card?
It means that you hold shares in more than one account. To ensure that all your shares are voted, if you submit proxy or voting instructions via the Internet or by telephone, you will need to submit such instructions once for each notice of availability, e-
mail notification, proxy card, or voting instruction form you receive. To ensure that all your shares are voted, if you received more than one proxy card, sign, date and return each card or submit voting instructions once for each card via the Internet or by telephone.
What will the stockholders vote on at the annual meeting?
The stockholders will vote on three proposals:
•in accordance with Proposal 1, election to the board of the 11 director nominees who are named in this proxy statement, each to serve for a term of one year,
•in accordance with Proposal 2, approval, by advisory vote, of the compensation of the Company’s named executive officers as described in this proxy statement, and
•in accordance with Proposal 3, ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Will there be any other items of business on the agenda?
We do not expect any other items on the agenda because the deadlines for stockholder proposals and notices to present business at the annual meeting, including director nominations, have passed. Nonetheless, if there should be an unforeseen matter or item of business to be presented or acted upon at the annual meeting, the accompanying proxy gives discretionary authority to the persons named in the proxy to vote the proxy as to such matters or items of business in accordance with their best judgment.
How does the Board of Directors recommend that I vote on the proposals?
The Board of Directors unanimously recommends that you vote your shares:
•FOR the election of each of the board’s 11 director nominees, as described in Proposal 1,
•FOR approval of the compensation of the Company’s named executive officers as described in this proxy statement, as described in Proposal 2, and
•FOR ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2026, as described in Proposal 3.

INGREDION INCORPORATED	2026 PROXY STATEMENT	75

Questions and Answers About This Proxy Statement and Our 2025 Annual Meeting

Who is entitled to vote?
Only stockholders as of the close of business on March 23, 2026, which is the record date for the annual meeting fixed by the
Board of Directors (the “record date”), and those who hold valid proxies from such stockholders may vote at the annual meeting. You have one vote for each share of common stock you held on the record date, including shares:
•held directly in your name as a stockholder of record,
•held in your account with a bank, broker, or other holder of record, or
•allocated to your account(s) in the Ingredion Incorporated Stock Fund in one of the Company’s Retirement Savings Plans.
A list of the stockholders entitled to vote at the meeting will be open to examination by any stockholder for any purpose germane to the meeting for ten days prior to the meeting during ordinary business hours at the Company’s offices at
5 Westbrook Corporate Center, Westchester, Illinois 60154. In addition, the list will be available to any stockholder during the annual meeting on the meeting website set forth above using the 16-digit control number provided on your notice of availability of proxy materials, e-mail notification, proxy card or voting instruction form.
What constitutes a quorum for the annual meeting?
The holders of a majority of the voting power of the outstanding shares of our common stock entitled to vote and present or represented by proxy at the annual meeting will constitute a quorum for the transaction of business at the annual meeting. As of the record date, 63,054,170 shares of our common stock were issued and outstanding.
How many votes are required for the approval of each proposal and what is the effect of abstentions?
A summary of our 2026 annual meeting proposals and applicable vote standards is as follows:

Proposal	Voting Options	Vote Required for Approval	Effect of an Abstention

Election of Directors	FOR, AGAINST, ABSTAIN	Majority of the votes cast	None — does not count as a vote cast on this proposal

Approval of Named Executive Officer Compensation	FOR, AGAINST, ABSTAIN	Majority of voting power of shares present at the meeting and entitled to vote thereat	Treated as a vote AGAINST

Ratification of Appointment of KPMG as Our Independent Registered Public Accounting Firm	FOR, AGAINST, ABSTAIN	Majority of voting power of shares present at the meeting and entitled to vote thereat	Treated as a vote AGAINST

What is the effect of broker non-votes?
Under NYSE rules, if you hold your shares through a record holder such as a broker, the broker will not be able to vote your shares on Proposal 1 (election of directors) or Proposal 2 (advisory vote to approve named executive officer compensation as described in this proxy statement) unless it receives specific instructions from you. We strongly encourage you to submit your voting instructions on Proposals 1 and 2.
Your broker is able to submit voting instructions for Proposal 3 (ratification of appointment of KPMG as our independent registered public accounting firm), even in the absence of instructions from you. If a broker submits a vote on Proposal 3 and leaves Proposals 1 and 2 blank, this is a “broker non-vote” with respect to Proposals 1 and 2. Broker non-votes will be counted for purposes of establishing a quorum for the annual meeting, will have no effect on the outcome of the vote on Proposal 1, and will be treated as a vote against Proposal 2.

76	INGREDION INCORPORATED	2026 PROXY STATEMENT

Questions and Answers About This Proxy Statement and Our 2025 Annual Meeting

What should I do if I want to attend the annual meeting in person?
This year’s annual meeting will be conducted exclusively via the Internet without an option to attend in person.
Why did the Company decide to hold its annual meeting exclusively via the Internet?
We decided to hold the 2026 Annual Meeting in a virtual format as we believe it facilitates stockholder access by enabling all stockholders to participate equally from any location around the world. We remain committed to ensuring that stockholders will have the same rights and opportunities to participate online as they would at an in-person meeting.
For example, both before and during the annual meeting, you will have the ability to vote your shares (other than as described below in “How can I vote my shares in the Ingredion Incorporated Stock Fund in one of the Company’s Retirement Savings
Plans?”) and ask questions of Company management and the Chairman of the Board. Prior to the meeting, you can do this via
www.proxyvote.com and during the virtual annual meeting via www.virtualshareholdermeeting.com/INGR2026. In order to do so, you will need your 16-digit control number. If you attend the virtual annual meeting as a guest, you will not be permitted to ask questions. Shortly after the annual meeting, we will post the questions submitted in accordance with the meeting rules of conduct and procedures and the associated answers on our Investor Relations website, https://ir.ingredionincorporated.com/
events-and-presentations. Similar questions on the same topic may be answered as a group.
If you encounter any difficulties accessing the virtual annual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual annual meeting login page.
Will there be a question-and-answer session during the annual meeting?
As part of the annual meeting, we will hold a live question-and-answer session via the Internet, during which we intend to answer questions submitted during or prior to the meeting that are pertinent to the Company and the business of the annual meeting. Each stockholder is limited to no more than two questions. Each question should be succinct and cover only a single topic. Similar questions on the same topic may be answered as a group. We will not address questions that, among other things:
•are irrelevant to the business of the Company or to the business of the annual meeting,
•are related to material nonpublic information of the Company,
•are related to personal grievances,
•contain derogatory references to individuals or that are otherwise in bad taste,
•repeat questions already asked by another stockholder,
•relate to the stockholder’s personal interests and are not of general concern to all stockholders, or
•are out of order or not otherwise suitable for the conduct of the annual meeting as determined by the chair of the meeting or the meeting secretary in their reasonable judgment.
Shortly after the annual meeting, we will post the questions submitted in accordance with the meeting rules of conduct and procedures and the associated answers on our Investor Relations website, https://ir.ingredionincorporated.com/events-and-
presentations. If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, such matters may be raised separately after the annual meeting by contacting the Company’s Investor Relations department at (708) 551-2600.

INGREDION INCORPORATED	2026 PROXY STATEMENT	77

Questions and Answers About This Proxy Statement and Our 2025 Annual Meeting

How can I vote at the annual meeting?
Whether you hold your shares of record or in street name, we encourage you to submit proxy or voting instructions in advance the annual meeting via the Internet, by telephone, or by mail.
The annual meeting will be conducted exclusively via the Internet.
•If you are a stockholder of record as of the record date, you may vote your shares through the online voting platform during the meeting or submit proxy or voting instructions in advance of the meeting, as described below in “How do I submit proxy or voting instructions if I will not vote at the annual meeting?”,
•If you are the beneficial owner of shares as of the record date, and hold the shares in street name, you may vote the shares you beneficially own by following the instructions provided to you by your bank, broker, or other holder of record, as described below in “How can I submit voting instructions for shares that are held by my bank, broker, or other holder of record?”, and
•If you have shares allocated to your account via the Ingredion Incorporated Stock Fund in one of the Company’s
Retirement Savings Plans, you must vote their shares on or before May 15, 2026, as described below in “How can I vote my shares in the Ingredion Incorporated Stock Fund in one of the Company’s Retirement Savings Plans?”.
If you wish to vote your shares of record or in street name (but not through one of the Company’s Retirement Savings Plans) via the Internet during the annual meeting, please follow the instructions at www.virtualshareholdermeeting.com/INGR2026. You will need the 16-digit control number contained on your notice of availability, e-mail notification, proxy card, or voting instruction form. If you encounter any difficulties voting during the meeting, please call the technical support number that will be posted on the virtual annual meeting login page.
How can I submit proxy or voting instructions if I will not vote at the annual meeting?
If you are a stockholder of record, you may vote at the virtual annual meeting as described above. If you do not wish to vote at the annual meeting or if you will not be attending the meeting, you may vote by proxy. Before the annual meeting, you may submit your proxy or voting instructions via the Internet or by telephone by following the instructions provided in the notice of availability of proxy materials, or, if you received these materials electronically, by following the instructions in the e-mail message that notified you of their availability. If you received paper copies of the proxy materials by mail, you may submit your proxy or voting instructions via the Internet, by telephone, or by mail by following the instructions on the enclosed proxy card.
You may utilize the following methods to submit your proxy or voting instructions before the annual meeting:
By the Internet
You may submit your proxy or voting instructions online at www.proxyvote.com by following the instructions provided in the notice of availability of proxy materials or, if you received these materials electronically, by following the instructions in the e-
mail message that notified you of their availability, or, if you received these materials by mail, by following the instructions in the enclosed proxy card. You will need your 16-digit control number contained on your notice of availability, e-mail notification, or proxy card in order to submit your instructions. Submitting proxy or voting instructions via the Internet has the same effect as submitting such instructions by mail or telephone. You may submit your proxy or voting instructions via the Internet until
11:59 p.m., Eastern Daylight Time, on May 19, 2026.
By telephone
You may submit your proxy or voting instructions by telephone at 1 (800) 690-6903. You will need the 16-digit control number contained on your notice of availability, e-mail notification, or proxy card in order to vote by telephone. Submitting proxy or voting instructions by telephone has the same effect as submitting such instructions by mail or the Internet. You may submit your proxy or voting instructions by telephone until 11:59 p.m., Eastern Daylight Time, on May 19, 2026.

78	INGREDION INCORPORATED	2026 PROXY STATEMENT

Questions and Answers About This Proxy Statement and Our 2025 Annual Meeting

By mail
If you received a paper copy of the proxy materials, you may submit your proxy or voting instructions by signing and dating each proxy card you received and returning each of them to us in the prepaid envelope provided. You should sign your name exactly as it appears on the proxy. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or the officer, agent or partner of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If you submit your proxy or voting instructions by mail, it must be received by 11:59 p.m.,
Eastern Daylight Time, on May 19, 2026.
May I revoke my proxy or voting instructions before my shares are voted at the annual meeting?
Yes, you may revoke your proxy or voting instructions before your shares are voted at the annual meeting. You may submit your proxy or voting instructions again at a later date via the Internet or by telephone or by signing and returning a new proxy card with a later date, or you may attend the virtual annual meeting and vote during the meeting. Only your latest Internet, telephone, or written proxy submitted prior to the meeting will be counted.
You may revoke your proxy at any time before the meeting by (i) notifying the Company’s Corporate Secretary of the revocation in writing or (ii) delivering a later-dated proxy via the Internet or by telephone or in writing. Your attendance at the virtual annual meeting, however, will not automatically revoke your proxy unless you vote at the meeting or specifically request in writing that your prior proxy be revoked. Any written notice revoking a proxy should be sent to Corporate Secretary, Ingredion
Incorporated, 5 Westbrook Corporate Center, Westchester, Illinois 60154 and must be received by 11:59 p.m., Eastern Daylight
Time, on May 19, 2026.
How can I submit voting instructions for shares that are held by my bank, broker, or other holder of record?
If you have shares held of record by a bank, broker, or other holder of record, you may instruct your bank, broker, or other holder of record to vote your shares by following the instructions that such holder of record provides for you. Most banks and brokers permit beneficial owners of shares to submit voting instructions via the Internet, by telephone, and by mail. If you do not have your 16-digit control number, please contact your bank, broker, or other holder of record.
How will the proxies be voted?
The shares represented by valid proxies received by Internet, by telephone, or by mail will be voted in the manner specified in such proxies. If you fail to indicate your voting preferences, the persons named in the proxy will vote on your behalf FOR election of the 11 nominees for director named in this proxy statement (Proposal 1), FOR approval of the compensation of the
Company’s named executive officers as described in this proxy statement (Proposal 2), and FOR ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 3).
Should any matter not described above be properly presented at the meeting, each of the persons named in the proxy will vote on such matter in accordance with such person’s best judgment.
How can I vote my shares in the Ingredion Incorporated Stock Fund in one of the Company’s Retirement Savings Plans?
You may instruct the plan trustee on how to vote your shares in the Ingredion Incorporated Stock Fund via the Internet, by
telephone, or by mail as described above in “How can I submit proxy or voting instructions if I will not vote at the annual meeting?”. You must provide your instruction via the Internet or by telephone no later than 11:59 p.m., Eastern Daylight Time, on May 15, 2026, or by mail received no later than 11:59 p.m., Eastern Daylight Time, on May 15, 2026, in order to have your shares in the Ingredion Incorporated Stock Fund voted at the annual meeting.

INGREDION INCORPORATED	2026 PROXY STATEMENT	79

Questions and Answers About This Proxy Statement and Our 2025 Annual Meeting

How many shares in the Ingredion Incorporated Stock Fund in one of the Company’s Retirement Savings Plans may I vote?
You may vote all the shares allocated to your account on the record date.
What happens if I do not instruct the plan trustee to vote my
Retirement Savings Plans shares?
Your shares will not be voted. The plan trustee will not vote shares held in the Retirement Savings Plans as to which it does not receive timely directions.
Who tabulates the votes?
An independent inspector of election tabulates the votes.
Is my vote confidential?
As a matter of policy, proxies, ballots, and voting tabulations that identify individual stockholders are held confidential by the
Company. Such documents are available for examination only by any independent tabulation agents, the independent inspector of election, and certain employees associated with tabulation of the vote. The identity of the vote of any stockholder is not disclosed except as may be necessary to meet legal requirements.
Where can I find the voting results of the annual meeting?
We will report the voting results by filing a current report on Form 8-K with the SEC within four business days after the date of the annual meeting.
Who is paying the costs of this proxy solicitation?
Ingredion is paying the costs of the solicitation of proxies. We have retained a proxy soliciting firm to assist in the solicitation of proxies for a fee, plus reimbursement of certain out-of-pocket expenses. We will pay brokerage firms and other persons representing beneficial owners of shares held in street name certain fees associated with:
•forwarding the notice of availability to beneficial owners,
•forwarding paper proxy materials by mail to beneficial owners, and
•obtaining beneficial owners’ voting instructions.
In addition to soliciting proxies by the Internet and mail, our board members, officers, and employees may solicit proxies on our behalf, without additional compensation, personally, by e-mail, or by telephone.

80	INGREDION INCORPORATED	2026 PROXY STATEMENT

Questions and Answers About This Proxy Statement and Our 2025 Annual Meeting

How can I submit a stockholder proposal for the 2027 annual
meeting?
Proposals for Inclusion in Next Year’s Proxy Statement
Our 2027 annual meeting is scheduled to be held on Wednesday, May 19, 2027. If a stockholder intends to present a proposal pursuant to Rule 14a-8 under the Exchange Act at the 2027 annual meeting and wishes to have the proposal included in the
Company’s proxy statement for the 2027 annual meeting, the stockholder must submit the proposal in writing so that we receive it by December 9, 2026, unless the date of our 2027 annual meeting is more than 30 days before or after May 20, 2027
(the one-year anniversary of this year’s annual meeting), in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials for our 2027 annual meeting. Proposals should be addressed to our Corporate
Secretary, Ingredion Incorporated, 5 Westbrook Corporate Center, Westchester, Illinois 60154. Any stockholder proposal submitted for inclusion must be eligible for inclusion in our proxy statement in accordance with the rules and regulations promulgated by the SEC.
Pursuant to our bylaws, stockholders may submit director nominees to be included in our annual proxy statement in a process known as “proxy access.” Stockholders who intend to submit director nominees for inclusion in our proxy materials for the 2027 annual meeting must comply with the requirements of proxy access as set forth in our bylaws. The stockholder or group of stockholders who wish to submit director nominees pursuant to proxy access must deliver the required materials to the
Company:
•not less than 120 nor more than 150 days prior to the anniversary of the date on which the proxy statement was released for the prior year’s annual meeting (for the 2027 annual meeting, between November 9, 2026 and December 9,
2026), or
•if the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, not less than 90 days before the date of the applicable annual meeting, or, if later, the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was given, whichever occurs first.
Other Proposals for Consideration at the 2027 Annual Meeting
In addition, our bylaws provide that any stockholder wishing to present any other business for consideration at the annual meeting, including the nomination of directors for election, without including such matters in the Company’s proxy materials must give the Company written notice:
•not less than 90 nor more than 120 days in advance of the date which is the anniversary of the date of the previous year’s annual meeting (for the 2027 annual meeting, between January 20, 2027 and February 19, 2027), or
•if the date of the applicable annual meeting is more than 30 days prior to, or more than 60 days after, the first anniversary of the date of the previous year’s annual meeting, or, if later, the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was given, whichever occurs first.
The notice must provide certain other information as described in our bylaws.
There are other procedural requirements in our bylaws pertaining to stockholder nominations and proposals. A copy of the bylaws is available online in the “Corporate Governance” section of our investor relations website at https://
ir.ingredionincorporated.com/corporate-governance/highlights. Any stockholder may also obtain a current copy of our bylaws, without charge, by writing to our Corporate Secretary.

INGREDION INCORPORATED	2026 PROXY STATEMENT	81

Questions and Answers About This Proxy Statement and Our 2025 Annual Meeting

What other notice requirements must I satisfy if I intend to solicit proxies in connection with the 2027 annual meeting in support of director nominees other than the Company’s nominees?
In addition to satisfying the advance notice requirements under our bylaws described in the response to the prior question, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in connection with the
2027 annual meeting in support of director nominees other than the Company’s nominees must provide the Company no later than March 19, 2027 with a notice that contains the information specified in Rule 14a-19 under the Exchange Act.
I share an address with another stockholder and received one paper copy of the proxy materials. How can I obtain an additional copy of the proxy materials?
The SEC’s rules permit us to deliver a single set of annual meeting materials to one address that is shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings for the Company with respect to holders who want to receive paper materials.
To take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the affected stockholders prior to the mailing date. This procedure saves the Company printing and postage costs by reducing duplicative mailings. We agree to deliver promptly, upon written or oral request, a separate copy of the annual meeting materials to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the proxy statement or annual report, you should contact Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge Householding Department,
51 Mercedes Way, Edgewood, New York 11717. Please also keep in mind that this proxy statement and the accompanying 2025
Annual Report to Stockholders will be filed or furnished with the SEC and available for viewing and copying in the “SEC Filings”
section of our investor relations website at https://ir.ingredionincorporated.com/financial-information/sec-filings, in addition to being available at the site stated in the notice of availability.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements and annual reports for your household, please contact Broadridge Financial Solutions at the above telephone number or address. Stockholders who participate in householding and request to receive paper copies of the proxy materials will continue to receive separate proxy cards. Householding will not affect dividend check mailings.
Beneficial stockholders may request information about householding from their banks, brokers, or other holders of record.

82	INGREDION INCORPORATED	2026 PROXY STATEMENT

Other Matters; Other Information

Other Matters
We do not know of any other matters or items of business to be presented or acted upon at the annual meeting. If other proposals are properly presented, each person named in the proxy is authorized to vote on them using such person’s best judgment.
Other Information
Any stockholder who wishes to receive a separate copy of this proxy statement or our 2025 Annual Report to Stockholders can do so by contacting the Company’s Corporate Secretary by telephone at (708) 551-2600 or by mail at the Company’s principal executive office, the address of which is Ingredion Incorporated, 5 Westbrook Corporate Center, Westchester, Illinois 60154.
Alternatively, you can access our 2025 Annual Report to Stockholders, which includes our 2025 Annual Report on Form 10-K for the year ended December 31, 2025, and other financial information, on our investor relations website at: https://
ir.ingredionincorporated.com/financial-information/annual-reports.
To the extent that this proxy statement is incorporated by reference into any filing by the Company under the Securities Act of
1933, as amended, or the Exchange Act, the sections of this proxy statement entitled “Pay Versus Performance Disclosure”
under “Executive Compensation,” “Compensation Committee Report,” and “Audit Committee Report,” to the extent permitted by SEC rules, will not be deemed incorporated in such a filing, unless specifically provided otherwise in the filing. In addition, such sections will not be deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.
All website addresses contained in this proxy statement are intended to be inactive, textual references only. The information on, or accessible through, any website (including the Company’s website) identified in this proxy statement or any accompanying materials is not a part of, and is not incorporated by reference into, this proxy statement.
Please submit your proxy or voting instructions via the Internet or by telephone as soon as possible, or if you received a paper copy of the proxy materials and wish to submit your proxy or voting instructions by mail, please complete the accompanying proxy card and mail it in the enclosed, postage-paid envelope as soon as possible. If you have received a voting instruction form from a bank, broker, or other holder of record, please submit your voting instructions by following the directions provided on that form.
By order of the Board of Directors,
Tanya Jaeger de Foras
Senior Vice President, Chief Legal Officer,
Corporate Secretary, and Chief Compliance Officer
April 8, 2026

INGREDION INCORPORATED	2026 PROXY STATEMENT	A-1

Appendix A

Appendix A: Reconciliation of Non-GAAP
Financial Measure
To supplement the consolidated financial results prepared in accordance with generally accepted accounting principles
(“GAAP”), the Company uses non-GAAP historical financial measures, which exclude specified GAAP items. The Company uses the term “adjusted” when referring to these non-GAAP amounts.
Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results, and evaluating current performance. By disclosing non-GAAP financial measures, management intends to provide investors with a more meaningful, consistent comparison of the Company’s operating results and trends for the periods presented. These non-
GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with generally accepted accounting principles.
Non-GAAP financial measures are not prepared in accordance with GAAP, so such measures are not necessarily comparable to similarly titled non-GAAP financial measures presented by other companies.
A reconciliation of adjusted diluted earnings per share to diluted earnings per share as calculated in accordance with GAAP is provided in the table below.
Reconciliation of Adjusted Diluted EPS to Diluted EPS
(Unaudited)

	Year Ended		Year Ended
	December 31, 2025		December 31, 2024
	(in millions)	Diluted EPS	(in millions)	Diluted EPS

Net income attributable to Ingredion	$729	$11.18	$647	$9.71

Adjustments:

Restructuring and resegmentation costs (i)	11	0.17	13	0.20

Net (gain) on sale of business (ii)	—	—	(86)	(1.29)

Impairment charges (iii)	7	0.11	109	1.63

Other matters (iv)	(7)	(0.11)	5	0.07

Tax item—Mexico (v)	(14)	(0.22)	18	0.27

Other tax matters (vi)	—	—	4	0.06

Non-GAAP adjusted net income attributable to Ingredion	$726	$11.13	$710	$10.65

Amounts shown for net income and EPS may not sum or recalculate due to rounding.
Notes
(i)During 2025, we recorded pre-tax restructuring charges of $13 million, primarily related to decommissioning costs for previously announced plant closures and restructuring activities that occurred during the year. During 2024, we recorded pre-tax restructuring charges of $18 million, primarily related to restructuring activities that occurred during the year and the resegmentation of the business that was effective January 1, 2024.
(ii)During 2024, we recorded pre-tax gains of $90 million on the sale of our business in South Korea.

A-2	INGREDION INCORPORATED	2026 PROXY STATEMENT

Appendix A

(iii)During 2025, we recorded $10 million of pre-tax impairment charges on our equity investments and equipment due to restructuring activities. During 2024, we recorded pre-tax impairment charges of $83 million, which primarily related to the cessation of operations at our Vanscoy, Canada and Alcantara, Brazil manufacturing facilities. Also in 2024, we recorded pre-tax impairment charges of $18 million to equity method investments and $8 million related to the cessation of manufacturing operations in the United Kingdom.
(iv)During 2025, we recorded pre-tax benefits of $9 million primarily related to insurance recoveries and a favorable judgment related to certain indirect taxes. During 2024, we recorded a pre-tax net charge of $7 million for tornado damage incurred at a U.S. warehouse.
(v)During 2025, we recorded tax provisions of $14 million as a result of the movement of the Mexican peso against the U.S.
dollar and its impact on our Mexico financial statements. During 2024, we recorded tax provisions of $18 million as a result of the movement of the Mexico peso against the U.S. dollar and its impact on our Mexico financial statements.
(vi)During 2025, we changed our permanent reinvestment status of a foreign affiliate, U.S. state deferred tax remeasurement, and tax impacts of the foregoing non-GAAP adjustments. The effect of these changes was partially offset by a benefit from our ability to realize future tax losses in Canada, reversal of prior year tax contingencies, and interest on previously recognized tax benefits for certain Brazilian local incentives that were previously taxable. During 2024, we recognized prior-year tax contingencies and net liabilities, recapture of prior-year U.S. tax benefits, and tax impacts of the foregoing non-GAAP adjustments. The effect of these factors was partially offset by a benefit from our ability to realize tax loss carryforwards in Canada and interest on previously recognized tax benefits for certain Brazilian local incentives that were previously taxable.
slide1
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V66623-P21068-Z88834 ! ! ! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! For Against Abstain ! !! 1b. Rhonda L. Jordan 1c. Gregory B. Kenny 1d. Charles V. Magro 1e. Victoria J. Reich 1k. James P. Zallie 1j. Dwayne A. Wilson 1i. Patricia Verduin 1h. Jorge A. Uribe 1g. Stephan B. Tanda 2. To approve, by advisory vote, the compensation of the Company's named executive officers. 1f. Catherine A. Suever Note: To transact other business, if any, that is properly brought before the meeting or any adjournment or postponement thereof. INGREDION INCORPORATED THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE NOMINEES LISTED IN PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3: 1. To elect the 11 nominees nominated by the Company’s Board of Directors to serve as directors, each for a term of one year. Nominees: 1a. David B. Fischer 3. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. The shares represented by this proxy/voting instruction, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of the nominees for election as a director listed in Proposal 1 and FOR Proposals 2 and 3. If any other matters properly come before the meeting, or any adjournment or adjournments thereof, each person named in this proxy/voting instruction will vote in his or her or its discretion. Please date and sign as name appears hereon. If shares are held jointly by two or more persons, each stockholder should sign. Executors, administrators, trustees, etc., should indicate so when signing. If the signer is a corporation, please sign full corporate name by duly authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person. For Against Abstain SCAN TO VIEW MATERIALS & VOTE w INGREDION INCORPORATED 5 WESTBROOK CORPORATE CENTER WESTCHESTER, IL 60154 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Daylight Time on May 20, 2025 (or until 11:59 p.m. Eastern Daylight Time on May 16, 2025, to instruct the
Retirement Savings Plan Trustee, as applicable). Have your proxy card/voting instruction form in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/INGR2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Daylight Time on May 20, 2025 (or until 11:59 p.m. Eastern Daylight Time on May 16, 2025, to instruct the Retirement Savings Plan Trustee, as applicable). Have your proxy card/voting instruction form in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Ingredion Incorporated, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your voting instructions must be received by 11:59 p.m. Eastern Daylight Time on May 20, 2025 (or by 11:59 p.m. Eastern Daylight Time on May 16, 2025, to instruct the Retirement Savings Plan Trustee, as applicable). If you vote using the Internet or vote by phone, please do not mail your proxy. THANK YOU FOR VOTING
slide2
V66624-P21068-Z88834 2025 Annual Meeting of Stockholders Wednesday, May 21, 2025 8:00 a.m. Central Daylight Time www.virtualshareholdermeeting.com/INGR2025 Your vote is important. Please vote by internet, telephone, or mail as soon as possible to ensure that your vote is recorded promptly. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: Our Notice and Proxy Statement and our Annual Report to Stockholders are available at www.proxyvote.com. Annual Meeting of Stockholders - To Be Held Wednesday, May 21, 2025 THIS PROXY/VOTING INSTRUCTION IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, a stockholder of Ingredion Incorporated, acknowledges receipt of the Proxy Statement dated April 9, 2025, and except as described in the next paragraphs, appoints James P. Zallie and Tanya Jaeger de Foras, and each of them, as proxies and attorneys-in-fact, with full power of substitution, on behalf of the undersigned and in the undersigned's name, to represent the undersigned at the Annual Meeting of Stockholders to be held on Wednesday, May 21, 2025, at 8:00 a.m., Central Daylight Time, and at any adjournment(s) of the meeting, and to vote all shares of common stock which the undersigned would be entitled to vote if the undersigned were personally present, on all matters listed on the reverse side. With respect to any shares represented by this Proxy Card/Voting Instruction Form which are votable and held on behalf of the undersigned in the Ingredion Incorporated Retirement Savings Plans (collectively, the "Plan"), the undersigned directs Fidelity Management Trust Company, as Trustee of the Plan, to vote all such shares on the matters shown, and in the manner directed on the reverse hereof, unless to do so would be inconsistent with the Trustee's duties. If you wish to vote the Ingredion Incorporated shares allocated to your Plan account, you must use this Proxy Card/Voting Instruction Form or submit your voting instructions via the Internet or telephone. The cut-off date for submitting voting instructions on the Internet or by telephone to the Trustee is 11:59 p.m. Eastern Daylight Time on May 16, 2025, and such instructions by mail must be received by 11:59 p.m. Eastern Daylight Time on May 16, 2025. If you do not return your signed Proxy Card/Voting Instruction Form or provide Internet or telephonic voting instructions on a timely basis for the shares allocated to your Plan account, those shares will not be voted. If you return a signed Proxy Card/Voting Instruction Form but do not indicate how the shares should be voted on a matter, the shares represented by the signed Proxy Card/Voting Instruction Form will be voted by the Trustee as the Board of Directors recommends. PLEASE READ THE INSTRUCTIONS ON THE REVERSE SIDE TO VOTE BY THE INTERNET, TELEPHONE OR MAIL. TO VOTE BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. (Continued, and to be signed and dated, on the reverse side.)